--------------------------------------------------------------------------------
                                 SMITH BARNEY
                           INTERNATIONAL AGGRESSIVE
                                  GROWTH FUND

--------------------------------------------------------------------------------

           CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  APRIL 30, 2001




                          [LOGO] Smith Barney
                                 Mutual Funds
                          Your Serious Money. Professionally Managed. /SM/


        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]


JAMES B. CONHEADY, JEFFREY J. RUSSELL,
PORTFOLIO MANAGERS

         Classic Series
   [GRAPHIC]


 Semi-Annual Report . April 30, 2001

 SMITH BARNEY
 INTERNATIONAL AGGRESSIVE
 GROWTH FUND

      JEFFREY J. RUSSELL

      Jeffrey J. Russell, CFA, has more than 20 years of securities business experience.

      Education: BS from the Massachusetts Institute of Technology, MBA from the University of Pennsylvania's Wharton School of Finance.

      JAMES B. CONHEADY

      James B. Conheady has more than 40 years of securities business experience.

      Education: BSS from Georgetown University

      FUND OBJECTIVE

      The Fund seeks total return on its assets from growth of capital and income. It aims to achieve this objective by investing principally in a portfolio of equity securities of established non-U.S. issuers.

      FUND FACTS

      FUND INCEPTION
            -----------------
      February 21, 1995

      MANAGER TENURE
            -----------------
      Since Inception

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
            -----------------
      20 Years (Jeffrey J. Russell)
      40 Years (James B. Conheady)

                    CLASS 1 CLASS A CLASS B CLASS L
----------------------------------------------------
NASDAQ               CSQIX   CSQAX   CSQBX    N/A
----------------------------------------------------
INCEPTION           8/8/96  2/21/95 2/21/95 9/13/00
----------------------------------------------------

Average Annual Total Returns as of April 30, 2001

                          Without Sales Charges/(1)/

                  Class 1  Class A/(2)/ Class B/(2)/ Class L

--------------------------------------------------------------
Six-Month+        (31.71)% (31.85)%     (32.09)%     (31.99)%

--------------------------------------------------------------
One-Year          (39.34)  (39.62)      (40.04)         N/A

--------------------------------------------------------------
Five-Year            N/A    11.99        11.15          N/A

--------------------------------------------------------------
Since Inception++  13.62    15.49        14.65       (38.65)+

--------------------------------------------------------------

                            With Sales Charges/(3)/

                  Class 1  Class A/(2)/ Class B/(2)/ Class L

--------------------------------------------------------------
Six-Month+        (37.51)% (35.26)%     (35.48)%     (33.34)%

--------------------------------------------------------------
One-Year          (44.50)  (42.64)      (43.04)         N/A

--------------------------------------------------------------
Five-Year            N/A    10.85        11.02          N/A

--------------------------------------------------------------
Since Inception++  11.50    14.53        14.65       (39.88)+

--------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of all applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) For the purpose of calculating performance, the Fund's inception date is March 17, 1995 (date the Fund's investment strategy was implemented).

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A and L shares reflect the deduction of the maximum sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception date for Class 1 shares is August 8, 1996. Inception date for Class A and B shares is February 21, 1995. Inception date for Class L shares is September 13, 2000.



What's Inside
Your Investment in the Smith Barney International Aggressive Growth Fund......1
A Message From the President .................................................2
Letter from the Portfolio Managers............................................3
Historical Performance........................................................5
Fund at a Glance..............................................................7
Schedule of Investments.......................................................8
Statement of Assets and Liabilities..........................................11
Statement of Operations......................................................12
Statements of Changes in Net Assets..........................................13
Notes to Financial Statements................................................14
Financial Highlights.........................................................20

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

   YOUR INVESTMENT IN THE SMITH BARNEY INTERNATIONAL AGGRESSIVE GROWTH FUND

Portfolio managers Jeff Russell and James Conheady focus on identifying companies headquartered outside the United States that they believe possess strong financials and solid business plans. Jeff and James seek to invest in foreign companies exhibiting above-average earnings growth and led by effective management teams.

          Solid Companies Positioned for Rapid Growth

[GRAPHIC] Jeff and James use a rigorous process in carefully evaluating companies, seeking dynamic businesses that they believe show a potential for superior and sustainable revenue and earnings growth. They also look to own companies they deem to be strategically positioned to capitalize on the potential growth of the global economy.

          A Pure Investment in the Overseas Markets
[GRAPHIC]
          Jeff and James are firm believers that a world of opportunity exists beyond the United States.While most global mutual funds may allocate a substantial portion of assets to the U.S. markets, Jeff and James invest most of the Fund's assets in countries other than the U.S.

          Portfolio Manager-Driven Funds -- The Classic Series
[GRAPHIC]
          The Classic Series is a selection of Smith Barney Mutual Funds that invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives. The Classic Series Funds enable investors to participate in a mutual fund where investment decisions are determined by portfolio managers, based on each fund's investment objectives and guidelines.

          A Distinguished History of Managing Your Serious Money
[GRAPHIC]
          Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith
          Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, Citigroup Asset Management unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

          At Citigroup Asset Management, you gain access to blue-chip management delivered professionally.We are proud to offer you, the serious investor, a variety of managed solutions.



1 Smith Barney International Aggressive Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

                         A MESSAGE FROM THE PRESIDENT

[PHOTO]

                               HEATH B. MCLENDON
                                   PRESIDENT

                             ---------------------

The year 2001 began as a period of transition for the global markets. Investors witnessed a widespread rationalization of stock valuations across many industries -- most notably in the New Economy sectors of technology and telecommunications.

International investing enables an investor to take advantage of long-term growth opportunities that exist outside of the United States. Some foreign economies possess significant growth potential, particularly certain emerging markets. Diversification can be an important benefit of international investing. By spreading risk among foreign and U.S. investments, investors may be able to reduce some of the overall investment risk of their portfolios and improve their returns. However, international investing does carry some additional risk -- namely, currency fluctuations, differing accounting and financial disclosure, standards, lower liquidity, foreign taxation and the potential for adverse political developments. For these reasons, many investors choose to employ an experienced international money management team to manage their international investments.

The Smith Barney International Aggressive Growth Fund ("Fund") seeks total return on its assets from growth of capital and income by investing principally in a diversified portfolio of equity securities of established non-U.S. issuers. Fund managers Jeffrey J. Russell and James B. Conheady emphasize individual security selection while diversifying the Fund's investments across regions and countries.

Thank you for your continued confidence in our investment management approach.

Sincerely,


/s/ Heath B. McLendon
Heath B. McLendon
President

May 14, 2001




2 Smith Barney International Aggressive Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report for the Smith Barney International Aggressive Growth Fund ("Fund") for the period ended April 30, 2001. In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Please note that the information provided in this letter represents the opinion of the Fund's manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain part of the Fund's investment portfolio, or that the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 8 through 10 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of April 30, 2001 and is subject to change.

Performance Update
For the six months ended April 30, 2001, the Fund's Class A shares, without and with sales charges, reported total returns of negative 31.85% and negative 35.26%, respectively. In comparison, the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE")/1/ returned negative 8.11% for the same period. Past performance is not indicative of future results.

Market and Fund Update
The six months ended April 30, 2001 encompassed a sharp slowdown of global economic conditions and an accompanying severe downturn in the global financial markets. In our view, reduced earnings expectations and sharply lower stock prices for many technology companies reduced considerably the net asset value per share of the Fund.

The start to the new investment year has been rough. International growth stocks have experienced earnings and valuation pressures. Many companies worldwide have reported slowdowns and even contractions in the growth of their businesses. The "popping" of the U.S. financial bubble in early 2000 gave way to a significant industrial inventory correction and, ultimately, a capital spending and financing recession. A cascade of downward earnings revisions cast a pall on the non-U.S. markets, the magnitude and speed of which surprised many investors.

The U.S. Federal Reserve Board cut short-term interest rates repeatedly during 2001 in response to signs that the U.S. economy was slowing. Despite reductions in short-term U.S. interest rates, the U.S. dollar firmed versus some major foreign currencies (e.g., the yen and Euro), causing currency translation losses during the period. The Japanese central bank also adopted a looser monetary policy, and the European central bank lowered interest rates in May 2001. The actions of the major global central banks show us that liquidity is being provided to counteract the cyclical macroeconomic downturn. While many investors and commentators are eager to see evidence of a quick reacceleration, many months may elapse before the effects of monetary easing become apparent in real economic activity.

During the reporting period, certain growth sectors in which the Fund had significant positions were hard hit. The wireless equipment stocks -- including long-standing holding Nokia, whose shares lost 44% during the first quarter of 2001 --suffered from concerns of a slowdown in subscriber growth and carrier spending cutbacks. The major drop-off in demand

--------
1 MSCI EAFE is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.


3 Smith Barney International Aggressive Growth Fund | 2001 Semi-Annual Report
                                to Shareholders
for commercial and consumer electronics products significantly cut the stock prices of Canadian contract electronic manufacturers Celestica Inc. and C-Mac Industries Inc., as well as Singapore-based Venture Manufacturing Ltd. Software stocks were generally quite weak, especially those that serve the telephone industry.

Telephone network operators also experienced sharp declines following the exuberant bidding for third generation ("3G") wireless licenses, the delayed implementation of 3G technology, and the bankruptcy of several competitive providers in the U.S. and Europe. Lastly, several of our capital goods mid-cap stocks were subject to recent profit-taking, despite no apparent deterioration of business.

We continue to search for attractive growth stocks across the entire market cap spectrum. During the period, we added a few ''defensive growth'' stocks, such as Danish insulin producer Novo Nordisk and U.K. market research organization Taylor Nelson Sofres PLC. We eliminated several Fund holdings including Skandia, an international financial services and insurance group, due to poor new business generation; and Dimension Data PLC, a leading global network services and solutions provider, as a result of declining prospects for new business and the growth of network spending.

Market Outlook

The past six months have been marked by weaker equity markets, which succumbed to a potent combination of an economic slowdown, general earnings deterioration, sharp swings in investor sentiment, and government policy changes. The result has been heightened equity market volatility.

We thank you for your confidence in our investment approach. We look forward to helping you take advantage of the growing number of investment opportunities available in today's global economy.

Thank you for your investment in the Fund.
Sincerely,

/s/ Jeff J. Russell
Jeffrey J. Russell
Vice President

May 14, 2001

/s/ James B. Conheady
James B. Conheady
Vice President



4 Smith Barney International Aggressive Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

 Historical Performance -- Class 1 Shares



                         Net Asset Value
                       -------------------
                       Beginning  End      Income    Capital Gain     Total
Period Ended           of Period of Period Dividends Distributions   Returns/(1)/

----------------------------------------------------------------------------------
4/30/01                $42.17    $28.80    $0.00     $0.00         (31.71)%+

----------------------------------------------------------------------------------
10/31/00                32.57     42.17     0.00      0.74          31.53

----------------------------------------------------------------------------------
10/31/99                19.06     32.57     0.00      0.00          70.88

----------------------------------------------------------------------------------
10/31/98                18.16     19.06     0.00      0.00           4.96

----------------------------------------------------------------------------------
10/31/97                16.52     18.16     0.00      0.00           9.99

----------------------------------------------------------------------------------
Inception* -- 10/31/96  16.00     16.52     0.00      0.00           3.25+

----------------------------------------------------------------------------------
 Total                                     $0.00     $0.74

----------------------------------------------------------------------------------

           Historical Performance -- Class A Shares

                         Net Asset Value
                       -------------------
                       Beginning  End      Income    Capital Gain     Total
Period Ended           of Period of Period Dividends Distributions   Returns/(1)/

----------------------------------------------------------------------------------
4/30/01                $41.57    $28.33    $0.00     $0.00         (31.85)%+

----------------------------------------------------------------------------------
10/31/00                32.24     41.57     0.00      0.74          31.00

----------------------------------------------------------------------------------
10/31/99                18.94     32.24     0.00      0.00          70.22

----------------------------------------------------------------------------------
10/31/98                18.14     18.94     0.00      0.00           4.41

----------------------------------------------------------------------------------
10/31/97                16.54     18.14     0.00      0.00           9.74

----------------------------------------------------------------------------------
10/31/96                13.86     16.54     0.00      0.00          19.34

----------------------------------------------------------------------------------
Inception* -- 10/31/95  11.81     13.86     0.00      0.00          16.28/(2)+/

----------------------------------------------------------------------------------
 Total                                     $0.00     $0.74

----------------------------------------------------------------------------------

           Historical Performance -- Class B Shares

                         Net Asset Value
                       -------------------
                       Beginning  End      Income    Capital Gain     Total
Period Ended           of Period of Period Dividends Distributions   Returns/(1)/

----------------------------------------------------------------------------------
4/30/01                $39.86    $27.07    $0.00     $0.00         (32.09)%+

----------------------------------------------------------------------------------
10/31/00                31.16     39.86     0.00      0.74          30.04

----------------------------------------------------------------------------------
10/31/99                18.44     31.16     0.00      0.00          68.98

----------------------------------------------------------------------------------
10/31/98                17.81     18.44     0.00      0.00           3.54

----------------------------------------------------------------------------------
10/31/97                16.36     17.81     0.00      0.00           8.93

----------------------------------------------------------------------------------
10/31/96                13.79     16.36     0.00      0.00          18.64

----------------------------------------------------------------------------------
Inception* -- 10/31/95  11.81     13.79     0.00      0.00          15.69/(2)+/

----------------------------------------------------------------------------------
 Total                                     $0.00     $0.74

----------------------------------------------------------------------------------


5 Smith Barney International Aggressive Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

 Historical Performance -- Class L Shares

                         Net Asset Value
                       -------------------
                       Beginning  End      Income    Capital Gain    Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)/

---------------------------------------------------------------------------------
4/30/01                $41.61    $28.30    $0.00     $0.00         (31.99)%+

---------------------------------------------------------------------------------
Inception* -- 10/31/00  46.13     41.61     0.00      0.00          (9.80)+

---------------------------------------------------------------------------------
 Total                                     $0.00     $0.00

---------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns

                                         Without Sales Charges/(1)/
                                -------------------------------------------
                                Class 1  Class A/(2)/ Class B/(2)/ Class L

     -----------------------------------------------------------------------
     Six Months Ended 4/30/01+  (31.71)% (31.85)%     (32.09)%     (31.99)%

     -----------------------------------------------------------------------
     Year Ended 4/30/01         (39.34)  (39.62)      (40.04)         N/A

     -----------------------------------------------------------------------
     Five Years Ended 4/30/01      N/A    11.99        11.15          N/A

     -----------------------------------------------------------------------
     Inception* through 4/30/01  13.62    15.49        14.65       (38.65)+

     -----------------------------------------------------------------------

                                          With Sales Charges/(3)/
                                -------------------------------------------
                                Class 1  Class A/(2)/ Class B/(2)/ Class L

     -----------------------------------------------------------------------
     Six Months Ended 4/30/01+  (37.51)% (35.26)%     (35.48)%     (33.34)%

     -----------------------------------------------------------------------
     Year Ended 4/30/01         (44.50)  (42.64)      (43.04)         N/A

     -----------------------------------------------------------------------
     Five Years Ended 4/30/01      N/A    10.85        11.02          N/A

     -----------------------------------------------------------------------
     Inception* through 4/30/01  11.50    14.53        14.65       (39.88)+

     -----------------------------------------------------------------------

 Cumulative Total Returns

                                                Without Sales Charges/(1)/

      ---------------------------------------------------------------------
      Class 1 (Inception* through 4/30/01)       82.85%

      ---------------------------------------------------------------------
      Class A (Inception* through 4/30/01)/(2)/ 141.47

      ---------------------------------------------------------------------
      Class B (Inception* through 4/30/01)/(2)/ 130.87

      ---------------------------------------------------------------------
      Class L (Inception* through 4/30/01)      (38.65)

      ---------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) For the purpose of calculating performance, the Fund's inception date is March 17, 1995 (date the Fund's investment strategy was implemented).
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A and L shares reflect the deduction of the current maximum sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year.
 * Inception date for Class 1 shares is August 8, 1996. Inception date for Class A and B shares is February 21, 1995. Inception date for Class L shares is September 13, 2000.
 + Total return is not annualized, as it may not be representative of the total return for the year.


6 Smith Barney International Aggressive Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

 Smith Barney International Aggressive Growth Fund at a Glance (unaudited)



Growth of $10,000 Invested in Class A and B Shares of the
Smith Barney International Aggressive Growth Fund vs. MSCI EAFE Index+

--------------------------------------------------------------------------------
                           March 1995 -- April 2001

[CHART]
                Smith Barney     Smith Barney
                International    International
                 Aggressive        Aggressive
                Growth Fund       Growth Fund
              -Class A Shares   -Class B Shares  MSCI EAFE Index
Mar 17, 1995         9,498           10,000           10,000
Oct 1995            11,044           11,569            9,993
Oct 1996            13,171           13,716           11,073
Oct 1997            14,454           14,941           11,618
Oct 1998            15,092           15,470           12,755
Oct 1999            25,689           26,141           15,694
Oct 2000            33,654           33,995           16,281
Apr 30, 2001        22,935           23,087           14,961

+ Hypothetical illustration of $10,000 invested in Class A and B shares at inception on March 17, 1995 (date the Fund's investment strategy was implemented), assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and the deduction of the maximum 5.00% CDSC for Class B shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2001. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australasia and the Far East. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                         Diversification by Country*+

               [CHART]
                                           Canada            9.0%
                                           Denmark           4.3%
                                           France            8.2%
                                           Germany           6.0%
                                           Hong Kong         6.2%
                                           Israel            4.6%
                                           Japan             8.6%
                                           Norway            6.8%
                                           Switzerland      10.3%
                                           United Kingdom   16.0%
                                           Other            20.0%

                           Investment Allocation*++

              [CHART]
                                      Repurchase Agreement    1.1%
                                      Preferred Stock         1.5%
                                      Common Stock           97.4%


* All information is as of April 30, 2001. Please note that Fund holdings are subject to change.
+  As a percentage of total common stock.
++ As a percentage of total investments.


7 Smith Barney International Aggressive Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

 Schedule of Investments (unaudited)                             April 30, 2001


 SHARES                 SECURITY                   VALUE
------------------------------------------------------------
COMMON STOCK -- 97.4%
Australia -- 0.7%
1,500,000 ERG Ltd.                              $ 1,149,302
-----------------------------------------------------------
Canada -- 8.8%
  100,000 Celestica Inc.*                         5,141,555
  110,000 Certicom Corp.*                         1,116,824
  100,000 C-MAC Industries Inc.*                  3,237,878
   80,000 JDS Uniphase Corp.*                     1,710,400
  100,000 Nortel Networks Corp.                   1,530,000
  275,000 Patheon, Inc.*                          2,550,439
-----------------------------------------------------------
                                                 15,287,096
-----------------------------------------------------------
China -- 0.5%
   10,000 China Mobile Ltd.*                         49,109
  600,000 China Unicom Ltd.*                        842,416
-----------------------------------------------------------
                                                    891,525
-----------------------------------------------------------
Denmark -- 4.2%
   60,000 Novo Nordisk A/S                        2,280,746
  155,000 William Demant A/S*                     5,008,137
-----------------------------------------------------------
                                                  7,288,883
-----------------------------------------------------------
Finland -- 2.0%
  100,000 Nokia Oyj                               3,419,013
-----------------------------------------------------------
France -- 8.0%
   35,000 Axa                                     4,127,139
   50,000 Credit Lyonnais                         1,927,476
   60,000 Groupe Danone                           7,793,244
-----------------------------------------------------------
                                                 13,847,859
-----------------------------------------------------------
Germany -- 5.8%
   10,000 Allianz AG                              2,877,028
   65,000 MLP AG                                  7,203,653
-----------------------------------------------------------
                                                 10,080,681
-----------------------------------------------------------
Hong Kong -- 6.0%
   61,480 China Mobile Ltd., Sponsored ADR*       1,556,674
1,000,000 Computer & Technologies Holdings Ltd.     419,926
  124,885 HSBC Holdings PLC                       1,585,282
  362,000 Hutchison Whampoa Ltd.                  3,910,565
1,600,000 Li & Fung Ltd.                          3,036,287
-----------------------------------------------------------
                                                 10,508,734
-----------------------------------------------------------
Iceland -- 0.4%
  100,000 deCODE GENETICS, INC.*                    715,000
-----------------------------------------------------------
Ireland -- 3.5%
  105,000 Elan Corp. PLC, Sponsored ADR*          5,265,750
   75,685 Irish Continental Group PLC               416,036
  200,000 IWP International PLC                     319,177
-----------------------------------------------------------
                                                  6,000,963
-----------------------------------------------------------

                      See Notes to Financial Statements.


8 Smith Barney International Aggressive Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

 Schedule of Investments (unaudited) (continued)                 April 30, 2001


     SHARES                       SECURITY                         VALUE
     -----------------------------------------------------------------------
     Israel -- 4.5%
      86,150 Amdocs Ltd.*                                       $ 5,074,235
      35,000 Gilat Satellite Networks Ltd.*                         489,650
      40,000 Teva Pharmaceutical Industries Ltd., Sponsored ADR   2,178,000
     ----------------------------------------------------------------------
                                                                  7,741,885
     ----------------------------------------------------------------------
     Italy -- 3.8%
     250,000 San Paolo-IMI S.p.A.                                 3,482,135
     250,000 Telecom Italia Mobile S.p.A.                         1,715,578
     100,000 Tiscali S.p.A.*                                      1,388,421
     ----------------------------------------------------------------------
                                                                  6,586,134
     ----------------------------------------------------------------------
     Japan -- 8.4%
      60,000 FANUC LTD.                                           3,356,134
     150,000 FUJITSU LTD.                                         2,064,192
      30,000 Matsushita Communication Industrial Co., Ltd.        1,651,354
         150 NTT DoCoMo, Inc.                                     3,084,146
      25,000 SONY CORP.                                           1,869,915
      26,600 Trend Micro Inc.                                     1,203,659
      30,600 Trend Micro Inc.+*                                   1,362,367
     ----------------------------------------------------------------------
                                                                 14,591,767
     ----------------------------------------------------------------------
     Mexico -- 0.6%
      15,000 Grupo Televisa S.A., Sponsored ADR*                    570,450
     186,000 Walmart de Mexico                                      448,459
     ----------------------------------------------------------------------
                                                                  1,018,909
     ----------------------------------------------------------------------
     Netherlands -- 0.9%
      50,000 Airspray N.V.                                          922,068
     100,000 United Pan-Europe Communications N.V.*                 620,622
     ----------------------------------------------------------------------
                                                                  1,542,690
     ----------------------------------------------------------------------
     Norway -- 6.6%
     100,000 Fast Search & Transfer ASA*                            153,618
      40,000 Opticom ASA*                                         3,441,049
     500,000 Tomra Systems ASA                                    7,900,368
     ----------------------------------------------------------------------
                                                                 11,495,035
     ----------------------------------------------------------------------
     Singapore -- 0.8%
     200,000 Venture Manufacturing Ltd.                           1,394,455
     ----------------------------------------------------------------------
     South Africa -- 0.1%
       2,400 Anglo American Platinum Corp. Ltd.                     107,798
     ----------------------------------------------------------------------
     Spain -- 3.2%
     310,000 Indra Sistemas, S.A.                                 3,056,299
      51,052 Telefonica, S.A., Sponsored ADR*                     2,565,874
     ----------------------------------------------------------------------
                                                                  5,622,173
     ----------------------------------------------------------------------
     Sweden -- 3.1%
     125,000 Assa Abloy AB                                        2,172,379
     250,000 AU-System AB*                                          654,756
     110,000 Scandinavia Online AB*                                 162,945
     125,000 Securitas AB, Class B Shares                         2,427,952
         350 TeleLarm Care AB*                                        3,357
     ----------------------------------------------------------------------
                                                                  5,421,389
     ----------------------------------------------------------------------

                      See Notes to Financial Statements.


9 Smith Barney International Aggressive Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

 Schedule of Investments (unaudited) (continued)                 April 30, 2001


  SHARES                                  SECURITY                                   VALUE
-----------------------------------------------------------------------------------------------
Switzerland -- 10.0%
    75,000 Fantastic Corp.*                                                       $    111,047
     6,000 Geberit International AG                                                  1,570,119
     1,000 Julius Baer Holding AG                                                    4,334,544
   150,000 Mettler-Toledo International Inc.*                                        6,637,500
     1,200 Phonak Holding AG                                                         3,890,714
     2,500 Zurich Financial Services AG                                                889,100
----------------------------------------------------------------------------------------------
                                                                                    17,433,024
----------------------------------------------------------------------------------------------
United Kingdom -- 15.5%
   600,000 Baltimore Technologies PLC*                                                 706,100
   600,000 Capita Group PLC                                                          4,275,229
   165,000 COLT Telecom Group PLC*                                                   2,264,025
   500,000 Energis PLC*                                                              2,607,632
   250,000 Galen Holdings PLC                                                        3,246,126
   250,000 Guardian IT PLC                                                           2,995,736
   402,419 Hays PLC                                                                  1,905,835
   892,446 Serco Group PLC                                                           5,043,799
   267,000 Taylor Nelson Sofres PLC                                                    865,283
   711,039 Vodafone Group PLC                                                        2,161,878
    30,000 Vodafone Group PLC, Sponsored ADR                                           908,400
----------------------------------------------------------------------------------------------
                                                                                    26,980,043
----------------------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $174,830,504)                                                  169,124,358
----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.5%
Germany -- 1.5%
    65,000 Wella AG (Cost -- $2,734,416)                                             2,645,181
----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                  SECURITY                                   VALUE

-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.1%
$1,875,000 CIBC World Markets Corp., 4.420% due 5/1/01; Proceeds at
            maturity -- $1,875,230; (Fully collateralized by U.S. Treasury Bills,
            0.000% due 10/25/01; Market value -- $1,913,145) (Cost -- $1,875,000)    1,875,000
----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $179,439,920**)                                               $173,644,539
----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

 * Non-income producing security.
+  Security is traded on a "when-issued" basis (See Note 12).
** Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


10 Smith Barney International Aggressive Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

 Statement of Assets and Liabilities (unaudited)                 April 30, 2001


 ASSETS:
    Investments, at value (Cost -- $179,439,920)                        $173,644,539
    Foreign currency, at value (Cost -- $109,590)                            109,101
    Cash                                                                         244
    Receivable for Fund shares sold                                           77,745
    Dividends and interest receivable                                        130,336
 -----------------------------------------------------------------------------------
    Total Assets                                                         173,961,965
 -----------------------------------------------------------------------------------
 LIABILITIES:
    Investment management fee payable                                        151,263
    Distribution fees payable                                                 42,915
    Payable for securities purchased                                          42,038
    Payable for Fund shares purchased                                         19,280
    Trustees' retirement plan                                                 17,594
    Payable for open forward foreign currency contracts (Note 9)                 286
    Accrued expenses                                                         333,526
 -----------------------------------------------------------------------------------
    Total Liabilities                                                        606,902
 -----------------------------------------------------------------------------------
 Total Net Assets                                                       $173,355,063
 -----------------------------------------------------------------------------------
 NET ASSETS:
    Par value of shares of beneficial interest                          $     62,681
    Capital paid in excess of par value                                  204,023,582
    Accumulated net investment loss                                       (1,828,832)
    Accumulated net realized loss from security transactions             (23,104,801)
   Net unrealized depreciation of investments and foreign currencies      (5,797,567)
 -----------------------------------------------------------------------------------
 Total Net Assets                                                       $173,355,063
 -----------------------------------------------------------------------------------
 Shares Outstanding:
    Class 1                                                                  222,622
----------------------------------------------------------------------------------
   Class A                                                                 2,453,755
----------------------------------------------------------------------------------
   Class B                                                                 3,411,220
----------------------------------------------------------------------------------
   Class L                                                                   180,489
----------------------------------------------------------------------------------
Net Asset Value:
   Class 1 (and redemption value)                                             $28.80
----------------------------------------------------------------------------------
   Class A (and redemption value)                                             $28.33
----------------------------------------------------------------------------------
   Class B *                                                                  $27.07
----------------------------------------------------------------------------------
   Class L **                                                                 $28.30
----------------------------------------------------------------------------------
Maximum Public Offering Price Share:
   Class 1 (net asset value plus 9.29% of net asset value per share)          $31.48
----------------------------------------------------------------------------------
   Class A (net asset value plus 5.26% of net asset value per share)          $29.82
----------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)          $28.59
 -----------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

11 Smith Barney International Aggressive Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

 Statement of Operations (unaudited)    For the Six Months Ended April 30, 2001


 INVESTMENT INCOME:
    Dividends                                                    $    289,369
    Interest                                                          170,963
    Less: Foreign withholding tax                                     (27,315)
 -----------------------------------------------------------------------------
    Total Investment Income                                           433,017
 -----------------------------------------------------------------------------
 EXPENSES:
    Investment management fee (Note 2)                                948,692
    Distribution fees (Note 2)                                        629,049
    Shareholder and system servicing fees                             352,109
    Shareholder communications                                         75,894
    Custody                                                            57,366
    Registration fees                                                  34,618
    Audit and legal                                                    15,270
    Trustees' fees                                                      9,890
    Other                                                               7,995
 -----------------------------------------------------------------------------
    Total Expenses                                                  2,130,883
 -----------------------------------------------------------------------------
 Net Investment Loss                                               (1,697,866)
 -----------------------------------------------------------------------------
 REALIZED AND UNREALIZED LOSS ON INVESTMENTS
 AND FOREIGN CURRENCIES (NOTES 3 AND 9):
    Realized Loss From:
      Security transactions (excluding short-term securities)     (19,371,262)
      Foreign currency transactions                                  (130,966)
 -----------------------------------------------------------------------------
    Net Realized Loss                                             (19,502,228)
 -----------------------------------------------------------------------------
    Decrease in Net Unrealized Appreciation (Note 16)             (54,354,243)
 -----------------------------------------------------------------------------
 Net Loss on Investments and Foreign Currencies                   (73,856,471)
 -----------------------------------------------------------------------------
 Decrease in Net Assets From Operations                          $(75,554,337)
 -----------------------------------------------------------------------------

                      See Notes to Financial Statements.


12 Smith Barney International Aggressive Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

 Statements of Changes in Net Assets


For the Six Months Ended April 30, 2001 (unaudited) and the Year Ended October 31, 2000

                                                                                   2001          2000
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                                         $ (1,697,866) $ (3,336,835)
   Net realized loss                                                            (19,502,228)   (3,721,585)
   Increase (decrease) in net unrealized appreciation                           (54,354,243)   11,708,804
-----------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                            (75,554,337)    4,650,384
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                                                    --    (2,094,997)
   Capital                                                                               --          (118)
-----------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders                             --    (2,095,115)
-----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 15):
   Net proceeds from sale of shares                                              70,306,309   167,121,105
   Net asset value of the shares issued for reinvestment of dividends                    --     2,046,141
   Net asset value of the shares issued in connection with the transfer of
     Smith Barney World Funds, Inc.--Emerging Markets Portfolio and
     Smith Barney World Funds, Inc.--Pacific Portfolio's net assets (Note 16)    15,874,190            --
   Cost of shares reacquired                                                    (55,942,990)  (35,806,542)
-----------------------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                           30,237,509   133,360,704
-----------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                               (45,316,828)  135,915,973

NET ASSETS:
   Beginning of period                                                          218,671,891    82,755,918
-----------------------------------------------------------------------------------------------------------
   End of period*                                                              $173,355,063  $218,671,891

-----------------------------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                                  $(1,828,832)           --
-----------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

13 Smith Barney International Aggressive Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

 Notes to Financial Statements (unaudited)



1. Significant Accounting Policies
The Smith Barney International Aggressive Growth Fund ("Fund"), is a separate portfolio of the Smith Barney Investment Series ("Series"). The Series, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company and consists of this portfolio and six other separate investment portfolios: Smith Barney Large Cap Core Fund, Smith Barney Growth and Income Fund, Smith Barney Large Cap Core Portfolio, formerly known as Select Growth Portfolio, Smith Barney Premier Selections All Cap Growth Portfolio, formerly known as Select Mid Cap Portfolio, Smith Barney Growth and Income Portfolio, and Select Government Portfolio. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence, subsequent to the time a value was so established, is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices in the over-the-counter market; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $3,326,632 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Also, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk.


14 Smith Barney International Aggressive Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Investment Management Agreement and Other Transactions
Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment manager to the Fund. The Fund pays SBFM an investment management fee calculated at an annual rate of 1.00% of the average daily net assets. The fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. For the six months ended April 30, 2001, the Fund paid transfer agent fees of $52,233 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the six months ended April 30, 2001, SSB and its affiliates received brokerage commissions of $10,464.

There are maximum initial sales charges of 8.50%, 5.00% and 1.00% for Class 1, A and L shares, respectively.There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year of purchase and declines by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC which applies if redemption occurs within the first year of purchase.

For the six months ended April 30, 2001, SSB received sales charges of approximately $14,000, $726,000 and $18,000 on the sale of the Fund's Class 1, A and L shares, respectively. In addition, CDSCs paid to SSB were approximately $193,000 for Class B shares.

Pursuant to two Distribution Plans, the Fund pays a service fee with respect to its Class A and B shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class. For the six months ended April 30, 2001, total Distribution Plan fees incurred were:

                                        Class A Class B  Class L
-----------------------------------------------------------------
Distribution Plan Fees                  $94,357 $516,650 $18,042
----------------------------------------------------------------

All officers and one Trustee of the Series are employees of Citigroup or its affiliates.

The Trustees of the Series instituted a Retirement Plan ("Plan"), effective April 1, 1996 (and amended on January 1, 2001). The Plan is not funded, and obligations under the Plan will be paid solely out of the Series' assets. The Series will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Trustees not affiliated with the Fund's manager, the annual retirement benefit payable per year for a ten-year period is based upon the total annual compensation received in calendar year 2000, such benefit is reduced by any payments received under the Smith Barney Investment Series Amended and Restated Trustee Retirement Plan. Trustees with more than five but less than ten years of service at retirement will receive a proportionally reduced benefit. Under the Plan, for those Trustees retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten-year period is equal to 75% of the total compensation received from the Trust during the 1995 calendar year.

3. Investments
During the six months ended April 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

---------------------------------------
Purchases                   $56,652,451
---------------------------------------
Sales                        27,214,584
---------------------------------------

At April 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

---------------------------------------------------------
Gross unrealized appreciation               $ 28,148,452
Gross unrealized depreciation                (33,943,833)
---------------------------------------------------------
Net unrealized depreciation                 $ (5,795,381)
---------------------------------------------------------



15 Smith Barney International Aggressive Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

4. Repurchase Agreements
The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the six months ended April 30, 2001, the Fund did not enter into any reverse repurchase agreement transactions.

6. Futures Contracts
Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (and cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counter-party fail to perform under such contracts.

At April 30, 2001, the Fund did not hold any futures contracts.

7. Option Contracts
Upon the purchase of a put option or a call option by the Fund, the premium paid is recorded as an investment, the value of which is marked to market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At April 30, 2001, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.


16 Smith Barney International Aggressive Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

During the six months ended April 30, 2001, the Fund did not enter into any written covered call or put option contracts.

8.  Foreign Securities
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

9.  Forward Foreign Currency Contracts
At April 30, 2001, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

                               Local       Market  Settlement Unrealized
       Foreign Currency       Currency      Value   Date       Loss
       -----------------------------------------------------------------
       To Buy:
       Euro                         16,322 $14,471 5/2/01     $(286)
       -----------------------------------------------------------------
       Total Unrealized Loss on
        Forward Foreign Currency Contracts                    $(286)
       -----------------------------------------------------------------

10. Short Sales of Securities
A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

At April 30, 2001, the Fund did not have any open short sale transactions.

11. Securities Lending
The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At April 30, 2001, the Fund had no securities on loan.

12. Securities Traded on a When-Issued Basis
The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

13. Securities Traded on a To-Be-Announced Basis
The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At April 30, 2001, the Fund did not hold any TBA securities.

14. Capital Loss Carryforward
At October 31, 2000, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $3,734,000, available to offset future capital gains through October 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.


17 Smith Barney International Aggressive Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

15. Shares of Beneficial Interest
The Fund has four classes of beneficial interest, Classes 1, A, B and L each with a par value of $0.01 per share.There are an unlimited number of shares authorized.

At April 30, 2001, total paid-in capital amounted to the following for each class:

                                            Class 1     Class A     Class B     Class L
------------------------------------------------------------------------------------------
Total Paid-in Capital                      $7,538,704 $73,196,301 $116,531,648 $6,819,610
-----------------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                   Six Months Ended April 30, 2001 Year Ended October 31, 2000
                                                      -------------------------     ------------------------
                                                     Shares             Amount       Shares         Amount
---------------------------------------------------------------------------------------------------------------
Class 1
Shares sold                                            26,538        $    898,521    123,166     $  6,504,138
Shares issued on reinvestment                              --                  --      1,811           84,866
Shares reacquired                                     (15,638)           (505,620)   (27,973)      (1,340,795)
    -----------------------------------------------------------------------------------------------------
Net Increase                                           10,900        $    392,901     97,004     $  5,248,209
    -----------------------------------------------------------------------------------------------------
Class A
Shares sold                                         1,480,632        $ 48,746,719  1,301,043     $ 62,889,325
Shares issued on reinvestment                              --                  --     19,639          910,246
Net asset value of the shares issued in connection
 with the transfer of Smith Barney World Funds,
 Inc.--Emerging Markets Portfolio and Pacific
 Portfolio's net assets                               141,458           5,238,391         --               --
Shares reacquired                                  (1,266,849)        (42,183,891)  (390,830)     (18,112,155)
    -----------------------------------------------------------------------------------------------------
Net Increase                                          355,241        $ 11,801,219    929,852     $ 45,687,416
    -----------------------------------------------------------------------------------------------------
Class B
Shares sold                                           528,645        $ 16,535,113  2,070,113     $ 97,428,289
Shares issued on reinvestment                              --                  --     23,508        1,051,029
Net asset value of the shares issued in connection
 with the transfer of Smith Barney World Funds,
 Inc.--Emerging Markets Portfolio and Pacific
 Portfolio's net assets                               164,952           5,867,919         --               --
Shares reacquired                                    (348,834)        (10,634,342)  (354,053)     (16,353,592)
    -----------------------------------------------------------------------------------------------------
Net Increase                                          344,763        $ 11,768,690  1,739,568     $ 82,125,726
    -----------------------------------------------------------------------------------------------------
Class L
Shares sold                                           128,083        $  4,125,956      6,901     $    299,353
Shares issued on reinvestment                              --                  --         --               --
Net asset value of the shares issued in connection
 with the transfer of Smith Barney World Funds,
 Inc.--Emerging Markets Portfolio and Pacific
 Portfolio's net assets                                87,075           3,206,143         --               --
Shares reacquired                                     (41,570)         (1,235,891)        --               --
    -----------------------------------------------------------------------------------------------------
Net Increase                                          173,588        $  6,096,208      6,901     $    299,353
    -----------------------------------------------------------------------------------------------------
Class Y+
Net asset value of the shares issued in connection
 with the transfer of Smith Barney World Funds,
 Inc.--Emerging Markets Portfolio's net assets         41,652        $  1,561,737         --               --
Shares reacquired                                     (41,652)         (1,383,246)        --               --
    -----------------------------------------------------------------------------------------------------
Net Increase                                               --        $    178,491         --               --
    -----------------------------------------------------------------------------------------------------

+ As of December 12, 2000, Class Y shares were fully redeemed.


18 Smith Barney International Aggressive Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

16. Transfer of Net Assets

On December 8, 2000 the Fund acquired the assets and liabilities of Smith Barney World Funds, Inc. - Emerging Markets Portfolio ("Emerging Markets Portfolio"), pursuant to a plan of reorganization approved by Emerging Markets Portfolio shareholders on December 1, 2000. Total shares issued by the Fund, the total net assets of the Emerging Markets Portfolio and total net assets of the Fund on the date of the transfer were as follows:

                                                      Total Net Assets
                                        Shares Issued of the Emerging   Total Net Assets
Acquired Portfolio                      by the Fund   Markets Portfolio of the Fund
-----------------------------------------------------------------------------------------
Emerging Markets Portfolio              286,834       $10,574,769       $200,979,692
----------------------------------------------------------------------------------------

The total net assets of the Emerging Markets Portfolio before acquisition included unrealized appreciation of $663,426, accumulated net realized loss of $9,328,953 and undistributed net investment income of $288,026. Total net assets of the Fund immediately after the transfer were $211,554,461. This transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

On December 15, 2000, the Fund acquired the assets and liabilities of Smith Barney World Funds, Inc. - Pacific Portfolio ("Pacific Portfolio"), pursuant to a plan of reorganization approved by Pacific Portfolio shareholders on December 1, 2000. Total shares issued by the Fund, the total net assets of the Pacific Portfolio and total net assets of the Fund on the date of the transfer were as follows:

                                        Shares Issued Total Net Assets         Total Net Assets
Acquired Portfolio                      by the Fund   of the Pacific Portfolio of the Fund
------------------------------------------------------------------------------------------------
Pacific Portfolio                       148,303       $5,299,421               $202,867,651
-----------------------------------------------------------------------------------------------

The total net assets of the Pacific Portfolio before acquisition include unrealized appreciation of $214,496, accumulated net realized loss of $2,807,224 and undistributed net investment income of $402,601. Total net assets of the Fund immediately after the transfer were $208,167,072. This transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.


19 Smith Barney International Aggressive Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

 Financial Highlights


For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class 1 Shares                           2001/(1)(2)/ 2000/(2)/ 1999/(2)/  1998    1997   1996/(3)/

----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $42.17       $32.57    $19.06    $18.16  $16.52  $16.00
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                      (0.16)       (0.45)    (0.28)    (0.21)  (0.17)  (0.03)
 Net realized and unrealized gain (loss) (13.21)       10.79     13.79      1.11    1.81    0.55
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      (13.37)       10.34     13.51      0.90    1.64    0.52
---------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                          --        (0.74)       --        --      --      --
 Capital                                     --        (0.00)*      --        --      --      --
---------------------------------------------------------------------------------------------------
Total Distributions                          --        (0.74)       --        --      --      --
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $28.80       $42.17    $32.57    $19.06  $18.16  $16.52
---------------------------------------------------------------------------------------------------
Total Return                             (31.71)%++    31.53%    70.88%     4.96%   9.99%   3.25%++
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)         $6           $9        $4        $2      $2    $0.2
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(4)/                             1.44%+       1.42%     1.68%     1.79%   2.26%   2.50%+
 Net investment loss/(4)/                 (0.98)+      (0.94)    (1.12)    (0.99)  (1.24)  (1.31)+
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      15%          27%       50%       63%     57%     78%
---------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from August 8, 1996 (inception date) to October 31, 1996.
(4) If the Manager had not waived fees or reimbursed expenses for the period ended October 31, 1996, the total return would have been lower and the annualized expense and net investment loss ratios would have been 3.87% and (2.67)%, respectively.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

20 Smith Barney International Aggressive Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class A Shares                           2001/(1)(2)/ 2000/(2)/ 1999/(2)/  1998    1997    1996

--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $41.57       $32.24    $18.94    $18.14  $16.54  $13.86
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                      (0.23)       (0.64)    (0.37)    (0.27)  (0.26)  (0.19)
 Net realized and unrealized gain (loss) (13.01)       10.71     13.67      1.07    1.86    2.87
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      (13.24)       10.07     13.30      0.80    1.60    2.68
-------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                          --        (0.74)       --        --      --      --
 Capital                                     --        (0.00)*      --        --      --      --
-------------------------------------------------------------------------------------------------
Total Distributions                          --        (0.74)       --        --      --      --
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $28.33       $41.57    $32.24    $18.94  $18.14  $16.54
-------------------------------------------------------------------------------------------------
Total Return                             (31.85)%++    31.00%    70.22%     4.41%   9.74%  19.34%
-------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)        $70          $87       $38       $20     $17     $10
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(3)/                             1.87%+       1.82%     2.08%     2.25%   2.56%   2.75%
 Net investment loss/(3)/                 (1.41)+      (1.36)    (1.53)    (1.46)  (1.59)  (1.56)
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      15%          27%       50%       63%     57%     78%
-------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) If the Manager had not waived fees or reimbursed expenses for the year ended October 31, 1996, the total return would have been lower and the annualized expense and net investment loss ratios would have been 4.12% and (2.92)%, respectively.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

21 Smith Barney International Aggressive Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class B Shares                           2001/(1)(2)/ 2000/(2)/ 1999/(2)/  1998    1997    1996

--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $39.86       $31.16    $18.44    $17.81  $16.36  $13.79
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                      (0.33)       (0.94)    (0.53)    (0.39)  (0.32)  (0.26)
 Net realized and unrealized gain (loss) (12.46)       10.38     13.25      1.02    1.77    2.83
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      (12.79)        9.44     12.72      0.63    1.45    2.57
-------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                          --        (0.74)       --        --      --      --
 Capital                                     --        (0.00)*      --        --      --      --
-------------------------------------------------------------------------------------------------
Total Distributions                          --        (0.74)       --        --      --      --
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $27.07       $39.86    $31.16    $18.44  $17.81  $16.36
-------------------------------------------------------------------------------------------------
Total Return                             (32.09)%++    30.04%    68.98%     3.54%   8.93%  18.64%
-------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)        $92         $123       $41       $18     $13      $8
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(3)/                             2.59%+       2.53%     2.79%     3.11%   3.30%   3.50%
 Net investment loss/(3)/                 (2.13)+      (2.07)    (2.26)    (2.32)  (2.34)  (2.31)
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      15%          27%       50%       63%     57%     78%
-------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) If the Manager had not waived fees or reimbursed expenses for the year ended October 31, 1996, the total return would have been lower and the annualized expense and net investment loss ratios would have been 4.87% and (3.67)%, respectively.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

22 Smith Barney International Aggressive Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

For a share of each class of beneficial interest outstanding throughout the period ended October 31, unless otherwise noted:

Class L Shares                                                2001/(1)(2)/ 2000/(2)(3)/

----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $41.61       $46.13
---------------------------------------------------------------------------------------
Loss From Operations:
 Net investment loss                                           (0.29)       (0.11)
 Net realized and unrealized loss                             (13.02)       (4.41)
---------------------------------------------------------------------------------------
Total Loss From Operations                                    (13.31)       (4.52)
---------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                                               --           --
 Capital                                                          --        (0.00)*
---------------------------------------------------------------------------------------
Total Distributions                                               --        (0.00)*
---------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $28.30       $41.61
---------------------------------------------------------------------------------------
Total Return++                                                (31.99)%      (9.80)%
---------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                $500         $287
---------------------------------------------------------------------------------------
Ratios to Average Net Assets+:
 Expenses                                                       2.28%        2.25%
 Net investment loss                                           (1.82)       (2.06)
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                                           15%          27%
---------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from September 13, 2000 (inception date) to October 31,
    2000.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

23 Smith Barney International Aggressive Growth Fund | 2001 Semi-Annual Report
                                to Shareholders

                                 SMITH BARNEY
                     INTERNATIONAL AGGRESSIVE GROWTH FUND



            TRUSTEES                INVESTMENT MANAGER
            Donald M. Carlton       Smith Barney Fund Management LLC
            A. Benton Cocanougher
            Stephen Randolph Gross  DISTRIBUTORS
            Heath B. McLendon       Salomon Smith Barney Inc.
            Alan G. Merten          PFS Distributors, Inc.
            R. Richardson Petit
                                    CUSTODIANS
            OFFICERS                PFPC Trust Company
            Heath B. McLendon       Chase Manhattan Bank, N.A.
            President
                                    TRANSFER AGENT
            Lewis E. Daidone        Citi Fiduciary Trust Company
            Senior Vice President   125 Broad Street, 11th Floor
            and Treasurer           New York, New York 10004

            James B. Conheady       SUB-TRANSFER AGENTS
            Vice President and      PFPC Global Fund Services
            Investment Officer      101 Federal Street
                                    Boston, Massachusetts 02110
            Jeffrey J. Russell, CFA
            Vice President and      PFS Shareholder Services
            Investment Officer      3100 Breckinridge Blvd.
                                    Duluth, Georgia 30099
            Paul A. Brook
            Controller

            Robert I. Frenkel
            Secretary

   Smith Barney International Aggressive Growth Fund





 This report is submitted for the general information of shareholders of Smith Barney Investment Series --Smith Barney International Aggressive Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after July 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY INTERNATIONAL AGGRESSIVE GROWTH FUND
 3120 Breckinridge Boulevard
 Duluth, Georgia 30099-0001

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds





         Salomon Smith Barney
 ----------------------------
 A member of citigroup [LOGO]


 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD02331 6/01

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                              LARGE CAP CORE FUND

--------------------------------------------------------------------------------

          STYLE PURE SERIES  |  SEMI-ANNUAL REPORT  |  APRIL 30, 2001



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./sm/

       -----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       -----------------------------------------------------------------

[PHOTO]


LARRY WEISSMAN
Portfolio Manager


         Style Pure Series
   [GRAPHIC]


 Semi-Annual Report . April 30, 2001

 SMITH BARNEY LARGE CAP CORE FUND

      LARRY WEISSMAN

      Larry Weissman, CFA, has more than 16 years of securities business experience.

      Education: BS in Economics from Cornell University, MBA in Finance from Columbia University.

      FUND OBJECTIVE

      The Fund seeks capital appreciation. It aims to achieve this objective by investing principally in U.S. common stocks and other equity securities, typically of established companies with large market capitalizations.

      FUND FACTS

      FUND INCEPTION
      -----------------
      April 14, 1987

      MANAGER TENURE
      -----------------
      3 Years

      MANAGER'S INVESTMENT INDUSTRY EXPERIENCE
      -----------------
      16 Years

          CLASS 1 CLASS A CLASS B CLASS L
------------------------------------------
NASDAQ     CSGWX   GROAX   GROBX   SCPLX
------------------------------------------
INCEPTION 4/14/87 8/18/96 8/18/96 9/19/00
------------------------------------------

Average Annual Total Returns as of April 30, 2001


                                   Without Sales Charges/(1)/

                               Class 1  Class A  Class B  Class L

             ------------------------------------------------------
             Six-Month+        (14.01)% (14.22)% (14.54)% (14.35)%

             ------------------------------------------------------
             One-Year          (14.91)  (15.25)  (15.94)     N/A

             ------------------------------------------------------
             Five-Year          15.61      N/A      N/A      N/A

             ------------------------------------------------------
             Ten-Year           14.92      N/A      N/A      N/A

             ------------------------------------------------------
             Since Inception++  12.93    16.84    15.96   (17.23)+

             ------------------------------------------------------

                                     With Sales Charges/(2)/

                               Class 1  Class A  Class B  Class L

             ------------------------------------------------------
             Six-Month+        (21.31)% (18.51)% (18.39)% (15.98)%

             ------------------------------------------------------
             One-Year          (22.14)  (19.50)  (19.73)     N/A

             ------------------------------------------------------
             Five-Year          13.58      N/A      N/A      N/A

             ------------------------------------------------------
             Ten-Year           13.90      N/A      N/A      N/A

             ------------------------------------------------------
             Since Inception++  12.22    15.57    15.83   (18.81)+

             ------------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of all applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class 1, A and L shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception date for Class 1 shares is April 14, 1987. Inception date for
    Class A and B shares is August 18, 1996. Inception date for Class L shares is September 19, 2000.



           What's Inside

           Your Investment in the Smith Barney Large Cap Core Fund ..1
           A Message from the President .............................2
           Fund at a Glance .........................................3
           A Letter from the Portfolio Manager ......................4
           Historical Performance ...................................6
           Growth of $10,000 ........................................8
           Schedule of Investments ..................................9
           Statement of Assets and Liabilities......................12
           Statement of Operations .................................13
           Statements of Changes in Net Assets .....................14
           Notes to Financial Statements ...........................15
           Financial Highlights ....................................20


 [LOGO] Smith Barney
          Mutual Funds
   Your Serious Money. Professionally Managed/sm/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

            YOUR INVESTMENT IN THE SMITH BARNEY LARGE CAP CORE FUND


Portfolio manager Larry Weissman puts his 16 years of securities business experience to good use in seeking capital appreciation by investing in companies with both growth and value characteristics in the large-cap stock universe.


[GRAPHIC] Looking to Capture Growth at a Reasonable Price

          Larry generally uses a "bottom-up" strategy to manage the Fund, focusing more on individual security selection, with less emphasis on industry and sector allocation. Larry uses exhaustive fundamental research to identify stocks that he thinks have strong growth potential. He then uses quantitative analysis to determine whether these stocks are relatively undervalued or overvalued compared to stocks with similar fundamental characteristics.

[GRAPHIC] Unrecognized Companies with Growth Potential

          Your investment offers you the opportunity to participate in a Fund that seeks to invest in some of the leading companies across the large-capitalization spectrum: growth stocks - those companies that generally have high historic growth rates and high relative growth compared with companies in the same industry or sector - and value stocks - those companies that generally have lower price to earnings ratios and other statistics indicating that a security is undervalued. An investment approach combining growth and value may be a prudent way to achieve your investment goals.

[GRAPHIC] The Smith Barney Solution to Funds that Stray--The Style Pure Series

          The Style Pure Series is a selection of Smith Barney Mutual Funds that are the basic building blocks of asset allocation. Each Fund typically invests a substantial portion of its assets within its respective asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.



 1 Smith Barney Large Cap Core Fund | 2001 Semi-Annual Report to Shareholders

                         A MESSAGE FROM THE PRESIDENT

[PHOTO OF McLendon]

HEATH B. MCLENDON
PRESIDENT

---------------------


The period proved to be a challenging time for U.S. stocks. The stock market decline, which began in early 2000, continued through all of March. The slowdown in business reported by numerous companies, particularly in the technology and telecommunications industries, was one of the most sudden and dramatic downturns that has occurred in decades. In recognition of the dramatic slowdown in business, the U.S. Federal Reserve Board began aggressively lowering short-term rates on January 3, 2001.

The economy clearly faces significant short-term challenges. Many corporations continue to experience pressure on earnings as business slows, inventories rise and layoffs increase. While there are no guarantees, we believe that the present retrenchment, however, may serve to build a framework for improved profitability in the months and quarters ahead, and possibly setting the stage for a recovery in the latter part of 2001.

The Smith Barney Large Cap Core Fund seeks capital appreciation by investing principally in U.S. common stocks, typically of established companies with large market capitalizations. Experienced portfolio manager Larry Weissman uses a bottom-up investment strategy, focusing on the fundamentals of individual stocks in his search for sound companies with attractive growth and value characteristics.

Thank you for your continued confidence.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
President

May 14, 2001




 2 Smith Barney Large Cap Core Fund | 2001 Semi-Annual Report to Shareholders

           Smith Barney Large Cap Core Fund at a Glance (unaudited)


 Top Ten Holdings*+

                    1. Microsoft Corp................... 4.0%

                    2. General Electric Co.............. 3.8

                    3. AOL Time Warner Inc.............. 3.6

                    4. Pfizer Inc....................... 3.3

                    5. American International Group Inc. 3.1

                    6. Merck & Co., Inc................. 2.9

                    7. Exxon Mobil Corp................. 2.7

                    8. Fannie Mae....................... 2.6

                    9. J.P. Morgan Chase & Co........... 2.3

                   10. Intel Corp....................... 2.2


                          Industry Diversification*+

[CHART]
4.4%    Consumer Non-Durables
6.9%    Consumer Services
6.1%    Energy
21.0%   Finance
13.6%   Healthcare
3.6%    Industrial Services
5.9%    Producer Manufacturing
6.8%    Retail
21.1%   Technology
7.4%    Utilities
3.2%    Other

                            Investment Breakdown*++

[CHART]
U.S. Government Obligations  2.3%
Repurchase Agreement         3.6%
Common Stock                94.1%

* All information is as of April 30, 2001. Please note that portfolio holdings and their weightings are subject to change.
+  As a percentage of total common stock.
++ As a percentage of total investments.


 3 Smith Barney Large Cap Core Fund | 2001 Semi-Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report for the Smith Barney Large Cap Core Fund ("Fund") for the period ended April 30, 2001. In this report, we have summarized the period's prevailing economic and market conditions and our investment strategy. A detailed summary of the Fund's performance may be found in the appropriate sections that follow. We hope you find this report useful and informative.

Please note that the information provided in this letter represents the opinion of the Fund's manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain part of the Fund's investment portfolio or that the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 9 through 11 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of April 30, 2001 and is subject to change.

Performance Update
For the six months ended April 30, 2001, the Fund's Class A shares, without and with sales charges, returned negative 14.22% and negative 18.51%, respectively. In comparison, the S&P 500 Index ("S&P 500")/1/ returned negative 12.06% for the same period. Past performance is not indicative of future results.

Market Update
During the period, the Dow Jones Industrial Average ("DJIA")/2/ declined 2.2%, the S&P 500 declined 12.06%, and the Nasdaq Composite Index/3/ declined 37.2%. Many U.S. companies continued to report pressures on profit margins and earnings. In our opinion, these factors -- combined with credit restraint by banks and the strong U.S. dollar -- continued to hold back demand and output. Earnings growth expectations for the S&P 500 have been reduced this year from approximately 10% to about 2%. In the technology sector, earnings growth expectations have decreased from 23% to approximately 20%. In addition, technology companies have built up excess inventory that will likely take a long time to work through. We therefore expect that earnings growth for the technology sector may be subject to further downward revisions.

Orders for technology equipment decreased dramatically over the period, and many technology companies remain uncertain regarding future revenue growth. Technology companies now represent 21% (market cap-weighted) of the S&P 500, down from almost 35% in March 2000. Given the large stock price declines in this sector, (and lower price-to-earnings ratios ("P/E ratio")/4/, it appears to us that much of the bad news has already been discounted in these stocks.

At the same time that many companies took capital spending to new highs (close to 14% of U.S. Gross Domestic Product ("GDP")/5/, many consumers came to view the stock market as a sure bet, and a safe place to invest the bulk of their savings. Investors who spent on credit to keep pace with their paper gains are now having to face their excesses. Corporations, too, are facing the problem of excess inventory -- inventory produced when the business outlook was better, and which will likely take several months to work through.


--------
1 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
2 The DJIA is a price-weighted average of 30 actively traded blue-chip stocks.
  Please note that an investor cannot invest directly in the DJIA.
3 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
4 The P/E ratio is the price of a stock divided by its earnings per share.
5 GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.


 4 Smith Barney Large Cap Core Fund | 2001 Semi-Annual Report to Shareholders

In spite of these problems, there was some good economic news. During the period, the Federal Reserve Board ("Fed"), hoping to stimulate the weak economy, reduced interest rates a total of 200 basis points,/6/ with an indication that further rate decreases may follow. In addition, the stock market now appears fairly valued relative to the bond market for the first time since 1996. This, coupled with the hint that negative earnings revisions appear to have bottomed out around the end of January 2001, could help stabilize the stock market. Looking forward, we believe that Fed policy may be the key to U.S. market performance.

Fund Update
The Fund continues to be well diversified, with its 10 largest positions comprising about 30% of the investment portfolio as of April 30, 2001. When buying stocks, we focus on the growth prospects of a company in relation to its current valuations as represented by its P/E ratio and its price-to-cash-flow ratio./7/ This selection process is commonly referred to as "growth at a reasonable price."

As of April 30, 2001, the Fund's largest sector concentrations were in finance, technology and healthcare. While we continued to emphasize these sectors during the period, we increased our weighting in the financial sector and reduced our technology holdings. In hindsight, reducing the weighting of the technology sector helped the Fund's performance as many technology stocks recorded price declines ranging from 20% to 40%.

During the period, the Fund benefited from its increased weight in financial stocks. We focused on value-oriented areas within the sector, such as mortgage finance and insurance. In our view, these areas were attractive because of their relative earnings consistency and the potential for P/E ratio expansion. Mortgage finance companies such as the Federal National Mortgage Association ("Fannie Mae")/8 /may continue to benefit from a generally favorable operating environment, including higher refinancing activity and lower funding costs. Lastly, we believe many insurance stocks are somewhat immune to credit concerns and stand to benefit from a better pricing environment.

Market Outlook
Though the market has been extremely volatile and no guarantees can be made, our focus on investing in companies that are well-positioned, well-managed and attractively priced should help us to weather the market correction and hopefully reward the Fund with superior performance.

Thank you for your continued support.

Sincerely,
/s/ Lawrence Weissman
Lawrence Weissman
Vice President and Investment Officer

May 14, 2001

--------
6 A basis point is 0.01%, or one one-hundredth of a percent.
7 Price-to-cash flow ratio is the price of a stock divided by cash flow per share.
8 Fannie Mae obligations are securities consisting mostly of mortgages backed by the Federal Housing Administration. These obligations also include some non-governmentally backed mortgages.


 5 Smith Barney Large Cap Core Fund | 2001 Semi-Annual Report to Shareholders

 Historical Performance -- Class 1 Shares



                    Net Asset Value
                  -------------------
                  Beginning  End      Income    Capital Gain    Total
     Period Ended of Period of Period Dividends Distributions  Return/(1)/

     ----------------------------------------------------------------------
     4/30/01      $26.52    $20.58    $0.06     $ 2.32        (14.01)%+
     ----------------------------------------------------------------------
     10/31/00      24.36     26.52     0.07       1.58         16.12
     ----------------------------------------------------------------------
     10/31/99      19.59     24.36     0.11       1.82         35.60
     ----------------------------------------------------------------------
     10/31/98      20.94     19.59     0.17       3.41         12.54
     ----------------------------------------------------------------------
     10/31/97      17.98     20.94     0.18       1.36         26.93
     ----------------------------------------------------------------------
     10/31/96      17.46     17.98     0.18       2.40         19.94
     ----------------------------------------------------------------------
     10/31/95      15.31     17.46     0.16       1.03         24.01
     ----------------------------------------------------------------------
     10/31/94      16.26     15.31     0.11       1.18          2.04
     ----------------------------------------------------------------------
     10/31/93      16.02     16.26     0.12       1.77         14.27
     ----------------------------------------------------------------------
     10/31/92      15.47     16.02     0.17       0.80          9.83
     ----------------------------------------------------------------------
     10/31/91      11.26     15.47     0.22       0.00         39.90

     ----------------------------------------------------------------------
      Total                           $1.55     $17.67

     ----------------------------------------------------------------------

           Historical Performance -- Class A Shares

                         Net Asset Value
                       -------------------
                       Beginning  End      Income    Capital Gain    Total
Period Ended           of Period of Period Dividends Distributions  Return/(1)/

--------------------------------------------------------------------------------
4/30/01                $26.41    $20.49    $0.00     $ 2.32        (14.22)%+
--------------------------------------------------------------------------------
10/31/00                24.29     26.41     0.01       1.58         15.69
--------------------------------------------------------------------------------
10/31/99                19.54     24.29     0.05       1.82         35.24
--------------------------------------------------------------------------------
10/31/98                20.89     19.54     0.12       3.41         12.27
--------------------------------------------------------------------------------
10/31/97                17.96     20.89     0.16       1.36         26.65
--------------------------------------------------------------------------------
Inception* -- 10/31/96  16.63     17.96     0.00       0.00          8.00+

--------------------------------------------------------------------------------
 Total                                     $0.34     $10.49

--------------------------------------------------------------------------------

           Historical Performance -- Class B Shares

                         Net Asset Value
                       -------------------
                       Beginning  End      Income    Capital Gain    Total
Period Ended           of Period of Period Dividends Distributions  Return/(1)/

--------------------------------------------------------------------------------
4/30/01                $25.81    $19.90    $0.00     $ 2.32        (14.54)%+
--------------------------------------------------------------------------------
10/31/00                23.95     25.81     0.00       1.58         14.76
--------------------------------------------------------------------------------
10/31/99                19.37     23.95     0.00       1.82         34.31
--------------------------------------------------------------------------------
10/31/98                20.75     19.37     0.00       3.41         11.43
--------------------------------------------------------------------------------
10/31/97                17.93     20.75     0.11       1.36         25.66
--------------------------------------------------------------------------------
Inception* -- 10/31/96  16.63     17.93     0.00       0.00          7.82+

--------------------------------------------------------------------------------
 Total                                     $0.11     $10.49

--------------------------------------------------------------------------------


 6 Smith Barney Large Cap Core Fund | 2001 Semi-Annual Report to Shareholders

 Historical Performance -- Class L Shares



                         Net Asset Value
                       -------------------
                       Beginning  End      Income    Capital Gain    Total
Period Ended           of Period of Period Dividends Distributions  Return/(1)/

--------------------------------------------------------------------------------
4/30/01                $26.41    $20.46    $0.00     $2.32         (14.35)%+
--------------------------------------------------------------------------------
Inception* -- 10/31/00  27.33     26.41     0.00      0.00          (3.37)+

--------------------------------------------------------------------------------
 Total                                     $0.00     $2.32

--------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns

                               Without Sales Charges/(1)/
                           -----------------------------------
                           Class 1  Class A  Class B  Class L

---------------------------------------------------------------
Six Months Ended 4/30/01+  (14.01)% (14.22)% (14.54)% (14.35)%

---------------------------------------------------------------
Year Ended 4/30/01         (14.91)  (15.25)  (15.94)     N/A

---------------------------------------------------------------
Five Years Ended 4/30/01    15.61      N/A      N/A      N/A

---------------------------------------------------------------
Ten Years Ended 4/30/01     14.92      N/A      N/A      N/A

---------------------------------------------------------------
Inception* through 4/30/01  12.93    16.84    15.96   (17.23)+

---------------------------------------------------------------

                                 With Sales Charges/(2)/
                           -----------------------------------
                           Class 1  Class A  Class B  Class L

---------------------------------------------------------------
Six Months Ended 4/30/01+  (21.31)% (18.51)% (18.39)% (15.98)%

---------------------------------------------------------------
Year Ended 4/30/01         (22.14)  (19.50)  (19.73)     N/A

---------------------------------------------------------------
Five Years Ended 4/30/01    13.58      N/A      N/A      N/A

---------------------------------------------------------------
Ten Years Ended 4/30/01     13.90      N/A      N/A      N/A

---------------------------------------------------------------
Inception* through 4/30/01  12.22    15.57    15.83   (18.81)+

---------------------------------------------------------------

 Cumulative Total Returns

                                     Without Sales Charges/(1)/

----------------------------------------------------------------
Class 1 (4/30/91 through 4/30/01)    301.62%

----------------------------------------------------------------
Class A (Inception* through 4/30/01) 107.78

----------------------------------------------------------------
Class B (Inception* through 4/30/01) 100.50

----------------------------------------------------------------
Class L (Inception* through 4/30/01) (17.23)

----------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A and L shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception date for Class 1 shares is April 14, 1987. Inception date for Class A and B shares is August 18, 1996. Inception date for Class L shares is September 19, 2000.
 + Total return is not annualized, it may not be representative of the total return for the year.

 7 Smith Barney Large Cap Core Fund  | 2001 Semi-Annual Report to Shareholders

 Historical Performance (unaudited)


Growth of $10,000 Invested in Class 1 Shares of the
Smith Barney Large Cap Core Fund vs. Standard & Poor's 500 Index+

--------------------------------------------------------------------------------
                           April 1991 -- April 2001

[CHART]
               Large Cap Core Fund-Class 1   Standard & Poor's 500 Index
    Apr 1991              9,149                        10,000
    Oct 1991              9,974                        10,624
    Oct 1992             10,955                        11,681
    Oct 1993             12,510                        13,422
    Oct 1994             12,773                        13,941
    Oct 1995             15,839                        17,623
    Oct 1996             18,996                        21,868
    Oct 1997             24,113                        28,887
    Oct 1998             27,137                        35,245
    Oct 1999             36,798                        44,290
    Oct 2000             42,729                        46,981
    Apr 2001             36,744                        41,315

+ Hypothetical illustration of $10,000 invested in Class 1 shares on April 30,
  1991, assuming deduction of the maximum initial 8.50% sales charge at the time of investment for Class 1 shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2001. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks. Figures for the S&P 500 Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the performance of Class 1 shares.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

 8 Smith Barney Large Cap Core Fund | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited)                             April 30, 2001



            SHARES                SECURITY                  VALUE

           -----------------------------------------------------------
           COMMON STOCK -- 94.1%
           Consumer Durables -- 2.0%
             927,050 Electronic Arts, Inc.+              $ 52,489,571
             381,150 SPX Corp.+                            42,921,301
           ----------------------------------------------------------
                                                           95,410,872
           ----------------------------------------------------------
           Consumer Non-Durables -- 4.2%
             889,400 The Coca-Cola Co.                     41,081,386
             501,650 Colgate-Palmolive Co.                 28,017,153
             534,500 The Gillette Co.                      15,158,420
             769,800 Kimberly-Clark Corp.                  45,726,120
             954,700 PepsiCo, Inc.                         41,825,407
             405,600 The Procter & Gamble Co.              24,356,280
              58,500 The Quaker Oats Co.                    5,674,500
           ----------------------------------------------------------
                                                          201,839,266
           ----------------------------------------------------------
           Consumer Services -- 6.5%
           3,270,550 AOL Time Warner Inc.+                165,162,775
             455,570 Clear Channel Communications, Inc.+   25,420,806
             872,285 Cox Communications, Inc.+             39,697,690
             292,800 McDonald's Corp.                       8,052,000
           1,073,700 The Walt Disney Co.                   32,479,425
             859,476 Viacom Inc., Class B Shares+          44,744,321
           ----------------------------------------------------------
                                                          315,557,017
           ----------------------------------------------------------
           Energy -- 5.8%
             849,700 BP Amoco PLC, Sponsored ADR           45,951,776
             294,600 Chevron Corp.                         28,446,576
           1,376,355 Exxon Mobil Corp.                    121,945,053
             938,950 Royal Dutch Petroleum Co.             55,895,694
             357,600 Total Fina Elf SA, Sponsored ADR      26,784,240
           ----------------------------------------------------------
                                                          279,023,339
           ----------------------------------------------------------
           Finance -- 19.7%
             693,938 Ace Ltd.                              24,773,587
           2,272,050 AFLAC Inc.                            72,251,190
           1,820,200 Ambac Financial Group, Inc.           97,944,962
           1,739,525 American International Group Inc.    142,293,145
           1,387,475 Annuity & Life Re Holdings, Ltd.      41,416,129
             241,959 AXA Financial, Inc.                   14,154,602
             626,000 Bank of America Corp.                 35,056,000
             742,400 The Bank of New York Co., Inc.        37,268,480
             629,000 Capital One Financial Corp.           39,538,940
             355,300 Countrywide Credit Industries, Inc.   15,160,651
           1,477,100 Fannie Mae                           118,552,046
           1,477,040 IndyMac Bancorp, Inc.+                33,824,216
           2,180,650 J.P. Morgan Chase & Co.              104,627,587
             238,600 Lehman Brothers Holdings Inc.         17,358,150
             528,500 Morgan Stanley Dean Witter & Co.      33,184,515
             519,400 Providian Financial Corp.             27,684,020
             951,700 Wells Fargo & Co.                     44,701,349
             802,005 XL Capital Ltd.                       56,781,954
           ----------------------------------------------------------
                                                          956,571,523
           ----------------------------------------------------------

                      See Notes to Financial Statements.


 9 Smith Barney Large Cap Core Fund | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)                 April 30, 2001




          SHARES                  SECURITY                   VALUE

         --------------------------------------------------------------
         Healthcare -- 12.7%
         1,109,160 Affymetrix, Inc.+                      $ 36,657,738
           570,500 American Home Products Corp.             32,946,375
           900,150 Bristol-Myers Squibb Co.                 50,408,400
           616,900 Eli Lilly & Co.                          52,436,500
           524,200 Genentech, Inc.+                         27,520,500
           604,800 Johnson & Johnson                        58,351,104
         1,733,750 Merck & Co., Inc.                       131,712,987
         3,499,150 Pfizer Inc.                             151,513,195
           826,100 Pharmacia Corp.                          43,171,986
         1,273,264 Sepracor Inc.+                           33,563,239
         -------------------------------------------------------------
                                                           618,282,024
         -------------------------------------------------------------
         Industrial Services -- 3.4%
         1,596,305 AES Corp.+                               76,095,859
           188,600 Dynegy Inc., Class A Shares              10,910,510
           331,400 Enron Corp.                              20,785,408
           976,400 Halliburton Co.                          42,190,244
           300,655 Praxair, Inc.                            14,230,001
         -------------------------------------------------------------
                                                           164,212,022
         -------------------------------------------------------------
         Non-Energy Minerals -- 0.7%
           799,600 Alcoa Inc.                               33,103,440
         -------------------------------------------------------------
         Producer Manufacturing -- 5.5%
         3,603,420 General Electric Co.                    174,873,973
           237,450 Minnesota Mining and Manufacturing Co.   28,258,924
         1,220,400 Tyco International Ltd.                  65,132,748
         -------------------------------------------------------------
                                                           268,265,645
         -------------------------------------------------------------
         Retail -- 6.4%
           994,074 Home Depot, Inc.                         46,820,885
           563,900 Kroger Co.+                              12,738,501
           327,300 Lowe's Cos., Inc.                        20,619,900
           646,100 Safeway Inc.+                            35,083,230
         1,248,550 Target Corp.                             48,006,747
         1,438,900 TJX Cos., Inc.                           45,080,737
         1,931,200 Wal-Mart Stores, Inc.                    99,920,288
         -------------------------------------------------------------
                                                           308,270,288
         -------------------------------------------------------------
         Technology -- 19.8%
           584,650 Applied Materials, Inc.+                 31,921,890
         3,780,700 Cisco Systems, Inc.+                     64,196,286
         1,156,400 Compaq Computer Corp.                    20,237,000
         1,399,200 Dell Computer Corp.+                     36,784,968
           411,550 Electronic Data Systems Corp.            26,544,975
           986,300 EMC Corp.+                               39,057,480
           156,790 General Dynamics Corp.                   12,085,373
           449,920 Hewlett-Packard Co.                      12,791,226
         3,236,932 Intel Corp.                             100,053,568
           765,500 International Business Machines Corp.    88,139,670
           721,025 JDS Uniphase Corp.+                      15,415,514
           585,400 Lexmark International, Inc.+             35,961,122
           606,350 Linear Technology Corp.                  29,129,054
         1,660,900 Lucent Technologies Inc.                 16,625,609
         2,669,770 Microsoft Corp.+                        180,876,917

                      See Notes to Financial Statements.


 10 Smith Barney Large Cap Core Fund | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)                 April 30, 2001



   SHARES                                       SECURITY                                         VALUE

------------------------------------------------------------------------------------------------------------
Technology -- 19.8% (continued)
   1,696,650 Motorola, Inc.                                                                  $   26,382,908
     542,700 Nokia Oyj, Sponsored ADR                                                            18,554,913
     691,850 Nortel Networks Corp.                                                               10,585,305
   3,025,000 Oracle Corp.+                                                                       48,884,000
     259,700 Siebel Systems, Inc.+                                                               11,837,126
     577,750 Solectron Corp.+                                                                    14,703,738
   1,423,350 Sun Microsystems, Inc.+                                                             24,367,752
     771,200 Texas Instruments Inc.                                                              29,845,440
     550,570 VERITAS Software Corp.+                                                             32,819,478
     624,900 Xilinx, Inc.+                                                                       29,664,003
     234,094 Yahoo! Inc.+                                                                         4,724,017
-----------------------------------------------------------------------------------------------------------
                                                                                                962,189,332
-----------------------------------------------------------------------------------------------------------
Transportation -- 0.5%
     880,475 Knightsbridge Tankers Ltd.                                                          22,099,923
-----------------------------------------------------------------------------------------------------------
Utilities -- 6.9%
   1,650,355 AT&T Corp.                                                                          36,769,909
     385,000 Duke Energy Corp.                                                                   18,002,600
     183,900 Exelon Corp.                                                                        12,698,295
   1,024,500 Qwest Communications International Inc.+                                            41,902,050
   1,951,950 SBC Communications Inc.                                                             80,517,938
     872,100 Sprint Corp. (PCS Group)+                                                           22,351,923
   1,422,110 Verizon Communications                                                              78,315,597
   2,525,299 WorldCom, Inc.+                                                                     46,086,707
-----------------------------------------------------------------------------------------------------------
                                                                                                336,645,019
-----------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $3,384,874,200)                                                         4,561,469,710
-----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

    FACE
   AMOUNT                                       SECURITY                                         VALUE

------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION -- 2.3%
$ 85,000,000 U.S. Treasury Bond, 8.750% due 5/15/17
             (Cost -- $99,086,484)                                                              110,645,350
-----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.6%
 177,027,000 Chase Securities Inc., 4.250% due 5/1/01; Proceeds at maturity -- $177,047,890;
              (Fully collateralized by U.S. Treasury Notes and Bonds, 5.250% to 6.625%
              due 4/30/02 to 11/15/28; Market value -- $180,574,650) (Cost -- $177,027,000)     177,027,000
-----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $3,660,987,684*)                                                       $4,849,142,060
-----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
+Non-income producing security.
*Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


 11 Smith Barney Large Cap Core Fund | 2001 Semi-Annual Report to Shareholders

 Statement of Assets and Liabilities (unaudited)                 April 30, 2001


 ASSETS:
    Investments, at value (Cost -- $3,660,987,684)                                   $4,849,142,060
    Cash                                                                                        153
    Receivable for Fund shares sold                                                         284,531
    Dividends and interest receivable                                                     7,140,855

----------------------------------------------------------------------------------------------------
    Total Assets                                                                      4,856,567,599

----------------------------------------------------------------------------------------------------
 LIABILITIES:
    Payable for securities purchased                                                     29,259,095
    Investment advisory fee payable                                                       2,245,684
    Trustees' retirement plan                                                               392,773
    Distribution fee payable                                                                174,602
    Payable for Fund shares purchased                                                        12,861
    Accrued expenses                                                                      2,637,937

----------------------------------------------------------------------------------------------------
    Total Liabilities                                                                    34,722,952

----------------------------------------------------------------------------------------------------
 Total Net Assets                                                                    $4,821,844,647

----------------------------------------------------------------------------------------------------
 NET ASSETS:
    Par value of shares of beneficial interest                                       $    2,351,309
    Capital paid in excess of par value                                               3,475,506,621
    Undistributed net investment income                                                   6,010,873
   Accumulated net realized gain from security transactions and futures contracts       149,821,468
    Net unrealized appreciation of investments                                        1,188,154,376

----------------------------------------------------------------------------------------------------
 Total Net Assets                                                                    $4,821,844,647

----------------------------------------------------------------------------------------------------
 Shares Outstanding:
    Class 1                                                                             188,347,938
------------------------------------------------------------------------------------------------
   Class A                                                                               23,265,450
------------------------------------------------------------------------------------------------
   Class B                                                                               23,297,064
------------------------------------------------------------------------------------------------
   Class L                                                                                  220,404
------------------------------------------------------------------------------------------------
Net Asset Value:
   Class 1 (and redemption price)                                                            $20.58
------------------------------------------------------------------------------------------------
   Class A (and redemption price)                                                            $20.49
------------------------------------------------------------------------------------------------
   Class B *                                                                                 $19.90
------------------------------------------------------------------------------------------------
   Class L **                                                                                $20.46
------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class 1 (net asset value plus 9.29% of net asset value per share)                         $22.49
------------------------------------------------------------------------------------------------
   Class A (net asset value plus 5.26% of net asset value per share)                         $21.57
------------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                         $20.67

----------------------------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.

                      See Notes to Financial Statements.


 12 Smith Barney Large Cap Core Fund | 2001 Semi-Annual Report to Shareholders

 Statement of Operations (unaudited)    For the Six Months Ended April 30, 2001


   INVESTMENT INCOME:
      Interest                                                   $    7,713,826
      Dividends                                                      23,974,953
      Less: Foreign withholding tax                                     (92,752)

  --------------------------------------------------------------------------------
      Total Investment Income                                        31,596,027

  --------------------------------------------------------------------------------
   EXPENSES:
      Investment advisory fee (Note 2)                               13,770,138
      Shareholder and system servicing fees                           4,720,584
      Distribution fee (Note 2)                                       2,947,427
      Trustees' fees                                                    239,307
      Shareholder communications                                        211,650
      Custody                                                           112,678
      Registration fees                                                  43,071
      Audit and legal                                                    19,774
      Other                                                              21,217

  --------------------------------------------------------------------------------
      Total Expenses                                                 22,085,846

  --------------------------------------------------------------------------------
   Net Investment Income                                               9,510,181

  --------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FUTURES CONTRACTS (NOTES 3 AND 5):
      Realized Gain From:
       Security transactions (excluding short-term securities)      166,267,664
        Futures contracts                                               460,414

  --------------------------------------------------------------------------------
      Net Realized Gain                                             166,728,078

  --------------------------------------------------------------------------------
      Change in Net Unrealized Appreciation of Investments:
        Beginning of period                                       2,167,172,906
        End of period                                             1,188,154,376

  --------------------------------------------------------------------------------
      Decrease in Net Unrealized Appreciation                      (979,018,530)

  --------------------------------------------------------------------------------
   Net Loss on Investments and Futures Contracts                    (812,290,452)

  --------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                         $ (802,780,271)

  --------------------------------------------------------------------------------

                      See Notes to Financial Statements.


 13 Smith Barney Large Cap Core Fund | 2001 Semi-Annual Report to Shareholders

 Statements of Changes in Net Assets


For the Six Months Ended April 30, 2001 (unaudited) and the Year Ended October 31, 2000

                                                                        2001            2000

---------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                           $    9,510,181  $    8,543,437
   Net realized gain                                                  166,728,078     487,097,337
   Increase (decrease) in net unrealized appreciation                (979,018,530)    329,699,645

---------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                 (802,780,271)    825,340,419

---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                              (10,702,895)    (12,710,445)
   Net realized gains                                                (500,830,768)   (334,495,593)

---------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders         (511,533,663)   (347,206,038)

---------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                                   219,023,406     555,097,691
   Net asset value of shares issued for reinvestment of dividends     511,051,078     346,911,626
   Cost of shares reacquired                                         (318,689,889)   (831,177,116)

---------------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                411,384,595      70,832,201

---------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                    (902,929,339)    548,966,582

NET ASSETS:
   Beginning of period                                              5,724,773,986   5,175,807,404

---------------------------------------------------------------------------------------------------
   End of period*                                                  $4,821,844,647  $5,724,773,986

---------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                     $6,010,873      $7,203,587

---------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


 14 Smith Barney Large Cap Core Fund | 2001 Semi-Annual Report to Shareholders

 Notes to Financial Statements (unaudited)


1. Significant Accounting Policies

The Smith Barney Large Cap Core Fund ("Fund") is a separate portfolio of the Smith Barney Investment Series ("Series"). The Series, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company and consists of this portfolio and six other separate investment portfolios: Smith Barney International Aggressive Growth Fund, Smith Barney Growth and Income Fund, Smith Barney Large Cap Core Portfolio, formerly known as Select Growth Portfolio, Smith Barney Premier Selections All Cap Growth Portfolio, formerly known as Select Mid Cap Portfolio, Smith Barney Growth and Income Portfolio and Select Government Portfolio. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence, subsequent to the time a value was so established, is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices in the over-the-counter market; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (i) the accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Also, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.


 15 Smith Barney Large Cap Core Fund | 2001 Semi-Annual Report to Shareholders

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC (''SBFM''), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which in turn is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of the Fund's average daily net assets as follows:

Average Daily Net Assets Annual Rate

-------------------------------------
First $1 billion         0.65%
------------------------------------
Next $1 billion          0.60
------------------------------------
Next $1 billion          0.55
------------------------------------
Next $1 billion          0.50
------------------------------------
Over $4 billion          0.45
------------------------------------

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. For the six months ended April 30, 2001, the Fund paid transfer agent fees of $36,879 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the six months ended April 30, 2001, SSB and its affiliates received $118,634 in brokerage commissions.

There are maximum initial sales charges of 8.50%, 5.00% and 1.00% for Class 1, A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2001, SSB received sales charges of approximately $4,143,000, $2,901,000 and $18,000 on sales of the Fund's Class 1, A and L shares, respectively.

In addition, CDSCs paid to SSB for the six months ended April 30, 2001 were approximately:

      Class B  Class L

-----------------------
CDSCs $771,000 $1,000
----------------------
-----------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of the class. For the six months ended April 30, 2001, total Distribution Plan fees incurred were:

                                      Class A   Class B   Class L

               ---------------------------------------------------
               Distribution Plan Fees $586,665 $2,350,331 $10,431
               --------------------------------------------------

All officers and one Trustee of the Series are employees of Citigroup or its affiliates.

The Trustees of the Series instituted a Retirement Plan ("Plan"), effective April 1, 1996 (and amended January 1, 2001). The Plan is not funded, and obligations under the Plan will be paid solely out of the Series' assets. The Series will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Trustees not affiliated with SBFM, the annual retirement benefit payable per year for a ten-year period is based upon the total annual compensation received in calendar year 2000, such benefit is reduced by any payments received under CitiFunds and Smith Barney Investment Series Amended and Restated Trustee Emeritus Plan. Trustees with more than five but less than ten years of service at retirement will receive a proportionally reduced benefit. Under the Plan, for those Trustees retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten-year period is equal to 75% of the total compensation received from the Trust during the 1995 calendar year.

3. Investments

During the six months ended April 30, 2001, the aggregate cost of purchases and proceeds from sales of investments


 16 Smith Barney Large Cap Core Fund | 2001 Semi-Annual Report to Shareholders

(including maturities, but excluding short-term securities) were as follows:

                             ----------------------
                             Purchases $737,186,824
                             ----------------------
                             Sales      736,074,691
                             ----------------------

At April 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                 ---------------------------------------------
                 Gross unrealized appreciation $1,425,226,871
                 Gross unrealized depreciation   (237,072,495)
                 ---------------------------------------------
                 Net unrealized appreciation   $1,188,154,376
                 ---------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (and cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At April 30, 2001, the Fund did not hold any futures contracts.
   6. Option Contracts

Upon the purchase of a put option or a call option by the Fund, the premium paid is recorded as an investment, the value of which is marked to market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At April 30, 2001, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to partic-


 17 Smith Barney Large Cap Core Fund | 2001 Semi-Annual Report to Shareholders ipate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended April 30, 2001, the Fund did not enter into any written covered call or put option contracts.

7.  Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

8.  Short Sales of Securities

A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

At April 30, 2001, the Fund did not have any open short sale transactions.

9.  Securities Lending

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At April 30, 2001, the Fund did not have any securities on loan.

10. Securities Traded on a To-Be-Announced Basis

In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At April 30, 2001, the Fund did not hold any TBA securities.


 18 Smith Barney Large Cap Core Fund | 2001 Semi-Annual Report to Shareholders

11. Shares of Beneficial Interest

The Fund has four classes of beneficial interest, 1, A, B and L, each with a par value of $0.01 per share. There are an unlimited number of shares authorized.

For the six months ended April 30, 2001, total paid-in capital amounted to the following:

                         Class 1       Class A      Class B     Class L
--------------------------------------------------------------------------
Total Paid-in Capital $2,488,144,617 $497,749,305 $487,166,199 $4,797,809
-------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                   Six Months Ended               Year Ended
                                    April 30, 2001             October 31, 2000*
                              --------------------------- ---------------------------
                                 Shares        Amount        Shares        Amount
--------------------------------------------------------------------------------------
Class 1
Shares sold                     3,099,741  $  66,999,634    6,534,306  $ 172,501,823
Shares issued on reinvestment  18,971,369    417,939,276   12,103,933    299,814,441
Shares reacquired             (10,594,025)  (229,826,051) (25,440,474)  (672,870,040)
-------------------------------------------------------------------------------------
Net Increase (Decrease)        11,477,085  $ 255,112,859   (6,802,235) $(200,553,776)
-------------------------------------------------------------------------------------
Class A
Shares sold                     3,925,945  $  85,094,275    7,397,903  $ 195,036,348
Shares issued on reinvestment   2,082,304     45,769,051      928,886     22,989,917
Shares reacquired              (2,048,104)   (43,930,307)  (3,174,788)   (83,785,073)
-------------------------------------------------------------------------------------
Net Increase                    3,960,145  $  86,933,019    5,152,001  $ 134,241,192
-------------------------------------------------------------------------------------
Class B
Shares sold                     2,939,638  $  62,209,762    7,238,246  $ 187,380,126
Shares issued on reinvestment   2,208,630     47,286,768      990,032     24,107,268
Shares reacquired              (2,136,784)   (44,776,228)  (2,867,063)   (74,522,003)
-------------------------------------------------------------------------------------
Net Increase                    3,011,484  $  64,720,302    5,361,215  $ 136,965,391
-------------------------------------------------------------------------------------
Class L
Shares sold                       218,495  $   4,719,735        6,819  $     179,394
Shares issued on reinvestment       2,548         55,983           --             --
Shares reacquired                  (7,458)      (157,303)          --             --
-------------------------------------------------------------------------------------
Net Increase                      213,585  $   4,618,415        6,819  $     179,394
-------------------------------------------------------------------------------------

* For Class L shares, transactions are for the period from September 19, 2000 (inception date) to October 31, 2000.

 19 Smith Barney Large Cap Core Fund | 2001 Semi-Annual Report to Shareholders

 Financial Highlights



For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class 1 Shares                           2001/(1)(2)/ 2000/(2)/ 1999/(2)/    1998    1997      1996

----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $26.52       $24.36    $19.59    $20.94  $17.98  $17.46

----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                     0.06         0.07      0.08      0.13    0.17    0.19
 Net realized and unrealized gain (loss)  (3.62)        3.74      6.62      2.10    4.33    2.91

----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations       (3.56)        3.81      6.70      2.23    4.50    3.10

----------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                    (0.06)       (0.07)    (0.11)    (0.17)  (0.18)  (0.18)
 Net realized gains                       (2.32)       (1.58)    (1.82)    (3.41)  (1.36)  (2.40)

----------------------------------------------------------------------------------------------------
Total Distributions                       (2.38)       (1.65)    (1.93)    (3.58)  (1.54)  (2.58)

----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $20.58       $26.52    $24.36    $19.59  $20.94  $17.98

----------------------------------------------------------------------------------------------------
Total Return                             (14.01)%++    16.12%    35.60%    12.54%  26.93%  19.94%

----------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)     $3,877       $4,691    $4,475    $3,657  $3,547  $3,005

----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                  0.71%+       0.70%     0.76%     0.78%   0.88%   0.93%
 Net investment income                     0.55+        0.26      0.34      0.63    0.86    1.08

----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      15%          34%       37%      113%    165%    202%

----------------------------------------------------------------------------------------------------

Class A Shares                           2001/(1)(2)/ 2000/(2)/ 1999/(2)/    1998    1997 1996/(3)/

----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $26.41       $24.29    $19.54    $20.89  $17.96  $16.63

----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)             (0.00)*      (0.02)     0.02      0.05    0.15    0.02
 Net realized and unrealized gain (loss)  (3.60)        3.73      6.60      2.13    4.30    1.31

----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations       (3.60)        3.71      6.62      2.18    4.45    1.33

----------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       --        (0.01)    (0.05)    (0.12)  (0.16)     --
 Net realized gains                       (2.32)       (1.58)    (1.82)    (3.41)  (1.36)     --

----------------------------------------------------------------------------------------------------
Total Distributions                       (2.32)       (1.59)    (1.87)    (3.53)  (1.52)     --

----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $20.49       $26.41    $24.29    $19.54  $20.89  $17.96

----------------------------------------------------------------------------------------------------
Total Return                             (14.22)%++    15.69%    35.24%    12.27%  26.65%   8.00%++

----------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)       $477         $510      $344      $180    $109     $49

----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                  1.29%+       1.04%     1.01%     1.02%   1.13%   1.17%+
 Net investment income (loss)             (0.03)+      (0.07)     0.09      0.38    0.57    0.46+

----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      15%          34%       37%      113%    165%    202%

----------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from August 18, 1996 (inception date) to October 31, 1996.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, it may not be representative of the total return for the year.
 +  Annualized.

20 Smith Barney Large Cap Core Fund  | 2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class B Shares                           2001/(1)(2)/ 2000/(2)/    1999/(2)/    1998    1997 1996/(3)/

-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $25.81       $23.95       $19.37    $20.75  $17.93  $16.63

-------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)             (0.08)       (0.23)       (0.14)    (0.11)   0.01   (0.01)
 Net realized and unrealized gain (loss)  (3.51)        3.67         6.54      2.14    4.28    1.31

-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations       (3.59)        3.44         6.40      2.03    4.29    1.30

-------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       --           --           --        --   (0.11)     --
 Net realized gains                       (2.32)       (1.58)       (1.82)    (3.41)  (1.36)     --

-------------------------------------------------------------------------------------------------------
Total Distributions                       (2.32)       (1.58)       (1.82)    (3.41)  (1.47)     --

-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $19.90       $25.81       $23.95    $19.37  $20.75  $17.93

-------------------------------------------------------------------------------------------------------
Total Return                             (14.54)%++    14.76%       34.31%    11.43%  25.66%   7.82%++

-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)       $464         $524         $357      $182    $126     $74

-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                  1.98%+       1.83%        1.76%     1.75%   1.88%   1.93%+
 Net investment loss                      (0.72)+      (0.86)       (0.65)    (0.35)  (0.16)  (0.29)+

-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      15%          34%          37%      113%    165%    202%

-------------------------------------------------------------------------------------------------------

Class L Shares                           2001/(1)(2)/ 2000/(2)(4)/

-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $26.41       $27.33

-------------------------------------------------------------------------------------------------------
Loss From Operations:
 Net investment loss                      (0.03)       (0.01)
 Net realized and unrealized loss         (3.60)       (0.91)

-------------------------------------------------------------------------------------------------------
Total Loss From Operations                (3.63)       (0.92)

-------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       --           --
 Net realized gains                       (2.32)          --

-------------------------------------------------------------------------------------------------------
Total Distributions                       (2.32)          --

-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $20.46       $26.41

-------------------------------------------------------------------------------------------------------
Total Return++                           (14.35)%      (3.37)%

-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $4,509         $180

-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets+:
 Expenses                                  1.60%        1.54%
 Net investment loss                      (0.36)       (0.46)

-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      15%          34%

-------------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from August 18, 1996 (inception date) to October 31, 1996.
(4) For the period from September 19, 2000 (inception date) to October 31,
    2000.
 ++ Total return is not annualized, it may not be representative of the total return for the year.
 +  Annualized.

21 Smith Barney Large Cap Core Fund  | 2001 Semi-Annual Report to Shareholders

                                 SMITH BARNEY
                              LARGE CAP CORE FUND



             TRUSTEES                  INVESTMENT MANAGER
             Donald M. Carlton         Smith Barney Fund
             A. Benton Cocanougher     Management LLC
             Stephen Randolph Gross
             Heath B. McLendon         DISTRIBUTORS
             Alan G. Merten            Salomon Smith Barney Inc.
             R. Richardson Petit       PFS Distributors, Inc.

             OFFICERS                  CUSTODIAN
             Heath B. McLendon         PFPC Trust Company
             President                 Chase Manhattan Bank, N.A.

             Lewis E. Daidone          TRANSFER AGENT
             Treasurer                 Citi Fiduciary Trust Company
                                       125 Broad Street, 11th Floor
             Lawrence B. Weissman, CFA New York, New York 10004
             Vice President
             and Investment Officer    SUB-TRANSFER AGENTS
                                       PFPC Global Fund Services
             Paul A. Brook             101 Federal Street
             Controller                Boston, Massachusetts 02110

             Robert I. Frenkel         PFS Shareholder Services
             Secretary                 3100 Breckinridge Blvd.
                                       Duluth, Georgia 30099

   Smith Barney Large Cap Core Fund





 This report is submitted for the general information of shareholders of the Smith Barney Investment Series -- Smith Barney Large Cap Core Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after July 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY LARGE CAP CORE FUND
 Smith Barney Mutual Funds
 3120 Breckinridge Boulevard
 Duluth, Georgia 30099-0001

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospec-tus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds




 [LOGO] SalomonSmithBarney
 A member of citigroup

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD02328 6/01

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                             GROWTH & INCOME FUND

--------------------------------------------------------------------------------

           CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  APRIL 30, 2001



                               [LOGO] Smith Barney
                                      Mutual Funds
                Your Serious Money. Professionally Managed./SM/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]

MICHAEL KAGAN
PORTFOLIO MANAGER


    [GRAPHIC]
          Classic Series

 Semi-Annual Report . April 30, 2001

 SMITH BARNEY
 GROWTH & INCOME FUND

      MICHAEL KAGAN

      Michael Kagan has more than 16 years of securities business experience and has been managing the Fund since August 11, 2000.

      Education: BA in Economics, Harvard University. Attended the Massachusetts Institute of Technology's Sloan School of Management.

      FUND OBJECTIVE

      The Fund seeks reasonable growth and income. It aims to achieve this objective by investing in a portfolio consisting principally of equity securities, including convertible securities, that provide dividend or interest income.

      FUND FACTS

      FUND INCEPTION
            -----------------
      August 18, 1996

      MANAGER TENURE
            -----------------
      Since August 11, 2000

      MANAGER'S INVESTMENT INDUSTRY EXPERIENCE
            -----------------
      16 Years

                    CLASS 1 CLASS A CLASS B CLASS L
----------------------------------------------------
NASDAQ               CGINX   GRIAX   GRIBX   SGAIX
----------------------------------------------------
INCEPTION           4/14/87 8/18/96 8/18/96 10/9/00
----------------------------------------------------


Average Annual Total Returns as of April 30, 2001


                        Without Sales Charges/(1)/

                    Class 1  Class A  Class B  Class L

--------------------------------------------------------
Six-Month+          (12.25)% (12.38)% (12.75)% (12.67)%

--------------------------------------------------------
One-Year            (12.56)  (12.76)  (13.44)     N/A

--------------------------------------------------------
Five-Year            10.75      N/A      N/A      N/A

--------------------------------------------------------
Ten-Year             12.35      N/A      N/A      N/A

--------------------------------------------------------
Since Inception++    10.80    11.69    10.84   (10.08)+

--------------------------------------------------------

                          With Sales Charges/(2)/

                    Class 1  Class A  Class B  Class L

--------------------------------------------------------
Six-Month+          (19.72)% (16.76)% (16.77)% (14.33)%

--------------------------------------------------------
One-Year            (20.00)  (17.14)  (17.43)     N/A

--------------------------------------------------------
Five-Year             8.80      N/A      N/A      N/A

--------------------------------------------------------
Ten-Year             11.36      N/A      N/A      N/A

--------------------------------------------------------
Since Inception++    10.10    10.48    10.71   (11.81)+

--------------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class 1, A and L shares of the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class 1, A and L shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception date for Class 1 shares is April 14, 1987. Inception date for Class A and B shares is August 18, 1996 and for Class L shares is October 9, 2000.



What's Inside
Your Investment in the Smith Barney
Growth & Income Fund .....................................1
A Message from the President .............................2
Fund at a Glance..........................................3
A Letter from the Portfolio Manager.......................4
Historical Performance ...................................6
Growth of $10,000.........................................9
Schedule of Investments..................................10
Statement of Assets and Liabilities......................14
Statement of Operations..................................15
Statements of Changes in Net Assets......................16
Notes to Financial Statements............................17
Financial Highlights.....................................24

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

           YOUR INVESTMENT IN THE SMITH BARNEY GROWTH & INCOME FUND

Seasoned portfolio manager Michael Kagan uses a two-step selection process in order to create a portfolio that seeks to offer investors reasonable growth and income.

[GRAPHIC] A Stock Selection Focus

          Michael uses quantitative analysis to find stocks with growth potential and to determine whether they're undervalued or overvalued relative to the overall market. Michael then uses fundamental qualitative research to validate his expectations for future growth. The Fund emphasizes U.S. stocks with large market capitalizations.

[GRAPHIC] An Exhaustive Security Selection Process

          Michael relies on a team of 15 experienced analysts to help him identify those companies that may represent the most attractive opportunities in the market. Each member of the analyst team is a specialist in the industry he or she covers, and Michael uses their recommendations as the foundation in building the
          Fund's portfolio.

[GRAPHIC] Portfolio Manager-Driven Funds -- The Classic Series

          The Classic Series invests across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives. This series of Smith Barney Mutual Funds lets investors participate in funds where investment decisions are determined by portfolio managers, based on each fund's investment objectives and guidelines.



 1 Smith Barney Growth & Income Fund | 2001 Semi-Annual Report to Shareholders

                         A MESSAGE FROM THE PRESIDENT

[PHOTO]

HEATH B. MCLENDON
PRESIDENT

---------------------


The year 2001 began as a period of transition in the United States. Investors witnessed a widespread rationalization of stock valuations across many industries -- most notably in the New Economy sectors of technology and telecommunications.

Our opinion is that the stock market, in general, has experienced a significant correction and appears to be in a period of consolidation. Moreover, these trends are supplemented by what we expect will be a significant amount of capital investment in energy production in the U.S. In our view, the prospect of near-term tax relief is also a positive factor.

Yet, the economy faces significant short-term challenges. Many corporations continue to experience pressure on earnings as business slows, excess inventories are reduced, and layoffs increase. While there are no guarantees, we believe that the present retrenchment, however, may serve as a framework for improved profitability in the months and quarters ahead, possibly setting the stage for a recovery in the latter part of 2001.
The Smith Barney Growth & Income Fund ("Fund") seeks reasonable growth and income by investing in equity securities, including convertible securities, that provide dividend or interest income. Michael Kagan, the Fund's portfolio manager, looks for stocks he believes are undervalued with strong growth potential and companies with competitive positions and established management teams.

Thank you for your continued confidence in our investment management approach.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
President

May 14, 2001



2 Smith Barney Growth & Income Fund  | 2001 Semi-Annual Report to Shareholders

           Smith Barney Growth & Income Fund at a Glance (unaudited)


 Top Ten Holdings*+


1. Microsoft Corp.......................................... 3.8%

2. Verizon Communications Inc.............................. 3.3

3. AOL Time Warner Inc..................................... 3.1

4. Federated Department Stores, Inc........................ 3.0

5. Exxon Mobil Corp........................................ 2.8

6. The Bank of New York Co., Inc........................... 2.7

7. Pfizer Inc.............................................. 2.6

8. Costco Wholesale Corp................................... 2.4

9. The News Corp., Ltd. ADR................................ 2.4

10. HCA-The Healthcare Co.................................. 2.0


                  Industry Diversification of Common Stocks*+

                   [CHART]
      Consumer Non-Durables         4.8%
      Consumer Services             6.5
      Electronic Technology        13.5
      Energy Minerals               7.2
      Finance                      18.4
      Health Technology            10.0
      Non-Energy Minerals           3.7
      Retail Trade                  9.9
      Technology Services           5.3
      Utilities                    10.8
      Other                         9.9

                           Investment Allocations*++

                   [CHART]
      Common                       98.1%
      Convertible                   1.8
      Options                       0.1

* All information is as of April 30, 2001. Please note that portfolio holdings and their weightings are subject to change.
+  As a percentage of total common stock.
++ As a percentage of total investments.


 3 Smith Barney Growth & Income Fund | 2001 Semi-Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report for the Smith Barney Growth & Income Fund ("Fund") for the period ended April 30, 2001. In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Please note that the information provided in this letter represents the opinion of the Fund's manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain part of the Fund's investment portfolio, or that the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of holdings is as of April 30, 2001 and is subject to change.

Performance Update
For the six months ended April 30, 2001, the Fund's Class A shares, without and with sales charges, returned negative 12.38% and negative 16.76%, respectively. In comparison, the Standard & Poor's 500 Index ("S&P 500")/1/ returned negative 12.06% for the same period. Past performance is not indicative of future results.

Market and Economic Overview
December 2000 and the first quarter of 2001 saw a dramatic slowdown in the growth rate of the U.S. economy. The manufacturing and technology sectors experienced negative growth. Only strong spending by U.S. consumers prevented the economy as a whole from slipping into recession. Auto and housing sales remained at robust levels, while retail sales fell only slightly. Interest rate cuts by the U.S. Federal Reserve Board ("Fed") stimulated the housing market in early 2001, but the full impact will probably not be felt until late in the year.

Historically, the stock market falls in years when economic growth slows sharply, as it did in the fourth quarter of 2000, and in 1994 and 1990, the last two market declines. The market often rises sharply thereafter, as it did in 1982 and 1991, as conditions become ready for a revival of growth. But it is difficult to predict whether a slowdown will be quick, as it was in 1990, or protracted, as it was in 1973-1975 and 1979-1981. A fund manager with a more conservative portfolio may lag the performance of the overall market in a recovery rally, but one who is prematurely aggressive may lose money in a lengthy downturn. Our investment style assumes a more conservative posture.

The market leaders during the past six months were generally value stocks, especially in energy and basic materials. Technology stocks, many of which had the highest valuations and the most drastic cuts in growth expectations, fell by over 50% overall. The Fund benefited from its broad diversification. Standout performers for the Fund during the first half of the 2001 fiscal year included AOL Time Warner, Microsoft, Federated Department Stores, Verizon and Alcoa.

Investment Strategy
We are risk-averse investors. We have a bias towards owning sound companies with strong balance sheets. We carefully examine the accounting procedures of the companies in which we invest and will not purchase the stocks of companies whose accounting we consider aggressive. The Fund will generally be broadly diversified, with industry exposure similar to that of the overall equity market.

--------
1 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


4 Smith Barney Growth & Income Fund  | 2001 Semi-Annual Report to Shareholders

Market Outlook
The current direction of the U.S. economy is unclear to us. The industrial economy appears to us to be in a recession, yet consumer spending remains at a high level. While we are confident that the Fed interest rate cuts will prevent anything worse than a mild recession in 2001, we are concerned that the U.S. consumer is "spent out" after the ten-year economic boom. In particular, auto and housing sales remain well above trend line rates. We believe that the U.S. economy is at risk of a double dip recession in 2002.

Normally, an environment where the Fed is lowering interest rates is one where a portfolio manager should be aggressive. But our concern for the fragility of any economic bounce prevents us from taking this stance.

Therefore, the Fund's portfolio is positioned somewhat defensively. While the portfolio's sector weightings are very similar to those of the S&P 500, the portfolio is overweight in telecommunications and underweight in capital goods stocks. Preservation of capital is important to us, and we strive to avoid stocks that we think might decline sharply. Despite our caution, we see numerous opportunities to earn good returns in stocks.

Although the Nasdaq Composite Index/2/ has fallen by about 50% since its March 2000 highs, we remain concerned that many technology stocks are still too expensive. In particular, we confess to being mystified by the valuation of semiconductor stocks, which are generally selling at over four times sales, despite an onslaught of new capacity due to come on-line in 2001. The Fund's portfolio is avoiding or is underweight in technology stocks with high valuations. Some technology stocks reached attractive valuations in March 2001, but the rally in April and May has led us to reduce our holdings in the sector.

We believe that the collapse in telecommunications capital spending will cause pricing to improve later this year and are therefore overweight telecommunications services. As of the date of this report, AT&T was trading below the value of its assets. We expect that the company's plan to break up into four pieces will help realize that value. Retailer valuations are generally attractive, and retailers have historically been strong performers coming out of recessions. We are overweight in retailers, with relatively large positions in Costco and Federated Department Stores.

In our view, rising healthcare costs make hospitals attractive, and HMOs unattractive investments. We currently own a large position in HCA, the largest hospital company, but own no HMO stocks. Drug costs have become a political lightning rod, and we are concerned that Congress may discuss drug price control legislation this year. We are underweight in ethical drug companies, but we own a large position in Teva Pharmaceuticals, the largest and, in our opinion, strongest generic drug company.

Thank you for your continued support.

Sincerely,
/s/ Michael Kagan
Michael Kagan
Vice President and Investment Officer
May 15, 2001

--------
2 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ Stock Market. Please note that an investor cannot invest directly in an index.


 5 Smith Barney Growth & Income Fund | 2001 Semi-Annual Report to Shareholders

 Historical Performance -- Class 1 Shares


                    Net Asset Value
                  -------------------
                  Beginning  End      Income    Capital Gain    Total
     Period Ended of Period of Period Dividends Distributions  Returns/(1)/

     -----------------------------------------------------------------------
     4/30/01      $19.03    $15.38    $0.03     $ 1.37        (12.25)%+

     -----------------------------------------------------------------------
     10/31/00      21.36     19.03     0.07       3.45          5.39

     -----------------------------------------------------------------------
     10/31/99      18.53     21.36     0.08       0.78         20.27

     -----------------------------------------------------------------------
     10/31/98      20.10     18.53     0.20       3.25         10.90

     -----------------------------------------------------------------------
     10/31/97      18.11     20.10     0.30       2.18         27.35

     -----------------------------------------------------------------------
     10/31/96      16.95     18.11     0.34       1.75         20.58

     -----------------------------------------------------------------------
     10/31/95      15.77     16.95     0.30       1.60         22.45

     -----------------------------------------------------------------------
     10/31/94      17.13     15.77     0.28       1.16          0.51

     -----------------------------------------------------------------------
     10/31/93      15.54     17.13     0.28       0.30         14.13

     -----------------------------------------------------------------------
     10/31/92      14.70     15.54     0.30       0.42         10.85

     -----------------------------------------------------------------------
     10/31/91      11.49     14.70     0.32       0.00         31.68

     -----------------------------------------------------------------------
      Total                           $2.50     $16.26

     -----------------------------------------------------------------------

 Historical Performance -- Class A Shares

                         Net Asset Value
                       -------------------
                       Beginning  End      Income    Capital Gain    Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)/

---------------------------------------------------------------------------------
4/30/01                $19.03    $15.38    $0.00++   $ 1.37        (12.38)%+

---------------------------------------------------------------------------------
10/31/00                21.35     19.03     0.02       3.45          5.14

---------------------------------------------------------------------------------
10/31/99                18.53     21.35     0.03       0.78         19.93

---------------------------------------------------------------------------------
10/31/98                20.10     18.53     0.15       3.25         10.63

---------------------------------------------------------------------------------
10/31/97                18.11     20.10     0.25       2.18         27.04

---------------------------------------------------------------------------------
Inception* -- 10/31/96  17.19     18.11     0.06       0.00          5.72+

---------------------------------------------------------------------------------
 Total                                     $0.51     $11.03

---------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

                         Net Asset Value
                       -------------------
                       Beginning  End      Income    Capital Gain    Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)/

---------------------------------------------------------------------------------
4/30/01                $18.70    $15.03    $0.00     $ 1.37        (12.75)%+

---------------------------------------------------------------------------------
10/31/00                21.16     18.70     0.00       3.45          4.36

---------------------------------------------------------------------------------
10/31/99                18.48     21.16     0.00       0.78         19.03

---------------------------------------------------------------------------------
10/31/98                20.07     18.48     0.04       3.25          9.85

---------------------------------------------------------------------------------
10/31/97                18.09     20.07     0.12       2.18         26.08

---------------------------------------------------------------------------------
Inception* -- 10/31/96  17.19     18.09     0.04       0.00          5.49+

---------------------------------------------------------------------------------
 Total                                     $0.20     $11.03

---------------------------------------------------------------------------------


 6 Smith Barney Growth & Income Fund | 2001 Semi-Annual Report to Shareholders

 Historical Performance -- Class L Shares


                           Net Asset Value
                         -------------------
                         Beginning  End      Income    Capital Gain    Total
Period Ended             of Period of Period Dividends Distributions  Returns/(1)/

-----------------------------------------------------------------------------------
4/30/01                  $19.04    $15.34    $0.00     $1.37         (12.67)%+

-----------------------------------------------------------------------------------
Inception* -- 10/31/00    18.49     19.04     0.00      0.00           2.97+

-----------------------------------------------------------------------------------
  Total                                      $0.00     $1.37

-----------------------------------------------------------------------------------

 Historical Performance -- Class O Shares

                        Net Asset Value
                      -------------------
                      Beginning  End
Period Ended          of Period of Period Income    Capital Gain   Total
                                          Dividends Distributions  Returns/(1)/
--------------------------------------------------------------------------------
Inception* -- 4/30/01 $16.55    $15.36    $0.00     $0.00         (7.19)%+

--------------------------------------------------------------------------------


 Historical Performance -- Class P Shares

                        Net Asset Value
                      -------------------
                      Beginning  End
Period Ended          of Period of Period Income    Capital Gain   Total
                                          Dividends Distributions  Returns/(1)/
--------------------------------------------------------------------------------
Inception* -- 4/30/01 $16.55    $15.36    $0.00     $0.00         (7.19)%+

--------------------------------------------------------------------------------

 Historical Performance -- Class Y Shares

                        Net Asset Value
                      -------------------
                      Beginning  End
Period Ended          of Period of Period Income    Capital Gain   Total
                                          Dividends Distributions  Returns/(1)/
--------------------------------------------------------------------------------
Inception* -- 4/30/01 $16.55    $15.39    $0.01     $0.00         (6.92)%+

--------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


7 Smith Barney Growth & Income Fund  | 2001 Semi-Annual Report to Shareholders

 Average Annual Total Returns

                                              Without Sales Charges/(1)/
                           ---------------------------------------------------------------
                           Class 1  Class A  Class B  Class L  Class O   Class P  Class Y

-------------------------------------------------------------------------------------------
Six Months Ended 4/30/01+  (12.25)% (12.38)% (12.75)% (12.67)%   N/A       N/A      N/A

-------------------------------------------------------------------------------------------
Year Ended 4/30/01         (12.56)  (12.76)  (13.44)     N/A     N/A       N/A      N/A

-------------------------------------------------------------------------------------------
Five Years Ended 4/30/01    10.75      N/A      N/A      N/A     N/A       N/A      N/A

-------------------------------------------------------------------------------------------
Ten Years Ended 4/30/01     12.35      N/A      N/A      N/A     N/A       N/A      N/A

-------------------------------------------------------------------------------------------
Inception* through 4/30/01  10.80    11.69    10.84   (10.08)+ (7.19)%+  (7.19)%+ (6.92)%+

-------------------------------------------------------------------------------------------

                                               With Sales Charges/(2)/
                           ---------------------------------------------------------------
                           Class 1  Class A  Class B  Class L  Class O   Class P  Class Y

-------------------------------------------------------------------------------------------
Six Months Ended 4/30/01+  (19.72)% (16.76)% (16.77)% (14.33)%   N/A       N/A      N/A

-------------------------------------------------------------------------------------------
Year Ended 4/30/01         (20.00)  (17.14)  (17.43)     N/A     N/A       N/A      N/A

-------------------------------------------------------------------------------------------
Five Years Ended 4/30/01     8.80      N/A      N/A      N/A     N/A       N/A      N/A

-------------------------------------------------------------------------------------------
Ten Years Ended 4/30/01     11.36      N/A      N/A      N/A     N/A       N/A      N/A

-------------------------------------------------------------------------------------------
Inception* through 4/30/01  10.10    10.48    10.71   (11.81)+ (8.12)%+ (11.83)%+ (6.92)%+

-------------------------------------------------------------------------------------------

 Cumulative Total Returns

                                                   Without Sales Charges/(1)/

  ----------------------------------------------------------------------------
  Class 1 (4/30/91 through 4/30/01)                         220.42%

  ----------------------------------------------------------------------------
  Class A (Inception* through 4/30/01)                       68.09

  ----------------------------------------------------------------------------
  Class B (Inception* through 4/30/01)                       62.17

  ----------------------------------------------------------------------------
  Class L (Inception* through 4/30/01)                      (10.08)

  ----------------------------------------------------------------------------
  Class O (Inception* through 4/30/01)                       (7.19)

  ----------------------------------------------------------------------------
  Class P (Inception* through 4/30/01)                       (7.19)

  ----------------------------------------------------------------------------
  Class Y (Inception* through 4/30/01)                       (6.92)

  ----------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L, O and P shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A and L shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00% and 1.00%, respectively; Class B and P shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 1.00% per year until no CDSC is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year of purchase.
 * Inception date for Class 1 shares is April 14, 1987. Inception date for Class A and B shares is August 18, 1996. Inception date for Class L shares is October 9, 2000. Inception date for Class O, P and Y shares is December 8, 2000.
 ++ Amount represents less than $0.01 per share.
 + Total return is not annualized, as it may not be representative of the total return for the year.


 8 Smith Barney Growth & Income Fund | 2001 Semi-Annual Report to Shareholders

 Historical Performance (unaudited)


Growth of $10,000 Invested in Class 1 Shares of the
Smith Barney Growth & Income Fund vs. Standard & Poor's 500 Index+

--------------------------------------------------------------------------------
                           April 1991 -- April 2001
[CHART]
                              Smith Barney                    Standard & Poor's
                  Growth and Income Fund -- Class 1              500 Index

      4/91                       9,149                            10,000
      10/91                      9,942                            10,624
      10/92                     11,020                            11,681
      10/93                     12,578                            13,422
      10/94                     12,642                            13,941
      10/95                     15,479                            17,623
      10/96                     18,665                            21,868
      10/97                     23,769                            28,887
      10/98                     26,360                            35,245
      10/99                     31,703                            44,290
      10/00                     33,411                            46,981
      4/2001                    29,316                            41,315


+ Hypothetical illustration of $10,000 invested in Class 1 shares on April 30,
  1991, assuming deduction of the 8.50% maximum initial sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2001. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks. Figures for the S&P 500 Index include reinvestment of dividends. The S&P 500 Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the performance of Class 1 shares.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


 9 Smith Barney Growth & Income Fund | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited)                             April 30, 2001


   SHARES                 SECURITY                    VALUE

-----------------------------------------------------------------
COMMON STOCK -- 98.1%
Consumer Durables -- 3.1%
    133,500 Cummins Inc.                          $    5,526,900
    102,000 Deere & Co.                                4,189,140
    732,606 General Motors Corp.                      15,567,878
    230,500 SPX Corp.+                                25,956,605
----------------------------------------------------------------
                                                      51,240,523
----------------------------------------------------------------
Consumer Non-Durables -- 4.7%
    178,500 The Coca-Cola Co.                          8,244,915
    132,600 Georgia-Pacific Group                      4,310,826
    294,100 Kimberly-Clark Corp.                      17,469,540
    552,000 PepsiCo, Inc.                             24,183,120
     51,000 The Quaker Oats Co.                        4,947,000
    361,000 Ralston Purina Group                      10,970,790
     80,000 Unilever NV+                               4,489,600
    130,000 Unilever PLC ADR+                          3,948,100
----------------------------------------------------------------
                                                      78,563,891
----------------------------------------------------------------
Consumer Services -- 6.4%
     61,000 Amdocs Ltd.+*                              3,592,900
    982,800 AOL Time Warner Inc.*                     49,631,400
    881,000 AT&T Corp. - Liberty Media Corp.*         14,096,000
  1,183,800 The News Corp., Ltd. ADR+                 38,485,338
----------------------------------------------------------------
                                                     105,805,638
----------------------------------------------------------------
Electronic Technology -- 13.2%
    188,000 Advanced Mirco Devices, Inc.+*             5,828,000
    121,500 BEA Systems, Inc.+*                        4,963,275
    615,500 BMC Software, Inc.*                       14,888,945
    748,100 Cisco Systems, Inc.+*                     12,702,738
  1,218,000 Compaq Computer Corp.                     21,315,000
     70,500 Corning Inc.+                              1,548,885
    155,000 Dell Computer Corp.+*                      4,074,950
    182,000 Electronic Data Systems Corp.             11,739,000
    380,000 EMC Corp.*                                15,048,000
  1,036,000 Intel Corp.+                              32,022,760
    287,000 International Business Machines Corp.     33,045,180
     62,700 Mercury Interactive Corp.*                 4,147,605
    109,000 Micron Technology, Inc.+                   4,946,420
  1,153,000 Motorola, Inc.+                           17,929,150
    172,000 Nokia Oyj ADR+                             5,880,680
    494,000 Oracle Corp.*                              7,983,040
     64,500 SCI Systems, Inc.*                         1,647,975
    727,000 Sun Microsystems, Inc.*                   12,446,240
    114,775 VERITAS Software Corp.+*                   6,841,738
----------------------------------------------------------------
                                                     218,999,581
----------------------------------------------------------------
Energy Minerals -- 7.1%
    126,000 Amerada Hess Corp.+*                      11,025,000
    290,000 Enron Corp.+                              18,188,800
    330,000 Exelon Corp.                              22,786,500
    519,000 Exxon Mobil Corp.                         45,983,400

                      See Notes to Financial Statements.


10 Smith Barney Growth & Income Fund | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)                 April 30, 2001


        SHARES                    SECURITY                       VALUE

     -----------------------------------------------------------------------
     Energy Minerals -- 7.1% (continued)
         120,000 Royal Dutch Petroleum Co. ADR               $    7,143,600
         166,000 Total Fina Elf S.A. ADR+                        12,433,400
     ----------------------------------------------------------------------
                                                                117,560,700
     ----------------------------------------------------------------------
     Finance -- 18.1%
          93,000 The Allstate Corp.                               3,882,750
         312,300 American Express Co.                            13,254,012
         321,900 American International Group, Inc.              26,331,420
         180,000 Archstone Communities Trust                      4,640,400
         174,000 American General Corp.                           7,588,140
         216,000 Bank of America Corp.                           12,096,000
         889,000 The Bank of New York Co., Inc.                  44,627,800
         179,000 Bank One Corp.                                   6,760,830
          76,000 Capital One Financial Corp.+                     4,777,360
         115,000 CarrAmerica Realty Corp.+                        3,306,250
          88,500 The Chubb Corp.                                  5,907,375
         269,000 Equity Office Properties Trust+                  7,679,950
         447,490 FleetBoston Financial Corp.                     17,170,191
         385,000 Freddie Mac                                     25,333,000
         142,400 The Goldman Sachs Group, Inc.+                  12,972,640
          68,000 The Hartford Financial Services Group, Inc.      4,222,800
         186,400 J.P. Morgan Chase & Co.                          8,943,472
          85,000 Marsh & McLennan Cos., Inc.                      8,197,400
         200,000 Merrill Lynch & Co., Inc.                       12,340,000
         284,200 Morgan Stanley Dean Witter & Co.                17,844,918
         190,000 PNC Financial Services Group                    12,363,300
         102,000 Providian Financial Corp.                        5,436,600
          61,000 Spieker Properties, Inc.                         3,367,200
         295,000 Washington Mutual, Inc.                         14,729,350
         345,100 Wells Fargo & Co.                               16,209,347
     ----------------------------------------------------------------------
                                                                299,982,505
     ----------------------------------------------------------------------
     Health Services -- 2.0%
         860,000 HCA-The Healthcare Co.+                         33,282,000
     ----------------------------------------------------------------------
     Health Technology -- 9.8%
         376,000 Abbott Laboratories                             17,438,880
          52,000 Baxter International Inc.                        4,739,800
         418,000 Biomet, Inc.                                    17,861,140
          53,000 Eli Lilly & Co.                                  4,505,000
          72,000 Invitrogen Corp.*                                5,076,720
         341,000 Merck & Co., Inc.                               25,905,770
         735,000 Novartis AG                                     28,775,250
         990,500 Pfizer Inc.                                     42,888,650
         279,000 Teva Pharmaceutical Industries Ltd. ADR+        15,191,550
     ----------------------------------------------------------------------
                                                                162,382,760
     ----------------------------------------------------------------------
     Non-Energy Minerals -- 3.7%
         783,000 Alcoa Inc.                                      32,416,200
         108,000 OM Group, Inc.                                   5,907,600
         114,000 Phelps Dodge Corp.                               5,100,360
         535,000 PolyOne Corp.                                    4,520,750
         400,000 UPM-Kymmene Oyj ADR+                            12,800,000
     ----------------------------------------------------------------------
                                                                 60,744,910
     ----------------------------------------------------------------------

                      See Notes to Financial Statements.


11 Smith Barney Growth & Income Fund | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)                 April 30, 2001


         SHARES                   SECURITY                      VALUE

      ---------------------------------------------------------------------
      Process Industries -- 2.5%
          161,000 Air Products and Chemicals, Inc.          $    6,921,390
          311,000 Emerson Electric Co.                          20,728,150
          283,800 General Electric Co.+                         13,772,814
           56,646 Syngenta AG ADR*                                 573,257
      --------------------------------------------------------------------
                                                                41,995,611
      --------------------------------------------------------------------
      Producer Manufacturing -- 0.9%
           94,000 PACCAR Inc.                                    4,560,880
          122,000 United Technologies Corp.                      9,525,760
      --------------------------------------------------------------------
                                                                14,086,640
      --------------------------------------------------------------------
      Retail Trade -- 9.7%
          535,000 Circuit City Stores - Circuit City Group+      8,051,750
        1,123,800 Costco Wholesale Corp.+*                      39,254,334
          450,000 ConAgra Foods, Inc.                            9,364,500
        1,146,100 Federated Department Stores, Inc.+*           49,259,378
          503,000 The Home Depot, Inc.                          23,691,300
          512,000 Safeway Inc.+*                                27,801,600
          220,000 Staples, Inc.+*                                3,579,400
      --------------------------------------------------------------------
                                                               161,002,262
      --------------------------------------------------------------------
      Technology Services -- 5.2%
          157,000 Automatic Data Processing, Inc.                8,517,250
          215,000 Celestica Inc.+*                              10,986,500
          109,000 Comcast Corp., Class A Shares+*                4,786,190
          915,000 Microsoft Corp.*                              61,991,250
      --------------------------------------------------------------------
                                                                86,281,190
      --------------------------------------------------------------------
      Transportation -- 1.1%
          150,000 Canadian National Railway Co.                  5,938,500
          690,000 Southwest Airlines Co.+                       12,564,900
      --------------------------------------------------------------------
                                                                18,503,400
      --------------------------------------------------------------------
      Utilities -- 10.6%
        1,207,200 AT&T Corp.+                                   26,896,416
          430,000 Duke Energy Corp.                             20,106,800
          252,000 Edison International                           2,482,200
          421,890 El Paso Corp.+                                29,026,032
        1,989,000 Genuity Inc.*                                  5,728,320
           60,039 Mirant Corp.*                                  2,449,591
          427,300 PG&E Corp.+                                    3,832,881
          534,000 SBC Communications Inc.                       22,027,500
          151,000 The Southern Co.+                              3,531,890
          320,000 UnitedGlobalCom, Inc.+*                        5,128,800
          988,200 Verizon Communications Inc.+                  54,420,174
      --------------------------------------------------------------------
                                                               175,630,604
      --------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost  -- $1,503,448,712)                  1,626,062,215
      --------------------------------------------------------------------
      ---------------------------------------------------------------------

                      See Notes to Financial Statements.


12 Smith Barney Growth & Income Fund | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited) (continued)                 April 30, 2001



 CONTRACTS                         SECURITY                             VALUE

-----------------------------------------------------------------------------------
PURCHASED PUT OPTIONS -- 0.1%
    115,100 BEA Systems, Inc., Put @ 30, Expire 5/18/01             $      149,630
     68,200 Celestica Inc., Put @ 40, Expire 5/18/01                        57,970
            S&P 500 Index:
     62,700  Put @ 1175, Expire 5/18/01                                    438,900
     41,500  Put @ 1175, Expire 6/15/01                                    605,900
----------------------------------------------------------------------------------
            TOTAL PURCHASED PUT OPTIONS
            (Cost -- $1,884,584)                                         1,252,400
----------------------------------------------------------------------------------

   FACE
  AMOUNT                           SECURITY                             VALUE

-----------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS  -- 1.8%
$ 7,500,000 AT&T Corp - Liberty Media Corp., 3.500% due 1/15/31++        5,821,875
  5,650,000 Hutchison Whampoa International, 2.875% due 9/15/03+*++      5,537,000
 14,825,000 NTL Inc., 5.750% due 12/15/09+                               8,617,032
  9,750,000 Verizon Global Funding Corp., 5.750% due 4/1/03              9,743,906
----------------------------------------------------------------------------------
            TOTAL CONVERTIBLE CORPORATE BONDS
            (Cost -- $32,397,727)                                       29,719,813
----------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $1,537,731,023**)                              $1,657,034,428
----------------------------------------------------------------------------------

 +  All or a portion of this security is on loan (See Note 9).
 *  Non-incoming producing security.
 ++ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
**  Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


13 Smith Barney Growth & Income Fund | 2001 Semi-Annual Report to Shareholders

 Statement of Assets and Liabilities (unaudited)                 April 30, 2001


ASSETS:
   Investments, at value (Cost -- $1,537,731,023)                        $1,657,034,428
   Collateral for securities on loan (Note 9)                               319,403,027
   Receivable for securities sold                                            16,749,564
   Receivable for Fund shares sold                                               20,456
   Dividends and interest receivable                                          1,620,160
----------------------------------------------------------------------------------------
   Total Assets                                                           1,994,827,635
----------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 9)                                  319,403,027
   Payable for securities purchased                                          12,280,022
   Payable to bank                                                            4,040,858
   Management fee payable                                                       863,525
   Trustees retirement plan                                                     284,409
   Distribution fee payable                                                     249,733
   Payable for Fund shares purchased                                              5,407
   Accrued expenses                                                           1,397,919
----------------------------------------------------------------------------------------
   Total Liabilities                                                        338,524,900
----------------------------------------------------------------------------------------
Total Net Assets                                                         $1,656,302,735

----------------------------------------------------------------------------------------
NET ASSETS:
   Par value of shares of beneficial interest                            $    1,079,810
   Capital paid in excess of par value                                    1,517,545,808
   Undistributed net investment income                                          374,272
   Accumulated net realized gain from security transactions and options      17,999,440
   Net unrealized appreciation of investments                               119,303,405
----------------------------------------------------------------------------------------
Total Net Assets                                                         $1,656,302,735

----------------------------------------------------------------------------------------
Shares Outstanding:
   Class 1                                                                   54,610,284
--------------------------------------------------------------------------------------
   Class A                                                                   22,825,744
--------------------------------------------------------------------------------------
   Class B                                                                   13,256,353
--------------------------------------------------------------------------------------
   Class L                                                                      460,815
--------------------------------------------------------------------------------------
   Class O                                                                      197,839
--------------------------------------------------------------------------------------
   Class P                                                                    4,579,427
--------------------------------------------------------------------------------------
   Class Y                                                                   12,050,504
--------------------------------------------------------------------------------------
Net Asset Value:
   Class 1 (and redemption price)                                                $15.38
--------------------------------------------------------------------------------------
   Class A (and redemption price)                                                $15.38
--------------------------------------------------------------------------------------
   Class B *                                                                     $15.03
--------------------------------------------------------------------------------------
   Class L **                                                                    $15.34
--------------------------------------------------------------------------------------
   Class O **                                                                    $15.36
--------------------------------------------------------------------------------------
   Class P *                                                                     $15.36
--------------------------------------------------------------------------------------
   Class Y (and redemption price)                                                $15.39
--------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class 1 (net asset value plus 9.29% of net asset value per share)             $16.81
--------------------------------------------------------------------------------------
   Class A (net asset value plus 5.26% of net asset value per share)             $16.19
--------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)             $15.49

----------------------------------------------------------------------------------------

 * Redemption price is NAV of Class B and P shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L and O shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.

                      See Notes to Financial Statements.


14 Smith Barney Growth & Income Fund | 2001 Semi-Annual Report to Shareholders

 Statement of Operations (unaudited)    For the Six Months Ended April 30, 2001


INVESTMENT INCOME:
   Interest                                                                     $   1,398,025
   Dividends                                                                        9,078,878
   Less: Foreign withholding tax                                                     (144,574)

-----------------------------------------------------------------------------------------------
   Total Investment Income                                                         10,332,329

-----------------------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 2)                                                          5,112,339
   Distribution fee (Note 2)                                                        1,693,195
   Shareholder and system servicing fees                                            1,035,463
   Shareholder communications                                                         175,104
   Registration fees                                                                   65,797
   Trustees' fees                                                                      59,326
   Custody                                                                             28,486
   Audit and legal                                                                     20,276
   Other                                                                                7,164

-----------------------------------------------------------------------------------------------
   Total Expenses                                                                   8,197,150

-----------------------------------------------------------------------------------------------
Net Investment Income                                                               2,135,179

-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS (NOTES 3 AND 6):
   Realized Gain From:
     Security transactions (excluding short-term securities)                       13,650,356
     Options written                                                                4,518,078

-----------------------------------------------------------------------------------------------
   Net Realized Gain                                                               18,168,434

-----------------------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation (Note 12)                             (233,161,964)

-----------------------------------------------------------------------------------------------
Net Loss on Investments and Options                                              (214,993,530)

-----------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                          $(212,858,351)

-----------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


15 Smith Barney Growth & Income Fund | 2001 Semi-Annual Report to Shareholders

 Statements of Changes in Net Assets


                      See Notes to Financial Statements.
For the Six Months Ended April 30, 2001 (unaudited) and the Year Ended October 31, 2000

                                                                                       2001            2000

------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                                          $    2,135,179  $    3,894,782
   Net realized gain                                                                  18,168,434     106,851,708
   Decrease in net unrealized appreciation                                          (233,161,964)    (33,445,162)

------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                                           (212,858,351)     77,301,328

------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                              (1,702,608)     (3,894,782)
   Net realized gains                                                               (104,785,667)   (242,086,093)

------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders                        (106,488,275)   (245,980,875)

------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                                                   92,027,559     181,864,792
   Net asset value of shares in connection with the transfer of the Smith Barney
     Large Cap Blend Fund's net assets (Note 12)                                     462,409,513              --
   Net asset value of shares issued for reinvestment of dividends                    106,214,002     245,772,799
   Cost of shares reacquired                                                        (149,572,746)   (305,079,851)

------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                               511,078,328     122,557,740

------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                                    191,731,702     (46,121,807)

NET ASSETS:
   Beginning of period                                                             1,464,571,033   1,510,692,840

------------------------------------------------------------------------------------------------------------------
   End of period*                                                                  $1,656,302,735 $1,464,571,033

------------------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:                    $374,272        $(58,299)

------------------------------------------------------------------------------------------------------------------


16 Smith Barney Growth & Income Fund  | 2001 Semi-Annual Report to Shareholders

 Notes to Financial Statements (unaudited)


1. Significant Accounting Policies

The Smith Barney Growth & Income Fund ("Fund") is a separate portfolio of the Smith Barney Investment Series ("Series"). The Series, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company and consists of this fund and six other separate investment funds: Smith Barney International Aggressive Growth Fund, Smith Barney Large Cap Core Fund, Smith Barney Large Cap Core Portfolio, formerly known as Select Growth Portfolio, Smith Barney Premier Selections All Cap Growth Portfolio, formerly known as Select Mid Cap Portfolio, Smith Barney Growth and Income Portfolio and Select Government Portfolio. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence, subsequent to the time a value was so established, is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices in the over-the-counter market; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (l) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Also, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.



17 Smith Barney Growth & Income Fund | 2001 Semi-Annual Report to Shareholders

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup") acts as the investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of the Fund's average daily net assets as follows:

Average Daily Net Assets           Annual Rate

-----------------------------------------------
First $1 billion                   0.65%
----------------------------------------------
Next $1 billion                    0.60
----------------------------------------------
Next $1 billion                    0.55
----------------------------------------------
Next $1 billion                    0.50
----------------------------------------------
Over $4 billion                    0.45
----------------------------------------------

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. For the six months ended April 30, 2001, the Fund paid transfer agent fees of $79,053 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the six months ended April 30, 2001, SSB and its affiliates received $161,737 in brokerage commissions.

There are maximum initial sales charges of 8.50%, 5.00% and 1.00% for Class 1, A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B and P shares, which applies if redemption occurs within one year from purchase. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2001, SSB received sales charges of approximately $791,000, $796,000 and $5,000 on sales of the Fund's Class 1, A and L shares, respectively. In addition, CDSCs paid to SSB for the six months ended April 30, 2001 were approximately:

                           Class B  Class L Class P

----------------------------------------------------
CDSCs                      $333,000 $1,000  $27,000

----------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B, L, O and P shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to Class B, L, O and P shares calculated at the annual rates of 0.75%, 0.75%, 0.45% and 0.50% of the average daily net assets of each class, respectively. For the six months ended April 30, 2001, total Distribution Plan fees incurred were:

                                            Distribution
                                            Plan Fees

---------------------------------------------------------
Class A                                     $  397,818
--------------------------------------------------------
Class B                                      1,026,524
--------------------------------------------------------
Class L                                         28,532
--------------------------------------------------------
Class O                                          8,639
--------------------------------------------------------
Class P                                        231,682
--------------------------------------------------------

All officers and one Trustee of the Series are employees of Citigroup or its affiliates.

The Trustees of the Series instituted a Retirement Plan ("Plan"), effective April 1, 1996 (and amended January 1, 2001). The Plan is not funded, and obligations under the Plan will be paid solely out of the Series' assets. The Series will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Trustees not affiliated with SBFM, the annual retirement benefit payable per year for a ten-year period is based upon the total annual compensation received in calendar year 2000, such benefit is reduced by any payments received under the CitiFunds and Smith Barney Investment Series Amended and Restated Trustee Emeritus Plan. Trustees with more than five but less than ten years of service at retirement will receive a proportion-


18 Smith Barney Growth & Income Fund | 2001 Semi-Annual Report to Shareholders ally reduced benefit. Under the Plan, for those Trustees retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten-year period is equal to 75% of the total compensation received from the Trust during the 1995 calendar year.

3. Investments

During the six months ended April 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------------------------
Purchases                                 $994,477,955
------------------------------------------------------
Sales                                      659,148,387
------------------------------------------------------

At April 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-----------------------------------------------------------------------
Gross unrealized appreciation                            $ 240,729,623
Gross unrealized depreciation                             (121,426,218)
-----------------------------------------------------------------------
Net unrealized appreciation                              $ 119,303,405
-----------------------------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (and cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At April 30, 2001, the Fund did not hold any futures contracts.

6. Option Contracts

Upon the purchase of a put option or a call option by the Fund, the premium paid is recorded as an investment, the value of which is marked to market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At April 30, 2001, the Fund held purchased put options with a total cost of $1,884,584.

When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received.


19 Smith Barney Growth & Income Fund | 2001 Semi-Annual Report to Shareholders

When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid.The Fund enters into options for hedging purposes.The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

The following covered call options transactions occurred in the Fund during the six months ended April 30, 2001:

                                                   Number of
                                                   Contracts   Premiums

--------------------------------------------------------------------------
Options written, outstanding at October 31, 2000    2,890    $ 1,776,439
Options written                                    10,234      2,577,729
Options cancelled in closing purchase transactions (7,314)    (2,441,664)
Options expired                                    (5,766)    (1,901,637)
Options exercised                                     (44)       (10,867)
-------------------------------------------------------------------------
Options written, outstanding at April 30, 2001         --    $         0
-------------------------------------------------------------------------
--------------------------------------------------------------------------

7. Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

8. Short Sales of Securities

A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities.To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer.The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

At April 30, 2001, the Fund did not have any open short sale transactions.

9. Securities Lending

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned.The custodian establishes and maintains the collateral in a segregated account.

20 Smith Barney Growth & Income Fund  | 2001 Semi-Annual Report to Shareholders

At April 30, 2001, the Fund loaned stocks having a value of approximately $311,777,610. The Fund held the following collateral for loaned securities:

Security Description                                          Value

------------------------------------------------------------------------
Time Deposits:
  Caisse Des Depo, 4.69% due 5/1/01                        $ 61,908,308
  Credit Agricole, 4.69% due 5/1/01                          29,245,188
  DG Bank Ag, 4.69% due 5/1/01                               55,520,943
  UBS Securities, 4.66% due 5/1/01                            6,850,664
  Wells Fargo Bank, 4.69% due 5/1/01                         55,520,943
Floating Rate CDs:
  First Union, 5.70% due 2/6/02                              17,025,023
  First Union, 4.57% due 2/6/02                              16,424,511
Floating Rate Notes:
  American Honda, 6.62% due 9/4/01                            1,460,732
  Bank One, 6.62% due 6.68%                                   7,404,671
  Bear Stearns Co., 6.68% due 7/13/01                         1,557,583
  Bear Stearns Co., 6.59% due 8/3/01                              2,862
  Bear Stearns Co., 6.65% 8/10/01                             1,008,538
  Bear Stearns Co., 6.61% due 10/30/01                          106,763
  First Union, 6.51% due 5/21/01                              3,460,364
  First Union, 6.61% due 5/23/01                              2,461,870
  First Union, 6.63% due 7/27/01                              4,929,399
  Household Finance Co., 6.79% due 10/25/01                     581,271
  Morgan Stanley, 5.10% due 10/9/01                          48,723,258
Repurchase Agreement:
  Warburg Dillon, 4.49% due 5/1/01                            5,210,136
-----------------------------------------------------------------------
Total                                                      $319,403,027
-----------------------------------------------------------------------

Interest income earned by the Fund from securities lending for the six months ended April 30, 2001 was $135,281.

10. Securities Traded on a To-Be-Announced Basis

In a to-be-announced ("TBA") transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At April 30, 2001, the Fund did not hold any TBA securities.

11. Shares of Beneficial Interest

The Fund has seven classes of beneficial interest, Classes 1, A, B, L, O, P and Y each with a par value of $0.01 per share. There are an unlimited number of shares authorized.

At April 30, 2001, total paid-in capital amounted to the following for each class:

                                           Class 1      Class A      Class B     Class L    Class O     Class P     Class Y

-------------------------------------------------------------------------------------------------------------------------------
Total Paid-in Capital                    $673,889,948 $365,372,601 $241,944,421 $8,498,878 $2,963,661 $22,663,618 $203,292,491
------------------------------------------------------------------------------------------------------------------------------

21 Smith Barney Growth & Income Fund  | 2001 Semi-Annual Report to Shareholders

Transactions in shares of each class were as follows:

                                                                          Six Months Ended              Year Ended
                                                                           April 30, 2001*          October 31, 2000**
                                                                      ------------------------- ---------------------------
                                                                        Shares       Amount        Shares        Amount

----------------------------------------------------------------------------------------------------------------------------
Class 1
Shares sold                                                              940,550  $ 14,849,522    2,182,584  $  42,193,753
Net asset value of shares in connection with the transfer of the
 Smith Barney Large Cap Blend Fund's net assets (Note 12)                     --            --           --             --
Shares issued on reinvestment                                          4,532,107    73,736,521    9,398,458    181,359,984
Shares reacquired                                                     (4,332,820)  (68,779,934) (10,611,813)  (204,928,094)
---------------------------------------------------------------------------------------------------------------------------
Net Increase                                                           1,139,837  $ 19,806,109      969,229  $  18,625,643
---------------------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                                            2,577,824  $ 40,944,499    3,836,842  $  73,704,625
Net asset value of shares in connection with the transfer of the
 Smith Barney Large Cap Blend Fund's net assets (Note 12)             10,250,818   169,671,302           --             --
Shares issued on reinvestment                                            955,624    15,557,390    1,553,778     29,986,623
Shares reacquired                                                     (2,232,170)  (35,099,676)  (2,615,468)   (50,191,349)
---------------------------------------------------------------------------------------------------------------------------
Net Increase                                                          11,552,096  $191,073,515    2,775,152  $  53,499,899
---------------------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                            1,243,759  $ 19,389,697    3,454,782  $  65,771,909
Shares issued on reinvestment                                          1,058,504    16,893,718    1,805,254     34,426,192
Shares reacquired                                                     (1,477,676)  (22,947,288)  (2,639,981)   (49,960,408)
---------------------------------------------------------------------------------------------------------------------------
Net Increase                                                             824,587  $ 13,336,127    2,620,055  $  50,237,693
---------------------------------------------------------------------------------------------------------------------------
Class L
Shares sold                                                               42,020  $    675,666       10,809  $     194,505
Net asset value of shares in connection with the transfer of the
 Smith Barney Large Cap Blend Fund's net assets (Note 12)                459,489     7,605,569           --             --
Shares issued on reinvestment                                              1,620        26,373           --             --
Shares reacquired                                                        (53,123)     (837,975)          --             --
---------------------------------------------------------------------------------------------------------------------------
Net Increase                                                             450,006  $  7,469,633       10,809  $     194,505
---------------------------------------------------------------------------------------------------------------------------
Class O
Shares sold                                                                  765  $     12,198           --             --
Net asset value of shares in connection with the transfer of the
 Smith Barney Large Cap Blend Fund's net assets (Note 12)                220,643     3,652,582           --             --
Shares issued on reinvestment                                                 --            --           --             --
Shares reacquired                                                        (23,569)     (372,922)          --             --
---------------------------------------------------------------------------------------------------------------------------
Net Increase                                                             197,839  $  3,291,858           --             --
---------------------------------------------------------------------------------------------------------------------------
Class P
Shares sold                                                               57,761  $    898,060           --             --
Net asset value of shares in connection with the transfer of the
 Smith Barney Large Cap Blend Fund's net assets (Note 12)              5,896,370    97,587,289           --             --
Shares issued on reinvestment                                                 --            --           --             --
Shares reacquired                                                     (1,374,704)  (21,471,664)          --             --
---------------------------------------------------------------------------------------------------------------------------
Net Increase                                                           4,579,427  $ 77,013,685           --             --
---------------------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                                                              943,191  $ 15,257,917           --             --
Net asset value of shares in connection with the transfer of the
 Smith Barney Large Cap Blend Fund's net assets (Note 12)             11,111,650   183,892,771           --             --
Shares issued on reinvestment                                                 --            --           --             --
Shares reacquired                                                         (4,337)      (63,287)          --             --
---------------------------------------------------------------------------------------------------------------------------
Net Increase                                                          12,050,504  $199,087,401           --             --
---------------------------------------------------------------------------------------------------------------------------

 * For Class O, P and Y shares, transactions are for the period from December 8, 2000 (inception date) to April 30, 2001.
 ** For Class L shares, transactions are for the period from October 9, 2000
    (inception date) to October 31, 2000.

22 Smith Barney Growth & Income Fund  | 2001 Semi-Annual Report to Shareholders

12. Transfers of Net Assets

On December 8, 2000, the Fund acquired the assets and certain liabilities of the Smith Barney Large Cap Blend Fund ("Large Cap Blend Fund") pursuant to a plan of reorganization. Total shares issued by the Fund and the total net assets of the Large Cap Blend Fund and the Fund on the date of the transfer were as follows:

                                   Total Net Assets
                     Shares Issued    of the            Total Net Assets
   Acquired Fund     by the Fund   Large Cap Blend Fund  of the Fund

-------------------------------------------------------------------------
Large Cap Blend Fund 27,938,970    $462,409,514         $1,370,867,484
------------------------------------------------------------------------

The total net assets of the Large Cap Blend Fund before acquisition included unrealized appreciation of $85,097,107. Total net assets of the Fund immediately after the transfer were $1,833,276,998. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.


23 Smith Barney Growth & Income Fund | 2001 Semi-Annual Report to Shareholders

 Financial Highlights



For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class 1 Shares                            2001/(1)(2)/  2000/(2)/  1999/(2)/  1998    1997     1996

--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $19.03        $21.36     $18.53     $20.10  $18.11  $16.95

--------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                     0.04          0.08       0.09       0.18    0.24    0.31
 Net realized and unrealized gain (loss)  (2.29)         1.11       3.60       1.70    4.23    2.94

--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations       (2.25)         1.19       3.69       1.88    4.47    3.25

--------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                    (0.03)        (0.07)     (0.08)     (0.20)  (0.30)  (0.34)
 Net realized gains                       (1.37)        (3.45)     (0.78)     (3.25)  (2.18)  (1.75)

--------------------------------------------------------------------------------------------------------
Total Distributions                       (1.40)        (3.52)     (0.86)     (3.45)  (2.48)  (2.09)

--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $15.38        $19.03     $21.36     $18.53  $20.10  $18.11

--------------------------------------------------------------------------------------------------------
Total Return                             (12.25)%++      5.39%     20.27%     10.90%  27.35%  20.58%

--------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)       $840        $1,017     $1,122     $1,079  $1,097    $943

--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                  0.76%+        0.85%      0.84%      0.83%   0.88%   0.91%
 Net investment income                     0.52+         0.43       0.43       0.90    1.25    1.78

--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      41%           63%        53%        34%     93%    121%

--------------------------------------------------------------------------------------------------------

Class A Shares                            2001/(1)(2)/  2000/(2)/  1999/(2)/  1998    1997    1996/(3)/

--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $19.03        $21.35     $18.53     $20.10  $18.11  $17.19

--------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)              0.01          0.04       0.03      (0.02)   0.20    0.07
 Net realized and unrealized gain (loss)  (2.29)         1.11       3.60       1.85    4.22    0.91

--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations       (2.28)         1.15       3.63       1.83    4.42    0.98

--------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                    (0.00)*       (0.02)     (0.03)     (0.15)  (0.25)  (0.06)
 Net realized gains                       (1.37)        (3.45)     (0.78)     (3.25)  (2.18)     --

--------------------------------------------------------------------------------------------------------
Total Distributions                       (1.37)        (3.47)     (0.81)     (3.40)  (2.43)  (0.06)

--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $15.38        $19.03     $21.35     $18.53  $20.10  $18.11

--------------------------------------------------------------------------------------------------------
Total Return                             (12.38)%++      5.14%     19.93%     10.63%  27.04%   5.72%++

--------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)       $351          $215       $181       $124     $80     $33

--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                  1.12%+        1.06%      1.12%      1.07%   1.12%   1.16%+
 Net investment income                     0.15+         0.21       0.15       0.63    0.96    1.78+

--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      41%           63%        53%        34%     93%    121%

--------------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from August 18, 1996 (inception date) to October 31, 1996.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

24 Smith Barney Growth & Income Fund  | 2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class B Shares                            2001/(1)(2)/  2000/(2)/  1999/(2)/  1998    1997   1996/(3)/

-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $18.70        $21.16     $18.48     $20.07  $18.09  $17.19

-------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)             (0.06)        (0.10)     (0.12)     (0.01)   0.06    0.04
 Net realized and unrealized gain (loss)  (2.24)         1.09       3.58       1.71    4.22    0.90

-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations       (2.30)         0.99       3.46       1.70    4.28    0.94

-------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       --            --         --      (0.04)  (0.12)  (0.04)
 Net realized gains                       (1.37)        (3.45)     (0.78)     (3.25)  (2.18)     --

-------------------------------------------------------------------------------------------------------
Total Distributions                       (1.37)        (3.45)     (0.78)     (3.29)  (2.30)  (0.04)

-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $15.03        $18.70     $21.16     $18.48  $20.07  $18.09

-------------------------------------------------------------------------------------------------------
Total Return                             (12.75)%++      4.36%     19.03%      9.85%  26.08%   5.49%++

-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)       $199          $232       $208       $137     $99     $52

-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                  1.99%+        1.81%      1.87%      1.81%   1.88%   1.91%+
 Net investment income (loss)             (0.71)+       (0.54)     (0.60)     (0.09)   0.22    1.05+

-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      41%           63%        53%        34%     93%    121%

-------------------------------------------------------------------------------------------------------

 Class L Shares                                     2001/(1)(2)/  2000/(2)(4)/

 ------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period              $19.04        $18.49

 ------------------------------------------------------------------------------
 Income (Loss) From Operations:
  Net investment loss                               (0.04)        (0.02)
  Net realized and unrealized gain (loss)           (2.29)         0.57

 ------------------------------------------------------------------------------
 Total Income (Loss) From Operations                (2.33)         0.55

 ------------------------------------------------------------------------------
 Less Distributions From:
  Net investment income                                --            --
  Net realized gains                                (1.37)           --

 ------------------------------------------------------------------------------
 Total Distributions                                (1.37)           --

 ------------------------------------------------------------------------------
 Net Asset Value, End of Period                    $15.34        $19.04

 ------------------------------------------------------------------------------
 Total Return++                                    (12.67)%        2.97%

 ------------------------------------------------------------------------------
 Net Assets, End of Period (000s)                  $7,070          $205

 ------------------------------------------------------------------------------
 Ratios to Average Net Assets+:
  Expenses                                           1.77%         1.71%
  Net investment loss                               (0.51)        (1.23)

 ------------------------------------------------------------------------------
 Portfolio Turnover Rate                               41%           63%

 ------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from August 18, 1996 (inception date) to October 31, 1996.
(4) For the period from October 9, 2000 (inception date) to October 31, 2000. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

25 Smith Barney Growth & Income Fund  | 2001 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout the period:

                                      Class O/(1)(2)/  Class P/(1)(2)/  Class Y/(1)(2)/

----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period $16.55            $16.55            $16.55

----------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)         (0.01)            (0.02)             0.04
 Net realized and unrealized loss     (1.18)            (1.17)            (1.19)

----------------------------------------------------------------------------------------
Total Loss From Operations            (1.19)            (1.19)            (1.15)

----------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                   --                --             (0.01)

----------------------------------------------------------------------------------------
Total Distributions                      --                --             (0.01)

----------------------------------------------------------------------------------------
Net Asset Value, End of Period       $15.36            $15.36            $15.39

----------------------------------------------------------------------------------------
Total Return++                        (7.19)%           (7.19)%           (6.92)%

----------------------------------------------------------------------------------------
Net Assets, End of Period (000s)     $3,039           $70,319          $185,488

----------------------------------------------------------------------------------------
Ratios to Average Net Assets+:
 Expenses                              1.48%             1.51%             0.65%
 Net investment income (loss)         (0.23)            (0.28)             0.61

----------------------------------------------------------------------------------------
Portfolio Turnover Rate                  41%               41%               41%

----------------------------------------------------------------------------------------

(1) For the period from December 8, 2000 (inception date) to April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the average shares method. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

26 Smith Barney Growth & Income Fund  | 2001 Semi-Annual Report to Shareholders

                                 SMITH BARNEY
                             GROWTH & INCOME FUND



              BOARD OF TRUSTEES      INVESTMENT MANAGER
              Donald M. Carlton      Smith Barney Fund
              A. Benton Cocanougher  Management LLC
              Stephen Randolph Gross
              Heath B. McLendon      DISTRIBUTORS
              Alan G. Merten         Salomon Smith Barney Inc.
              R. Richardson Petit    PFS Distributors, Inc

              OFFICERS               CUSTODIANS
              Heath B. McLendon      PFPC Trust Company
              President              Chase Manhattan Bank, N.A.

              Lewis E. Daidone       TRANSFER AGENT
              Treasurer              Citi Fiduciary Trust Company
                                     125 Broad Street, 11th Floor
              Michael Kagan          New York, New York 10004
              Vice President and
              Investment Officer     SUB-TRANSFER AGENT
                                     PFPC Global Fund Services
              Paul A. Brook          101 Federal Street
              Controller             Boston, Massachusetts 02110

              Robert I. Frankel      PFS Shareholder Services
              Secretary              3100 Breckinridge Blvd.
                                     Duluth, Georgia 30099

   Smith Barney Growth & Income Fund




 This report is submitted for the general information of the shareholders of Smith Barney Investment Series --Smith Barney Growth & Income Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Series, which contains information concerning the Funds' investment policies and expenses as well as other pertinent information.

 SMITH BARNEY GROWTH & INCOME FUND
 Smith Barney Mutual Funds
 3120 Breckinridge Boulevard
 Duluth, Georgia 30099-0001

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


         SalomonSmithBarney
---------------------------
A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD02329 6/01

--------------------------------------------------------------------------------

                                SMITH BARNEY
                               INVESTMENT SERIES

--------------------------------------------------------------------------------

                     SEMI-ANNUAL REPORT  |  APRIL 30, 2001

                        Smith Barney Premier Selections
                           All Cap Growth Portfolio
                     Smith Barney Large Cap Core Portfolio
                   Smith Barney Growth and Income Portfolio
                          Select Government Portfolio

                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

                Your Serious Money. Professionally Managed./SM/

            ---------------------------------------------------------
             NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
            ---------------------------------------------------------

 Table of Contents



Letter to Shareholders......................................................   1

Smith Barney Investment Series

    Smith Barney Premier Selections All Cap Growth Portfolio................   3

    Smith Barney Large Cap Core Portfolio...................................   8

    Smith Barney Growth and Income Portfolio................................  12

    Select Government Portfolio.............................................  15

Schedules of Investments....................................................  18

Statements of Assets and Liabilities........................................  30

Statements of Operations....................................................  31

Statements of Changes in Net Assets.........................................  32

Notes to Financial Statements...............................................  34

Financial Highlights........................................................  39

Management of the Series.................................................... IBC


[PHOTO OF HEATH B. MCLENDON]



President
Smith Barney
Investment Series

Dear Shareholder:
We are pleased to provide the semi-annual report covering the period ended April 30, 2001 for the Smith Barney Premier Selections All Cap Growth Portfolio, Smith Barney Large Cap Core Portfolio, Smith Barney Growth and Income Portfolio, and Select Government Portfolio (each, a "Portfolio")./1/ The performance and current holdings of each Portfolio are discussed in greater detail on the following pages. In this report, we summarize the period's prevailing economic and market conditions and outline the investment strategy employed by each Portfolio. We hope that you find this report to be useful and informative.

Please note that the information provided in this letter represents the opinions of the Portfolios' managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of a Portfolio or that the percentage of a Portfolio's assets held in various sectors will remain the same. Please refer to pages 18 through 29 for a list and percentage breakdown of each Portfolio's holdings. Also, please note that any discussion of a Portfolio's holdings is as of April 30, 2001 and is subject to change.

Portfolio Performances/2/
Total Returns of the Portfolios for the Six Months Ended April 30, 2001:

                                                         Total
               Portfolio                                Returns
               ---------                                 ------
               Smith Barney Premier Selections All Cap
                 Growth Portfolio                        (8.29)%
               Smith Barney Large Cap Core Portfolio    (13.31)
               Smith Barney Growth and Income Portfolio (11.17)
               Select Government Portfolio                7.11

Market Commentary
Over the six months ended April 30, 2001, few investors anticipated the severity or the blazing speed at which the economy and financial markets contracted. Last year represented the worst year of performance for the Nasdaq Composite Index/3/ in its history and the worst in over 25 years for the Standard & Poor's 500 Index ("S&P 500 Index")/4 /-- but few expected conditions to deteriorate so much further in 2001. In response, the U.S. Federal Reserve Board ("Fed") implemented several interest rate cuts in less than three months -- the fastest pace of easing during Fed Chairman Greenspan's reign. Although the Fed moved aggressively to maintain positive economic growth, financial markets were roiled by a stream of deteriorating economic data and earnings visibility.

Equity markets initially responded somewhat favorably to the Fed's actions. After a brief run, however, a wave of deteriorating economic data, negative earnings preannouncements, and fears of a Japanese financial crisis overwhelmed the confidence of investors. As the quarter concluded, stock markets lay battered and well below 2000 year-end levels. In contrast, bond prices generally benefited from the events of the first quarter of 2001. The "hot" economy appeared to be slowing, and the threat of higher inflation seemed to be receding.

Measures of consumer and business confidence eroded quickly during the quarter. While consumer spending was generally sustained by solid housing, automobile, and retail sales, business investment (capital spending) slowed abruptly. We believe the economy is following the script of a classic "boom-bust" cycle more closely than we have witnessed in many years. The classic boom-bust cycle is characterized by excess capacity and inventory-building that occur after periods of very strong cyclical demand. In such circumstances, lower interest rates may not provide an instant cure; time and patience may be required to absorb or eliminate excess capacity and to work down or write-off excess inventory.

--------
1 Shares of each Portfolio are offered to insurance company separate accounts that fund certain variable annuity life insurance contracts and to qualified retirement and pension plans.
2 The performance returns set forth above do not reflect the deduction of initial charges and expenses imposed in connection with investing in variable annuity contracts, such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance of a Portfolio. Past performance is not indicative of future results.

--------
3 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ Stock Market. Please note that an investor cannot invest directly in an index.
4 The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


  1 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

As for business investment, there was an unprecedented level of spending on technology in 2000 as many companies needed to upgrade their systems in order to maintain their competitive edge. With the venture capital and initial public offering markets strong, financing for this boom in technology spending seemed to be readily available. Today, however, we are seeing overcapacity in telecommunications, fiber optics, PCs and semiconductors. Many investors, investment professionals and companies had thought that demand would be more than sufficient to absorb the growing supply. In hindsight, they were wrong. We think that historically high inventory levels need to be worked down over time before any sustainable rally in technology stocks can occur.

Despite continued layoffs and bleak headlines, we believe that much of the recent stock market correction may be behind us. We see positive indicators for the U.S. economy, including the Fed's rate cuts as well as the new tax package approved by Congress. This suggests to us that the U.S. economy may become healthier later this year. In fact, we already see signs that the stock market has begun to anticipate this recovery. As summer 2001 approaches, the stock market appears to us to be fairly valued relative to bonds for the first time since 1996. This -- coupled with the pace of negative earnings revisions peaking around the end of January 2001 -- could help to stabilize the market at current levels. Looking forward, Fed policy may drive U.S. market performance.

Thank you for investing in the Smith Barney Investment Series.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
President
Smith Barney Investment Series

May 15, 2001




  2 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

  Smith Barney Premier Selections All Cap Growth Portfolio

The Smith Barney Premier Selections All Cap Growth Portfolio ("Portfolio") seeks long-term capital growth by investing in three different market segments: large cap growth, mid cap growth and small cap growth. The large cap growth segment invests primarily in equity securities of companies with market capitalizations within the range of companies in the Russell 1000 Growth Index./1/ The mid cap growth segment invests primarily in equity securities of companies with market capitalizations within the range of companies in the Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index")/2/. The small cap growth segment invests primarily in equity securities of companies with market capitalizations within the range of companies in the Russell 2000 Growth Index./3/

Portfolio Managers:

Alan J. Blake

                  Assumed management:
                  May 1, 2001

                  Investment experience:
                  More than 23 years

                  Background: Alan J. Blake joined Citigroup Asset Management's predecessor, Shearson Asset Management, in 1991.
Since that time, he has managed large capitalization growth portfolios for institutional and private clients, in addition to the Smith Barney Large Capitalization Growth Fund. Before joining Shearson Asset Management, Alan was a portfolio manager for Brown Brothers Harriman.

Education: B.S., Cornell University; M.S., State University of New York Lawrence B. Weissman, CFA

                  Assumed management:
                  September 15, 1999

                  Investment experience:
                  More than 16 years

                  Background: Joined Salomon Smith Barney in 1997. Previously with Neuberger & Berman and TIAA-CREF.

Education: B.S., Cornell University; M.B.A., Columbia University

Tim Woods, CFA

                  Assumed management:
                  May 1, 2001

                  Investment experience:
                  More than 16 years

                  Background: Before joining Citigroup Asset Management, Tim was with Bankers Trust, where he co-managed more than $1 billion in small and mid-cap assets. Prior to that, he was an energy analyst with Prudential Securities. Before that, Tim was a small-cap analyst with the Bank of Boston.

Education: B.S., Florida A&M; M.B.A., University of Pennsylvania's Wharton School of Business

Portfolio Update
For the six months ended April 30, 2001, the Portfolio returned negative 8.29%. In comparison, the Russell 2000 Index, S&P MidCap 400 Index and Russell 2000 Growth Index posted negative returns of negative 1.77%, negative 1.40% and negative 17.34%, respectively.

[PHOTO OF ]


--------
1 The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
2 The S&P MidCap 400 Index is a market-value weighted index consisting of 400 domestic stocks chosen for market size, liquidity and industry group representation. Please note that an investor cannot invest directly in an index.

--------
3 The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index


  3 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

[PHOTO]
weisman


[PHOTO OF Tim Woods]

Large Cap Market Overview
With the environment described in the President's letter as a backdrop, the Portfolio's large cap tech holdings generally did not perform well. The performance of the Portfolio's consumer stocks was generally mixed, with names like Coca-Cola Co. and Procter & Gamble Co. still working through the effects of global weakness, while Pepsico Inc. and Wrigley Jr. Co. navigated the difficult waters with some success. The performance of the Portfolio's financial services holdings was also mixed. Insurers and banks, such as America International Group, Wells Fargo & Co. and Bank One Corp., held up relatively well, while brokerage firms such as Merrill Lynch & Co. and Morgan Stanley Dean Witter & Co. were weaker performers, as commissions and investment banking revenues fell overall. The Portfolio's pharmaceutical stocks filled their classic defensive role and generally held up well in the turmoil. Johnson & Johnson, Merck & Co. Inc., Amgen Inc. and Pfizer Inc. contributed positively to the Portfolio's performance.

We believe some of the best investment opportunities occur when a sector or company falls out of favor with investors. Accordingly, we are adding to our technology weightings for the first time in two years, with a particular emphasis on semiconductor companies.

Mid Cap Market Overview
We believe there were two major reasons for the mid cap growth segment's underperformance versus the S&P MidCap 400 Index for the period. First, the present market environment has been one in which growth stocks have generally experienced sharp price declines. In contrast, many of yesterday's weaker performing stocks have rebounded from their historical lows. Our emphasis on strong growth stocks that we believe are temporarily out of favor has negatively impacted the performance of the Portfolio for the reporting period versus the S&P MidCap 400 Index.

Second, the S&P MidCap 400 Index currently is comprised of companies with market capitalizations as low as $200 million. During the period, the best performing quintile of that index included those stocks with market capitalizations that generally were below the market capitalizations of the smaller companies in the Russell 1000 Growth Index, which generally defines the midcap growth segment's investable universe. This factor makes comparisons to the S&P MidCap 400 Index rather difficult for this reporting period.

At the close of the period, the Portfolio's largest sector concentrations were in finance, technology and industrial services. While we continue to emphasize these sectors, we have increased the Portfolio's weighting in the industrial services sector at the same time we have reduced its technology weighting. Reducing the weight of the Portfolio's technology holdings during the period benefited the Portfolio as many technology stocks recorded price declines.

We have managed the mid cap growth segment of the Portfolio with a "steady hand" in these admittedly trying times. We have avoided making aggressive bets on any particular stock or sector and have pursued a predominant theme of diversification across many sectors, industries and individual stocks. Although the market has been extremely volatile, our focus on buying and holding companies we strongly believe are well managed and well positioned should help the Portfolio weather this market correction. We have built this segment of the Portfolio to follow a growth-oriented strategy by owning what we believe are the blue chip stocks of tomorrow.

Small Cap Market Overview
Prices of stocks in the small cap growth segment of the market generally fell during the period, in tandem with the slowdown in the U.S. economy. Contributing to this lackluster performance was a dramatic slowdown in corporate earnings, especially in technology. Our positions in technology companies generally adversely affected the Portfolio's performance during the period. The overall slowdown in technology spending also negatively affected the small cap growth segment because many of the companies we owned during the period were major suppliers to leading large cap technology companies.

On a relative basis versus the Russell 2000 Growth Index, the small cap growth segment of the Portfolio was overweighted in energy stocks during the period. In our opinion, energy is one of the few areas where we may actually see an increase in capital spending. Oil and natural gas prices are at historically high levels. Moreover, even if oil and natural gas prices were to decline, we believe that energy prices today provide more than enough incentive for additional drilling and exploration.


  4 Smith Barney Investment Series  | 2001 Semi-Annual Report to Shareholders

During the period, another Portfolio focus was health care services, where we were overweighted relative to the Russell 2000 Growth Index. We favored this sector primarily because of favorable demographic trends such as aging baby boomers. At the same time, we anticipate an increase in government reimbursements for Medicare. Health care was a major campaign issue in the recent presidential election. And with President George W. Bush looking at health care possibly as a place to make his mark, we expect that overall health care spending will rise in the years ahead. In our view, these potential developments may help stocks that we own in hospital management as well as managed care.

We think small cap growth stock valuations are some of the lowest we have seen in several years relative to other asset classes, and that they offer many attractive long-term investment opportunities.




  5 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

           Smith Barney Premier Selections All Cap Growth Portfolio


 Historical Performance

                         Net Asset Value
                       -------------------
                       Beginning    End       Income    Capital Gain     Total
  Period Ended         of Period  of Period  Dividends  Distributions   Returns+

  ------------------------------------------------------------------------------
  4/30/01                $14.48    $13.20      $0.04       $0.04      (8.29)%++
  ------------------------------------------------------------------------------
  10/31/00                10.11     14.48       0.02        0.00      43.43
  ------------------------------------------------------------------------------
  9/15/99* -- 10/31/99    10.00     10.11       0.00        0.00       1.10++
  ------------------------------------------------------------------------------
   Total                                       $0.06       $0.04
  ------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

  Six Months Ended 4/30/01++                                           (8.29)%
  ----------------------------------------------------------------------------
  Year Ended 4/30/01                                                    0.98
  ----------------------------------------------------------------------------
  9/15/99* through 4/30/01                                             19.18
  ----------------------------------------------------------------------------

 Cumulative Total Return+

  9/15/99* through 4/30/01                                              32.98%
  ----------------------------------------------------------------------------

+  Assumes reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.


  6 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

 Smith Barney Premier Selections All Cap Growth Portfolio at a Glance
 (unaudited)

Growth of $10,000 Invested in the Smith Barney Premier Selections All Cap Growth Portfolio vs. Standard & Poor's MidCap 400 Index, Russell 1000 Growth Index and Russell 2000 Growth Index+

--------------------------------------------------------------------------------
                         September 1999 -- April 2001

                                    [CHART]

                    Smith Barney
                 Premier Selections   Standard & Poor's
                      All Cap             Mid Cap         Russell 1000  Russell 2000
                  Growth Portfolio       400 Index        Growth Index  Growth Index

Sep 15, 1999          10,000              10,000             10,000        10,000
Oct 1999              10,110               9,975             10,755        10,256
Apr 2000              13,169              12,095             12,768        13,105
Oct 2000              14,501              13,132             11,758        11,914
April 30, 2001        13,298              12,948              8,651         9,848


+ Hypothetical illustration of $10,000 invested on September 15, 1999 (commencement of operations), assuming the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2001. The Standard & Poor's MidCap 400 Index ("S&P MidCap 400") is a widely recognized index of 400 medium-capitalization stocks. Figures for the S&P MidCap 400 include reinvestment of dividends. The Russell 1000 Growth Index ("Russell 1000 Growth") measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities. The Russell 2000 Growth Index ("Russell 2000 Growth") measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                          Industry Diversification*++

[CHART]

Commercial Services                                                         3.9%
Consumer Durable                                                            6.6%
Consumer Services                                                           5.4%
Finance                                                                    18.3%
Health Care - Drugs                                                         8.8%
Health Care - Services                                                      4.0%
Industrial Services                                                        11.3%
Technology                                                                 16.5%
Utilities                                                                   6.0%
Other                                                                      19.2%



 * As a percentage of total common stock.
** As a percentage of total investments.

                           Investment Breakdown**++

[CHART]

Common Stock                                                               85.7%
Repurchase Agreement                                                       14.3%



++ All information is as of April 30, 2001. Please note that the Portfolio's holdings are subject to change.

  7 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

  Smith Barney Large Cap Core Portfolio


The Smith Barney Large Cap Core Portfolio ("Portfolio") seeks capital appreciation. It aims to achieve this objective by investing principally in U.S. common stocks and other equity securities, typically of established companies with large market capitalizations.

Portfolio Manager:

Lawrence B. Weissman, CFA
[PHOTO]


                  Assumed management:
                  September 15, 1999

                  Investment experience:
                  More than 16 years

                  Background: Joined Salomon Smith Barney in 1997. Previously with Neuberger & Berman and TIAA-CREF.

Education: B.S., Cornell University; M.B.A., Columbia University

Portfolio Update
For the six months ended April 30, 2001, the Portfolio returned negative 13.31%. In comparison, the Standard & Poor's 500 Index ("S&P 500 Index")/1/ returned negative 12.06% for the same period.

During the period, the Dow Jones Industrial Average ("DJIA")/2/ declined 2.2%, the S&P 500 Index declined 12.1%, the Nasdaq Composite Index/3/ declined 37.2%, and many U.S. companies continued to report pressures on profit margins and earnings. In our opinion, all of these factors -- combined with credit restraint by banks and the strong U.S. dollar -- continued to hold back demand and output. Earnings growth expectations for the S&P 500 Index have been reduced this year from approximately 10% to about 2%. In the technology sector, earnings growth expectations have decreased from 23% to approximately 20%. In addition, technology companies have built up excess inventory that will likely take a long time to sell off. We therefore expect that earnings growth for the technology sector may be subject to further downward revisions.

Orders for technology equipment decreased dramatically over the period, and many technology companies remain uncertain regarding future revenue growth. Technology companies now represent 21% (market cap-weighted) of the S&P 500 Index, down from almost 35% in March 2000. Given the large stock price declines in this sector (and lower price-to-earnings ratios), it appears to us that much of the bad news has already been discounted in these stocks.

At the same time that many companies took capital spending to new highs (close to 14% of U.S. Gross Domestic Product ("GDP")/4/), many consumers came to view the stock market as a sure bet, and a safe place to invest the bulk of their savings. Investors who spent on credit to keep pace with their paper gains are now having to face their excesses. Corporations, too, are facing the problem of excess inventory -- inventory produced when the business outlook was better, and which will likely take several months to diminish.

In spite of these problems, there was some good economic news. During the period, the U.S. Federal Reserve Board ("Fed"), hoping to stimulate the weak economy, reduced interest rates substantially with an indication that further rate reductions may follow. In addition, we think the stock market now appears fairly valued relative to the bond market for the first time since 1996. This, coupled with our belief that the pace of negative earnings revisions appears to have peaked near the end of January 2001, could help stabilize the stock market. Looking forward, we believe that Fed policy may be a key driver of U.S. market performance.



--------
1 The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
2 The DJIA is a price-weighted average of 30 actively traded blue-chip stocks.
  Please note that an investor cannot invest directly in the DJIA.

--------
3 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ Stock Market. Please note that an investor cannot invest directly in an index.
4 GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.


  8 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

The Portfolio continues to be well-diversified, with its 10 largest positions comprising about 30% of the value of the investment portfolio as of April 30, 2001. When buying a stock, we focus on the growth prospects of a company in relation to its current valuations as represented by its P/E ratio and its price-to-cash-flow ratio./5/ This selection process is commonly referred to as "growth at a reasonable price."

At April 30, 2001, the Portfolio's largest sector concentrations were in finance, technology and healthcare. While we continued to emphasize all of these sectors during the period, we increased our weighting in the financial sector and reduced our weighting in the technology sector. In hindsight, reducing the weighting in the technology sector probably helped the Portfolio's performance as many technology stocks recorded price declines.

During the period, the Portfolio benefited from its increased weighting of financial stocks. We focused on value-oriented areas within the sector, such as mortgage finance and insurance. In our view, these areas were attractive because of their relative earnings consistency and the potential for P/E ratio expansion. Mortgage finance companies such as the Federal National Mortgage Association ("Fannie Mae") may continue to benefit from a generally favorable operating environment, including higher refinancing activity and lower funding costs. Lastly, many insurance stocks that we think will avoid or overcome credit concerns stand to benefit from a better pricing environment.

--------
5 Price-to-cash-flow ratio is the price per share divided by cash flow per share.



  9 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

                     Smith Barney Large Cap Core Portfolio


 Historical Performance

                         Net Asset Value
                       -------------------
                       Beginning  End       Income     Capital Gain    Total
  Period Ended         of Period  of Period  Dividends  Distributions   Returns+

  ------------------------------------------------------------------------------
  4/30/01              $12.14     $10.50     $0.03        $0.00       (13.31)%++
  ------------------------------------------------------------------------------
  10/31/00              10.51      12.14      0.01         0.00        15.61
  ------------------------------------------------------------------------------
  9/15/99* -- 10/31/99  10.00      10.51      0.00         0.00         5.10++
  ------------------------------------------------------------------------------
   Total                                     $0.04        $0.00
  ------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

   Six Months Ended 4/30/01++                                       (13.31)%
   -------------------------------------------------------------------------
   Year Ended 4/30/01                                               (14.92)
   -------------------------------------------------------------------------
   9/15/99* through 4/30/01                                           3.25
   -------------------------------------------------------------------------

 Cumulative Total Return+

   9/15/99* through 4/30/01                                           5.33%
   -------------------------------------------------------------------------

+  Assumes reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.


  10  Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

 Smith Barney Large Cap Core Portfolio at a Glance (unaudited)

Growth of $10,000 Invested in the Smith Barney Large Cap Core Portfolio vs. Standard & Poor's 500 Index+

--------------------------------------------------------------------------------
                         September 1999 -- April 2001

                                    [CHART]

                              Smith Barney Large Cap
                              Core Portfolio              Standard & Poor's 500 Index

Sep 15, 1999                              10,000               10,000

Oct 1999                                  10,510               10,633

Apr 2000                                  12,380               11,397

Oct 2000                                  12,150               11,278

Apr 30, 2001                              10,533                9,918



+ Hypothetical illustration of $10,000 invested on September 15, 1999 (commencement of operations), assuming the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2001. The Standard & Poor's 500 Index ("S&P 500") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                          Industry Diversification*++

[CHART]

Consumer Services                                                           6.7%
Energy                                                                      7.5%
Finance                                                                    19.4%
Healthcare                                                                 13.6%
Producer Manufacturing                                                      6.9%
Retail                                                                      6.7%
Software                                                                    6.0%
Technology                                                                 13.3%
Utilities                                                                   6.7%
Other                                                                      13.2%



  *  As a percentage of total common stock.
**   As a percentage of total investments.

                           Investment Breakdown**++

[CHART]
Repurchase Agreement                                                        8.4%
Common Stock                                                               91.6%



  ++ All information is as of April 30, 2001. Please note that the Portfolio's holdings are subject to change.

  11 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

  Smith Barney Growth and Income Portfolio

The Smith Barney Growth and Income Portfolio (''Portfolio'') seeks reasonable growth and income. It aims to achieve this objective by investing in equity securities, including convertible securities, that provide dividend or interest income.

Portfolio Manager:

Michael Kagan
[PHOTO]

                  Assumed management:
                  August 14, 2000

                  Investment experience:
                  More than 16 years

                  Background: Joined Smith Barney Asset Management in 2000 and has been with Salomon Brothers Asset Management since 1994.
Prior to joining Salomon, Mike helped manage two hedge funds at Bentley Capital and Zweig Advisors.

Education: B.A., Economics, Harvard University; attended the MIT Sloan School of Management.

Portfolio Update
For the six months ended April 30, 2001, the Portfolio returned negative 11.17%. In comparison, the Standard & Poor's 500 Index ("S&P 500 Index")/1/ returned negative 12.06% for the same period.

December 2000 and the first quarter of 2001 saw a dramatic slowdown in the growth rate of the U.S. economy. The manufacturing and technology sectors experienced negative growth. We believe that only strong spending by U.S. consumers prevented the economy as a whole from slipping into recession. Auto and housing sales remained at robust levels, while retail sales fell only slightly. Substantial interest rate cuts by the U.S. Federal Reserve Board ("Fed") stimulated the housing market in early 2001, but the full impact will probably not be felt until late in the year.

Historically, the stock market has fallen in years when economic growth has slowed sharply, as it did in the fourth quarter of 2000, and in 1994 and 1990. However, the market often rises sharply thereafter, as it did in 1982 and 1991, as conditions become favorable for a revival of growth. But it is difficult to predict whether a slowdown will be quick, as it was in 1990, or protracted, as it was in 1973-1975 and 1979-1981. A fund manager with a more conservative portfolio may lag the performance of the overall market in a recovery rally, but one who is prematurely aggressive may lose money in a lengthy downturn. Our investment style assumes a more conservative posture.

The market leaders during the past six months were generally value stocks, especially energy and basic materials stocks. Technology stocks, many of which had the highest valuations and the most drastic cuts in growth expectations, fell by over 50% overall. The Portfolio benefited from its broad diversification. Standout performers for the Portfolio during the first half of the 2001 fiscal year included AOL Time Warner Inc., Microsoft Corporation, Federated Department Stores, Inc., Verizon Communications and Alcoa Inc.

Although the Nasdaq Composite Index/2/ has fallen by half since its March 2000 highs, we remain concerned that many technology stocks are still too expensive. In particular, we confess to being mystified by the valuation of semiconductor stocks, which generally are selling at over four times sales, despite an onslaught of new capacity due to come on-line in 2001. The Portfolio's holding is underweight in technology stocks with high valuations. Technology stocks reached attractive valuations in March 2001, but the rally in April and May, has led us to reduce our holdings in the sector.

Currently, the Portfolio is positioned somewhat defensively. While the Portfolio's sector weightings are very similar to those of the S&P 500 Index, the Portfolio is overweight in telecommunications, and is underweight in capital goods stocks. Instead of highly cyclical companies such as Caterpillar, we own companies with a history of growing earnings through recessions, such as Danaher. Preservation of capital is important to us, and we strive to avoid stocks that we think might decline sharply. Despite our caution, we see numerous opportunities to earn good returns in stocks.


--------
1 The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

--------
2 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on The NASDAQ Stock Market. Please note that an investor cannot invest directly in an index.


  12 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

                   Smith Barney Growth and Income Portfolio


 Historical Performance

                       Net Asset Value
                     -------------------
                     Beginning    End     Income    Capital Gain   Total
Period Ended         of Period of Period Dividends Distributions  Returns+

----------------------------------------------------------------------------
4/30/01               $10.77    $ 9.48    $0.05       $0.04        (11.17)%++
---------------------------------------------------------------------------
10/31/00               10.10     10.77     0.02        0.00          6.86
---------------------------------------------------------------------------
9/15/99* -- 10/31/99   10.00     10.10     0.00        0.00          1.00++
---------------------------------------------------------------------------
 Total                                    $0.07      $0.04
---------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

Six Months Ended 4/30/01++                                             (11.17)%
-------------------------------------------------------------------------------
Year Ended 4/30/01                                                     (10.34)
-------------------------------------------------------------------------------
9/15/99* through 4/30/01                                                (2.56)
-------------------------------------------------------------------------------

 Cumulative Total Return+

9/15/99* through 4/30/01                                                (4.13)%
-------------------------------------------------------------------------------

+  Assumes reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.

  13 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

 Smith Barney Growth and Income Portfolio at a Glance (unaudited)

Growth of $10,000 Invested in the Smith Barney Growth and Income Portfolio vs. Standard & Poor's 500 Index+

--------------------------------------------------------------------------------
                         September 1999 -- April 2001

                                       [CHART]


                  Smith Barney Growth Portfolio   Standard & Poor's 500 Index
   Sep 15, 1999                    10,000                    10,000
   Oct 1999                        10,100                    10,633
   Apr 2000                        10,693                    11,397
   Oct 2000                        10,793                    11,278
   Apr 30,2001                      9,587                     9,918



+ Hypothetical illustration of $10,000 invested on September 15, 1999 (commencement of operations), assuming the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2001. The Standard & Poor's 500 Index ("S&P 500") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                          Industry Diversification*++

[CHART]

Consumer Non-Durables                                                       5.6%
Energy Minerals                                                             8.1%
Electronic Technology                                                      18.9%
Finance                                                                    17.9%
Health Technology                                                           8.2%
Retail Trade                                                               10.1%
Software                                                                    5.6%
Technology Services                                                        11.6%
Utilities                                                                   3.1%
Other                                                                      10.9%



 * As a percentage of total common stock.
** As a percentage of total investments.

                           Investment Breakdown**++

[CHART]

Repurchase Agreement                                                       11.0%
Convertible Corporate Bonds                                                 1.1%
Common Stock                                                               87.9%



++ All information is as of April 30, 2001. Please note that the Portfolio's holdings are subject to change.

  14 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

  Select Government Portfolio


The Select Government Portfolio ("Portfolio") seeks high current return consistent with preservation of capital. It aims to achieve this objective by investing primarily in government debt issued or guaranteed by the U.S. government, its agencies and instrumentalities.

Portfolio Manager:

James E. Conroy
[PHOTO]

                  Assumed management:
                  September 15, 1999

                  Investment experience:
                  More than 25 years

                  Background: Joined E.F. Hutton Co. Inc. in 1983. Formerly a portfolio manager for Equitable Asset Management and I.N.A.
Securities.

Education: B.A., Economics, Muhlenberg College

Portfolio Update
For the six months ended April 30, 2001, the Portfolio returned 7.11%. In comparison, the Lehman Brothers Government Bond Index/1/ returned 6.02% for the same period.

The Portfolio seeks high current return consistent with the preservation of capital. The Portfolio invests primarily in government debt issued or guaranteed by the U.S. government, its agencies or instrumentalities./2/ These securities include U.S. Treasury securities, as well as mortgage-related and asset-backed securities.

During the period, the U.S. Federal Reserve Board ("Fed") continued to lower short-term interest rates in reaction to recessionary pressures. While the performance of the stock market began to improve from its first quarter lows, it continued to struggle in the face of revised earnings estimates from many leading companies.

The bond market continues to trade in the shadows of a disquieting stock market and anxious anticipation of actions by the Fed. Spread product securities (mortgage securities and corporate bonds) generally performed well in January, but have recently experienced decreases in price as yield spreads have widened and prepayments have increased. As a result, many investment professionals have been looking for a safer haven, with government agency bonds becoming more attractive.

Our emphasis is to further diversify our holdings to minimize the impact of potential negative corporate developments, which have recently become more prevalent in the bond market. The mortgage market has surprised many investors as prepayments have increased rapidly. Many investment professionals who have opted for lower coupon mortgages have been caught off guard by the higher prepayments of these coupons. The negative implications of mortgage prepayments are immediate, offsetting the income earned from higher coupon rates.

In our opinion, bond market investors remain spellbound by the diversity of opinion regarding the Fed's next monetary policy move. With four rate cuts and 200 basis points of monetary easing since January 3, 2001, short-term rates declined dramatically during the period (i.e., approximately 6.38% to 3.88%) and long-term rates remained relatively unchanged (i.e., about 5.79%). The Portfolio's mortgage-backed securities positions held up rather well, given the state of the economy.

While no guarantees can be given, we believe that economic conditions are slowly weakening and may provide a strong basis for lower rates through year-end. We remain sensitive to prepayment risk and will adjust our holdings accordingly.


--------
1 The Lehman Brothers Government Bond Index is a broad measure of the performance of government and corporate, fixed-rate debt issues. Please note an investor cannot invest directly in an index.

--------
2 Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Portfolio shares are not deposits or obligations of, or insured or guaranteed by the U.S. government, any financial institution, the Federal Deposit Insurance Corporation or any other agency, entity or person.


  15 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

                          Select Government Portfolio


 Historical Performance

                         Net Asset Value
                       -------------------
                       Beginning    End       Income    Capital Gain     Total
  Period Ended         of Period  of Period  Dividends  Distributions   Returns+

  ------------------------------------------------------------------------------
  4/30/01                $10.62    $10.79      $0.57       $0.00         7.11%++
  ------------------------------------------------------------------------------
  10/31/00                10.13     10.62       0.16        0.00         6.55
  ------------------------------------------------------------------------------
  9/15/99* -- 10/31/99    10.00     10.13       0.00        0.00         1.30++
  ------------------------------------------------------------------------------
   Total                                       $0.73       $0.00
  ------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

  Six Months Ended 4/30/01++                                            7.11%
  ---------------------------------------------------------------------------
  Year Ended 4/30/01                                                   13.52
  ---------------------------------------------------------------------------
  9/15/99* through 4/30/01                                              9.34
  ---------------------------------------------------------------------------

 Cumulative Total Return+

  9/15/99* through 4/30/01                                            15.61%
  ---------------------------------------------------------------------------

+  Assumes reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.

  16 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

 Select Government Portfolio at a Glance (unaudited)


Growth of $10,000 Invested in the Select Government Portfolio vs. Lehman Brothers Government Bond Index+

--------------------------------------------------------------------------------
                         September 1999 -- April 2001

                                    [CHART]

           Select Government Portfolio    Lehman Brothers Government Bond Index
9/15/99             10,000                              10,000
10/99               10,130                              10,016
4/00                10,184                              10,241
10/00               10,793                              10,820
4/30/01             11,561                              11,417


+ Hypothetical illustration of $10,000 invested on September 15, 1999 (commencement of operations), assuming the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2001. The Lehman Brothers Government Bond Index includes U.S. Treasury and government agency securities with maturities of one year or more having a minimum outstanding principal of $100 million and are only fixed-coupon securities. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                  Investment Breakdown as of April 30, 2001*

                                     [CHART]

U.S. Government Obligations                                               28.8%
U.S. Government Agencies                                                  23.8%
Repurchase Agreement                                                      47.4%

U.S. Treasury Securities are debt obligations of the United States Government. They are secured by the full faith and credit of the U.S. government, and include such instruments as Treasury bonds, notes and bills.

Mortgage-Backed Securities are debt securities issued by U.S. government agencies such as the Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). They generally represent thousands of individual home mortgages that are pooled to form securities. As homeowners pay interest and principal each month, these payments are passed on to investors. Mortgage-backed securities are backed by the full faith and credit of the issuing agency.


* As a percentage of total investments. Please note holdings are as of April 30, 2001 and are subject to change.

  17 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited)                            April 30, 2001


           Smith Barney Premier Selections All Cap Growth Portfolio

                     SHARES                     SECURITY   VALUE

--------------------------------------------------------------------
COMMON STOCK -- 85.7%
Commercial Services -- 3.4%
 8,370 Advent Software, Inc.*                            $  468,553
 7,350 Convergys Corp.*                                     268,275
16,903 FactSet Research Systems, Inc.+                      600,057
-------------------------------------------------------------------
                                                          1,336,885
-------------------------------------------------------------------
Consumer Durables -- 5.7%
11,760 Electronic Arts, Inc.*+                              665,851
14,500 Harley-Davidson, Inc.                                668,305
 8,160 SPX Corp.+                                           918,898
-------------------------------------------------------------------
                                                          2,253,054
-------------------------------------------------------------------
Consumer Non-Durables -- 3.0%
 6,200 Alberto-Culver Co.                                   214,830
 6,700 Hain Celestial Group, Inc.*                          167,634
 5,200 Hormel Foods Corp.                                   107,224
17,850 The Pepsi Bottling Group, Inc.                       714,357
-------------------------------------------------------------------
                                                          1,204,045
-------------------------------------------------------------------
Consumer Services -- 4.6%
 6,600 Cablevision Systems Corp., Class A Shares*           453,750
 3,275 Cablevision Systems Corp. -- Rainbow Media Group*     69,266
 6,600 Carnival Corp.                                       174,900
 3,000 CheckFree Corp.*                                     119,520
 5,700 Entercom Communications Corp.*                       260,034
 3,850 Gemstar -- TV Guide International Inc.*              159,852
10,230 Imax Corp.*                                           28,030
12,850 Univision Communications, Inc.*                      561,673
-------------------------------------------------------------------
                                                          1,827,025
-------------------------------------------------------------------
Electronic Components -- 1.0%
 9,500 National Semiconductor Corp.*                        273,600
 3,325 Vitesse Semiconductor Corp.*                         112,717
-------------------------------------------------------------------
                                                            386,317
-------------------------------------------------------------------
Energy -- 1.9%
 7,450 Anadarko Petroleum Corp.                             481,419
 8,015 Newfield Exploration Co.*                            288,540
-------------------------------------------------------------------
                                                            769,959
-------------------------------------------------------------------
Finance -- 15.7%
11,080 ACE Ltd.+                                            395,556
13,167 Ambac Financial Group, Inc.+                         708,516
16,215 Annuity & Life Re Holdings, Ltd.+                    484,018
25,100 Arthur J. Gallagher & Co.                            633,022
 2,650 Capital One Financial Corp.                          166,579
 7,780 Commerce Bancorp, Inc.+                              536,820
 4,950 Countrywide Credit Industries, Inc.                  211,217
 3,370 Everest Re Group Ltd.                                215,175
11,300 IndyMac Bancorp, Inc.*                               258,770
 6,150 KPMG Consulting Inc.*                                 96,001

                      See Notes to Financial Statements.


  18 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001



           Smith Barney Premier Selections All Cap Growth Portfolio

                     SHARES                     SECURITY     VALUE

----------------------------------------------------------------------
Finance -- 15.7% (continued)
 3,900 Lehman Brothers Holdings Inc.                      $   283,725
   661 M & T Bank Corp.                                        47,295
 9,204 Nationwide Financial Services, Inc.                    376,996
14,500 North Fork Bancorporation, Inc.                        384,975
 4,045 Providian Financial Corp.                              215,598
 4,470 State Street Corp.                                     463,897
 8,897 Waddell & Reed Financial, Inc.                         270,662
 6,525 XL Capital Ltd., Class A Shares                        461,970
---------------------------------------------------------------------
                                                            6,210,792
---------------------------------------------------------------------
Healthcare - Drugs -- 7.5%
 8,835 Affymetrix, Inc.*                                      291,997
 5,850 Forest Laboratories, Inc.*                             357,727
 5,600 ImClone Systems, Inc.*                                 226,576
 9,450 IVAX Corp.*                                            378,472
 3,600 King Pharmaceuticals, Inc.*                            151,668
 3,375 MedImmune, Inc.*                                       132,131
 7,000 Millennium Pharmaceuticals, Inc.*                      260,400
 3,100 Protein Design Labs, Inc.*                             199,175
17,085 Sepracor, Inc.*+                                       450,361
 8,925 Stryker Corp.                                          529,163
---------------------------------------------------------------------
                                                            2,977,670
---------------------------------------------------------------------
Healthcare - Services -- 3.4%
12,350 Health Management Associates Inc., Class A Shares*     221,312
 3,550 Lincare Holdings, Inc.*                                177,038
 2,500 Quest Diagnostics, Inc.*                               308,000
 1,600 Universal Health Services, Inc., Class B Shares        143,616
 5,190 Wellpoint Heatlth Networks, Inc.*                      509,917
---------------------------------------------------------------------
                                                            1,359,883
---------------------------------------------------------------------
Industrial Services -- 9.7%
10,500 The AES Corp.*                                         500,535
 5,400 Air Products & Chemicals, Inc.                         232,146
 7,680 BJ Services Co.*                                       631,680
 7,660 Calpine Corp.*                                         436,543
 7,330 Cooper Cameron Corp.*                                  462,230
12,830 Diamond Offshore Drillings, Inc.                       563,494
 2,300 Murphy Oil Corp.                                       188,600
 3,550 Praxair, Inc.                                          168,021
11,100 Weatherford International, Inc.*                       646,353
---------------------------------------------------------------------
                                                            3,829,602
---------------------------------------------------------------------
Process Industries -- 1.2%
 8,650 Ecolab Inc.                                            327,230
 5,845 Engelhard Corp.                                        150,275
---------------------------------------------------------------------
                                                              477,505
---------------------------------------------------------------------

                      See Notes to Financial Statements.


  19 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


           Smith Barney Premier Selections All Cap Growth Portfolio

                      SHARES                     SECURITY   VALUE

---------------------------------------------------------------------
Producer Manufacturing -- 2.4%
 3,100 American Standard Cos., Inc.*                      $  186,775
 2,450 General Dynamics Corp.                                188,846
12,731 Molex Inc., Class A Shares                            403,573
 5,000 Sealed Air Corp.*                                     194,000
--------------------------------------------------------------------
                                                             973,194
--------------------------------------------------------------------
Real Estate Operations -- 0.3%
 4,577 The St. Joe Co.                                       112,548
--------------------------------------------------------------------
Retail -- 2.9%
 7,100 Bed Bath & Beyond, Inc.*                              201,072
 5,280 Best Buy Co., Inc.*                                   290,664
 7,450 Darden Restaurants, Inc.                              203,460
10,575 Dollar Tree Stores, Inc.*                             221,229
 3,000 Federated Department Stores, Inc.*                    128,940
 3,200 Williams-Sonoma, Inc.*                                 96,224
--------------------------------------------------------------------
                                                           1,141,589
--------------------------------------------------------------------
Technology -- 14.2%
21,000 ADC Telecommunications, Inc.*                         157,710
15,950 Apple Computer, Inc.*                                 406,566
 4,880 Applied Micro Circuits Corp.*                         126,978
 7,800 Citrix Systems, Inc.*                                 221,520
 6,100 DoubleClick, Inc.*                                     75,274
10,250 Fiserv, Inc.*+                                        567,235
   685 Inrange Technologies Corp., Class B Shares*            10,446
 6,455 Intuit, Inc.*                                         206,818
 8,690 Jabil Circuit, Inc.*                                  252,358
 1,430 Juniper Networks, Inc.*                                84,413
 8,220 L-3 Communications Holdings, Inc.*                    634,995
 3,810 Lexmark International Group, Inc., Class A Shares*    234,048
 4,475 Maxim Integrated Products, Inc.*                      228,673
 5,425 Mercury Interactive Corp.*                            358,864
 5,100 Novellus Systems, Inc.*                               281,265
 7,150 Sanmina Corp.*                                        208,422
 8,270 Siebel Systems, Inc.*                                 376,947
 8,750 Symbol Technologies, Inc.                             275,625
 4,240 VERITAS Software Corp.*                               252,746
 9,200 Waters Corp.*+                                        480,240
 3,750 Xilinx, Inc.*                                         178,012
--------------------------------------------------------------------
                                                           5,619,155
--------------------------------------------------------------------
Telecommunications -- 2.3%
 4,050 Amdocs Ltd.*                                          238,545
 1,515 COLT Telecom Group PLC, Sponsored ADR*                 82,568
 3,350 Comverse Technology, Inc.*                            229,475
 5,150 Time Warner Telecom Inc., Class A Shares*             260,847
 7,590 Tycom Ltd.*                                           109,979
--------------------------------------------------------------------
                                                             921,414
--------------------------------------------------------------------

                      See Notes to Financial Statements.


  20 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


           Smith Barney Premier Selections All Cap Growth Portfolio

  SHARES                                      SECURITY                                        VALUE

-------------------------------------------------------------------------------------------------------
Transportation -- 1.4%
     6,450 CNF Inc.                                                                        $   197,757
    13,850 Knightsbridge Tanker Ltd.                                                           347,635
------------------------------------------------------------------------------------------------------
                                                                                               545,392
------------------------------------------------------------------------------------------------------
Utilities -- 5.1%
     4,200 American Water Works Co., Inc.                                                      130,200
     5,450 DPL, Inc.                                                                           168,896
    10,300 Dynegy, Inc., Class A Shares                                                        595,855
     8,172 El Paso Corp.                                                                       562,234
     6,150 Mirant Corp.*                                                                       250,920
    12,250 Montana Power Co.*                                                                  152,635
     5,150 TECO Energy, Inc.                                                                   164,748
------------------------------------------------------------------------------------------------------
                                                                                             2,025,488
------------------------------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $34,063,741)                                                            33,971,517
------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                      SECURITY                                        VALUE

-------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 14.3%
$5,655,000 J.P. Morgan Chase & Co., 4.350% due 5/1/01; Proceeds at maturity -- $5,655,683;
             (Fully collateralized by U.S. Treasury Notes & Bonds, 4.750% to 11.250%
             due 11/30/02 to 11/15/22; Market value -- $5,768,106) (Cost -- $5,655,000)      5,655,000
------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $39,718,741**)                                                         $39,626,517
------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

* Non-income producing security.
+ All or a portion of this security has been segregated as collateral for futures contracts.
** Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


  21 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                    Smith Barney Large Cap Core Portfolio

             SHARES                              SECURITY    VALUE

           -----------------------------------------------------------
            COMMON STOCK -- 91.6%
            Consumer Durables -- 1.9%
           12,200   Electronic Arts, Inc.*                $   690,764
            5,006   SPX Corp.*                                563,725
           ----------------------------------------------------------
                                                            1,254,489
           ----------------------------------------------------------
            Consumer Non-Durables -- 4.2%
           11,700   The Coca-Cola Co.                         540,423
            6,600   Colgate-Palmolive Co.                     368,610
            7,060   The Gillette Co.                          200,222
           10,350   Kimberly-Clark Corp.                      614,790
            3,750   McDonald's Corp.                          103,125
           12,600   PepsiCo, Inc.                             552,006
            5,350   The Procter & Gamble Co.                  321,267
              750   The Quaker Oats Co.                        72,750
           ----------------------------------------------------------
                                                            2,773,193
           ----------------------------------------------------------
            Consumer Services -- 6.2%
           43,100   AOL Time Warner, Inc.*                  2,176,550
            6,010   Clear Channel Communications, Inc.*       335,358
           11,500   Cox Communications, Inc.*                 523,365
           11,331   Viacom Inc., Class A Shares*              589,892
           14,150   The Walt Disney Co.                       428,037
           ----------------------------------------------------------
                                                            4,053,202
           ----------------------------------------------------------
            Energy -- 6.8%
           11,192   BP Amoco PLC, Sponsored ADR               605,263
            3,900   Chevron Corp.                             376,584
            5,050   Duke Energy Corp.                         236,138
            2,400   Dynegy Inc., Class A Shares               138,840
            4,350   Enron Corp.                               272,832
            2,350   Exelon Corp.                              162,268
           18,128   Exxon Mobil Corp.                       1,606,141
           12,350   Royal Dutch Petroleum Co., NY Shares      735,195
            4,700   Total Fina Elf SA                         352,030
           ----------------------------------------------------------
                                                            4,485,291
           ----------------------------------------------------------
            Finance -- 17.8%
            9,150   ACE Ltd.                                  326,655
           24,000   AMBAC Financial Group, Inc.             1,291,440
           22,900   American International Group, Inc.      1,873,220
           18,275   Annuity & Life Re Holdings, Ltd.          545,509
            3,174   Axa, Sponsored ADR                        185,679
            8,250   Bank of America Co., Inc.                 462,000
            9,800   The Bank of New York Co., Inc.            491,960
            8,300   Capital One Financial Corp.               521,738
            4,700   Countrywide Credit Industries, Inc.       200,549
           19,450   Fannie Mae                              1,561,057
           19,480   IndyMac Bancorp, Inc.*                    446,092
           28,700   J.P. Morgan Chase & Co.                 1,377,026
            3,050   Lehman Brothers Holdings Inc.             221,888
            6,950   Morgan Stanley Dean Witter & Co.          436,391

                      See Notes to Financial Statements.


  22 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                    Smith Barney Large Cap Core Portfolio

             SHARES                              SECURITY    VALUE

           -----------------------------------------------------------
            Finance -- 17.8% (continued)
            6,737   Providian Financial Corp.             $   359,082
           12,550   Wells Fargo Co.                           589,474
           10,575   XL Capital Ltd.                           748,710
           ----------------------------------------------------------
                                                           11,638,470
           ----------------------------------------------------------
            Healthcare -- 12.4%
           14,830   Affymetrix, Inc.*                         490,132
            7,500   American Home Products Corp.              433,125
           11,850   Bristol-Myers Squibb Co.                  663,600
            8,125   Eli Lilly & Co.                           690,625
            6,901   Genentech, Inc.*                          362,303
            7,950   Johnson & Johnson                         767,016
           22,850   Merck & Co., Inc.                       1,735,914
           46,075   Pfizer Inc.                             1,995,047
           10,900   Pharmacia Corp.                           569,634
           17,185   Sepracor Inc.*                            452,997
           ----------------------------------------------------------
                                                            8,160,393
           ----------------------------------------------------------
            Industrial Services -- 2.7%
           21,050   The AES Corp.*                          1,003,453
           12,850   Halliburton Co.                           555,249
            3,975   Praxair Inc.                              188,137
           ----------------------------------------------------------
                                                            1,746,839
           ----------------------------------------------------------
            Insurance -- 1.5%
           29,950   AFLAC Inc.                                952,410
           ----------------------------------------------------------
            Producer Manufacturing -- 6.3%
           10,550   Alcoa, Inc.                               436,770
            2,035   General Dynamics Corp.                    156,858
           47,480   General Electric Co.                    2,304,204
            3,150   Minnesota Mining & Manufacturing Co.      374,881
           16,050   Tyco International Ltd.                   856,589
           ----------------------------------------------------------
                                                            4,129,302
           ----------------------------------------------------------
            Retail -- 6.2%
           13,076   The Home Depot, Inc.                      615,879
            7,200   The Kroger Co.*                           162,648
            4,300   Lowe's Cos., Inc.                         270,900
            8,500   Safeway Inc.*                             461,550
           16,450   Target Corp.                              632,503
           18,950   The TJX Cos., Inc.                        593,703
           25,450   Wal-Mart Stores, Inc.                   1,316,783
           ----------------------------------------------------------
                                                            4,053,966
           ----------------------------------------------------------
            Software -- 5.5%
           35,180   Microsoft Corp.*                        2,383,445
           40,250   Oracle Corp.*                             650,440
            3,300   Siebel Systems, Inc.*                     150,414
            7,290   VERITAS Software Corp.*                   434,557
           ----------------------------------------------------------
                                                            3,618,856
           ----------------------------------------------------------

                      See Notes to Financial Statements.


  23 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                                  Smith Barney Large Cap Core Portfolio

 SHARES                                         SECURITY                                        VALUE

---------------------------------------------------------------------------------------------------------
 Technology -- 12.2%
     7,700   Applied Materials, Inc.*                                                        $   420,420
    50,300   Cisco Systems, Inc.*                                                                854,094
    15,250   Compaq Computer Corp.                                                               266,875
    18,450   Dell Computer Corp.*                                                                485,050
     5,400   Electronic Data Systems Corp.                                                       348,300
    13,100   EMC Corp.*                                                                          518,760
     5,930   Hewlett-Packard Co.                                                                 168,590
    42,618   Intel Corp.                                                                       1,317,322
    10,200   International Business Machines Corp.                                             1,174,428
     7,700   Lexmark International Group, Inc., Class A Shares*                                  473,011
     7,850   Linear Technology Corp.                                                             377,114
    21,211   Lucent Technologies Inc.                                                            212,322
     7,400   Solectron Corp.*                                                                    188,330
    18,950   Sun Microsystems, Inc.*                                                             324,424
    10,150   Texas Instruments Inc.                                                              392,805
     8,100   Xilinx, Inc.*                                                                       384,507
     2,800   Yahoo! Inc.*                                                                         56,504
--------------------------------------------------------------------------------------------------------
                                                                                               7,962,856
--------------------------------------------------------------------------------------------------------
 Telecommunications & Equipment -- 1.4%
     9,225   JDS Uniphase Corp.                                                                  197,231
    22,350   Motorola, Inc.                                                                      347,543
     6,950   Nokia Oyj, Sponsored ADR                                                            237,621
     8,850   Nortel Networks Corp.                                                               135,405
--------------------------------------------------------------------------------------------------------
                                                                                                 917,800
--------------------------------------------------------------------------------------------------------
 Transportation -- 0.4%
    11,575   Knightsbridge Tankers Ltd.                                                          290,532
--------------------------------------------------------------------------------------------------------
 Utilities -- 6.1%
    21,737   AT&T Corp.                                                                          484,300
    13,475   Qwest Communications International Inc.*                                            551,128
    25,700   SBC Communications Inc.                                                           1,060,125
    11,500   Sprint Corp. (PCS Group)*                                                           294,745
    18,715   Verizon Communications Inc.                                                       1,030,635
    33,250   WorldCom, Inc.*                                                                     606,812
--------------------------------------------------------------------------------------------------------
                                                                                               4,027,745
--------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $64,670,357)                                                            60,065,344
--------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                        SECURITY                                        VALUE

---------------------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 8.4%
$5,512,000   J.P. Morgan Chase & Co., 4.350% due 5/1/01; Proceeds at maturity -- $5,512,666;
              (Fully collateralized by U.S. Treasury Notes & Bonds, 4.750% to 11.250%
              due 11/30/02 to 11/15/22; Market value -- $5,622,245) (Cost -- $5,512,000)       5,512,000
--------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $70,182,357**)                                                         $65,577,344
--------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

  *Non-income producing security.
 **Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


  24 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                   Smith Barney Growth and Income Portfolio

           SHARES                  SECURITY                   VALUE

         --------------------------------------------------------------
         COMMON STOCK -- 87.9%
         Airlines -- 0.3%
             4,200 Southwest Airlines Co.                   $   76,482
         -------------------------------------------------------------
         Consumer Durables -- 0.8%
             2,300 Cummins Inc.                                 95,220
             1,800 Deere & Co.                                  73,926
             1,800 PACCAR Inc.                                  87,336
         -------------------------------------------------------------
                                                               256,482
         -------------------------------------------------------------
         Consumer Non-Durables -- 4.3%
             2,600 The Coca-Cola Co.                           120,094
             7,600 ConAgra Foods, Inc.                         158,156
             2,200 Georgia-Pacific Group                        71,522
             2,900 Kimberly-Clark Corp.                        172,260
             9,300 PepsiCo, Inc.                               407,433
               500 The Quaker Oats Co.                          48,500
             1,600 Unilever N.V.                                89,792
             2,300 Unilever PLC, Sponsored ADR                  69,851
             6,200 UPM - Kymmene Oyj, Sponsored ADR            198,400
         -------------------------------------------------------------
                                                             1,336,008
         -------------------------------------------------------------
         Electronic Technology -- 11.3%
             3,200 Advanced Micro Devices, Inc.*                99,200
             3,700 Celestica, Inc.*                            189,070
            13,100 Cisco Systems, Inc.*                        222,438
            19,000 Compaq Computer Corp.                       332,500
             3,700 Corning, Inc.                                81,289
             2,700 Dell Computer Corp.*                         70,983
             3,700 EMC Corp.*                                  146,520
             4,700 Emerson Electric Co.                        313,255
             4,600 General Electric Co.                        223,238
            16,300 Intel Corp.                                 503,833
             4,500 International Business Machines Corp.       518,130
             1,900 Micron Technology, Inc.*                     86,222
            17,000 Motorola, Inc.                              264,350
             5,000 Nokia Corp., Sponsored ADR                  170,950
               900 SCI Systems, Inc.*                           22,995
            12,600 Sun Microsystems, Inc.*                     215,712
         -------------------------------------------------------------
                                                             3,460,685
         -------------------------------------------------------------
         Energy Minerals -- 4.3%
             1,500 Amerada Hess Corp.                          131,250
             4,900 Exxon Mobil Corp.                           434,140
             2,600 Royal Dutch Petroleum Co., Sponsored ADR    154,778
             8,100 Total Fina Elf SA, Sponsored ADR            606,690
         -------------------------------------------------------------
                                                             1,326,858
         -------------------------------------------------------------
         Finance -- 16.0%
             4,900 American Express Co.                        207,956
             2,900 American General Corp.                      126,469
             5,700 American International Group, Inc.          466,260
             3,700 Bank of America Corp.                       207,200
            20,000 The Bank of New York Co., Inc.            1,004,000

                      See Notes to Financial Statements.


  25 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001

                    Smith Barney Growth and Income Portfolio

         SHARES                    SECURITY                     VALUE

        -----------------------------------------------------------------
        Finance -- 16.0% (continued)
            3,100 Bank One Corp.                              $  117,087
            1,200 Capital One Financial Corp.                     75,432
            2,500 Chubb Corp.                                    166,875
            8,500 Fleet Boston Financial Corp.                   326,145
            6,500 Freddie Mac                                    427,700
            2,200 The Goldman Sachs Group, Inc.                  200,420
            1,200 The Hartford Financial Services Group, Inc.     74,520
            3,800 J.P. Morgan Chase & Co.                        182,324
            1,400 Marsh & McLennan Cos., Inc.                    135,016
            3,200 Merrill Lynch & Co., Inc                       197,440
            5,000 Morgan Stanley Dean Witter & Co.               313,950
            1,600 PNC Financial Services Group                   104,112
            2,000 Providian Financial Corp.                      106,600
            4,200 Washington Mutual, Inc.                        209,706
            6,000 Wells Fargo & Co.                              281,820
        ----------------------------------------------------------------
                                                               4,931,032
        ----------------------------------------------------------------
        Health Services -- 1.7%
           13,900 HCA -- The Healthcare Co.                      537,930
        ----------------------------------------------------------------
        Health Technology -- 9.7%
            6,500 Abbott Laboratories                            301,470
              700 Baxter International Inc.                       63,805
            7,300 Biomet, Inc.                                   311,929
            2,200 Bristol-Myers Squibb Co.                       123,200
            1,100 Eli Lilly & Co.                                 93,500
            1,400 Invitrogen Corp.*                               98,714
            5,800 Merck & Co., Inc.                              440,626
           14,700 Novartis AG, ADR                               575,505
           16,300 Pfizer Inc.                                    705,790
            5,000 Teva Pharmaceutical Industries Ltd.*           272,250
        ----------------------------------------------------------------
                                                               2,986,789
        ----------------------------------------------------------------
        Non-Energy Minerals -- 2.0%
           12,900 Alcoa, Inc.                                    534,060
            2,000 Phelps Dodge Corp.                              89,480
        ----------------------------------------------------------------
                                                                 623,540
        ----------------------------------------------------------------
        Processing Industries -- 1.4%
            4,700 OM Group, Inc.                                 257,090
           16,500 PolyOne Corp.                                  139,425
              300 The Sherwin-Williams Co.                         6,294
            1,525 Syngenta AG, Sponsored ADR*                     15,433
        ----------------------------------------------------------------
                                                                 418,242
        ----------------------------------------------------------------
        Producer Manufacturing -- 1.7%
            4,700 SPX Corp.*                                     529,267
        ----------------------------------------------------------------
        Real Estate -- 1.2%
            3,000 Archstone Communities Trust                     77,340
            1,900 BRE Properties, Inc.                            53,675
            1,400 CarrAmerica Realty Corp.                        40,250

                      See Notes to Financial Statements.


  26 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                    Smith Barney Growth and Income Portfolio

           SHARES                  SECURITY                   VALUE

          -------------------------------------------------------------
          Real Estate -- 1.2% (continued)
              2,800 Equity Office Properties Trust         $    79,940
              2,100 Spieker Properties, Inc.                   115,920
          ------------------------------------------------------------
                                                               367,125
          ------------------------------------------------------------
          Retail Trade -- 8.4%
              9,500 Circuit City Stores-Circuit City Group     142,975
             21,600 Costco Wholesale Corp.*                    754,488
             18,300 Federated Department Stores, Inc.*         786,534
              8,100 The Home Depot, Inc.                       381,510
              8,300 Safeway, Inc.*                             450,690
              4,000 Staples, Inc.*                              65,080
          ------------------------------------------------------------
                                                             2,581,277
          ------------------------------------------------------------
          Software -- 5.6%
              1,100 Amdocs Ltd.*                                64,790
              3,000 BEA Systems, Inc.*                         122,550
             10,600 BMC Software, Inc.*                        256,414
              1,000 Mercury Interactive Corp.*                  66,150
             14,125 Microsoft Corp.*                           956,969
              8,800 Oracle Corp.*                              142,208
              1,701 VERITAS Software Corp.*                    101,397
          ------------------------------------------------------------
                                                             1,710,478
          ------------------------------------------------------------
          Technology Services -- 14.2%
             15,300 AOL Time Warner Inc.*                      772,650
             23,100 AT&T Corp.                                 514,668
             15,100 AT&T Corp. -- Liberty Media Corp.*         241,600
              1,600 Automatic Data Processing, Inc.             86,800
              1,900 Comcast Corp., Special Class A Shares*      83,429
              3,100 Electronic Data Systems Corp.              199,950
             12,137 General Motors Corp., Class H Shares       257,911
             35,000 Genuity, Inc.*                             100,800
             20,100 The News Corp. Ltd.                        653,451
              8,500 SBC Communications, Inc.                   350,625
              5,700 UnitedGlobalCom Inc.*                       91,357
              2,000 United Technologies Corp.                  156,160
             15,700 Verizon Communications Inc.                864,599
          ------------------------------------------------------------
                                                             4,374,000
          ------------------------------------------------------------
          Transportation -- 1.0%
              7,400 Canadian National Railway Co.              292,966
          ------------------------------------------------------------
          Utilities -- 4.0%
              7,212 El Paso Corp.                              496,185
              4,300 Enron Corp.                                269,696
              4,400 Exelon Corp.                               303,820
              1,013 Mirant Co.*                                 41,330
              6,900 PG&E Corp.*                                 61,893
              2,600 The Southern Co.                            60,814
          ------------------------------------------------------------
                                                             1,233,738
          ------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Cost -- $27,402,726)                   27,042,899
          ------------------------------------------------------------

                      See Notes to Financial Statements.


 27 Smith Barney Investment Series  | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                    Smith Barney Growth and Income Portfolio

   FACE
  AMOUNT                                       SECURITY                                        VALUE

--------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 1.1%
Diversified Operations -- 0.2%
  $  50,000 Hutchison Whampoa Ltd., 2.875% due 9/15/03+                                     $    49,000
-------------------------------------------------------------------------------------------------------
Technology Services -- 0.9%
    220,000 NTL (Delaware), Inc., 5.750% due 12/15/09                                           127,875
    151,000 Verizon Communications Inc., 5.750% due 4/1/03                                      150,906
-------------------------------------------------------------------------------------------------------
                                                                                                278,781
-------------------------------------------------------------------------------------------------------
            TOTAL CONVERTIBLE CORPORATE BONDS
            (Cost -- $334,423)                                                                  327,781
-------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
            SUB-TOTAL INVESTMENTS
            (Cost -- $27,737,149)                                                            27,370,680
-------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 11.0%
  3,385,000 J.P. Morgan Chase & Co., 4.350% due 5/1/01; Proceeds at maturity -- $3,385,409;
             (Fully collateralized by U.S. Treasury Notes & Bonds, 4.750% to 11.250%
             due 11/30/02 to 11/15/22; Market value -- $3,452,703) (Cost -- $3,385,000)       3,385,000
-------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $31,122,149**)                                                         $30,755,680
-------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

 * Non-income producing security.
 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


  28 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001

                           Select Government Portfolio

   FACE
  AMOUNT                                             SECURITY                                              VALUE

--------------------------------------------------------------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS -- 28.8%
$3,750,000   U.S. Treasury Notes, 6.000% due 8/15/09
             (Cost -- $3,809,531)                                                                       $ 3,910,875
-------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCIES -- 23.8%
   700,000   Federal Home Loan Bank, 6.500% due 11/15/05                                                    731,500
             Federal Home Loan Mortgage Corporation:
   275,163     7.500% due 8/1/30                                                                            281,266
   387,118     7.500% due 12/1/30                                                                           395,705
             Federal National Mortgage Association:
   432,798     6.500% due 4/1/29                                                                            428,332
   273,101     7.500% due 9/1/29                                                                            278,905
             Government National Mortgage Association:
   423,956     7.500% due 12/15/28                                                                          434,289
   667,679     8.000% due 11/15/29                                                                          689,793
-------------------------------------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT AGENCIES
             (Cost -- $3,220,247)                                                                         3,239,790
-------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             SUB-TOTAL INVESTMENTS
             (Cost -- $7,029,778)                                                                         7,150,665
-------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENTS -- 47.4%
 3,120,000   J.P. Morgan Chase & Co., 4.350% due 5/1/01; Proceeds at maturity -- $3,120,377;
               (Fully collateralized by U.S. Treasury Notes & Bonds, 4.750% to 11.250%
               due 11/30/02 to 11/15/22; Market value -- $3,182,403)                                      3,120,000
 3,316,000   Morgan Stanley Dean Witter & Co., 4.400% due 5/1/01; Proceeds at maturity -- $3,316,405;
               (Fully collateralized by U.S. Treasury Notes, 5.625% to 6.500% due 6/30/01 to 5/15/08;
               Market value -- $3,398,936)                                                                3,316,000
-------------------------------------------------------------------------------------------------------------------
             TOTAL REPURCHASE AGREEMENTS
             (Cost -- $6,436,000)                                                                         6,436,000
-------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $13,465,778*)                                                                     $13,586,665
-------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


  29 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

 Statements of Assets and Liabilities (unaudited)                April 30, 2001



                                                  Smith Barney
                                               Premier Selections  Smith Barney    Smith Barney         Select
                                                 All Cap Growth      Large Cap       Growth and       Government
                                                   Portfolio       Core Portfolio Income Portfolio    Portfolio

-----------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost                           $34,063,741        $64,670,357    $27,737,149      $ 7,029,778
   Repurchase agreements, at cost                   5,655,000          5,512,000      3,385,000        6,436,000
----------------------------------------------------------------------------------------------------------------
   Investments, at value                          $33,971,517        $60,065,344    $27,370,680      $ 7,150,665
   Repurchase agreements, at value                  5,655,000          5,512,000      3,385,000        6,436,000
   Cash                                                   259                 27            542            1,502
   Dividends and interest receivable                   28,388             48,627         24,429           84,310
   Receivable from broker -- variation margin          17,850                 --             --               --
   Receivable for securities sold                     312,320                 --        211,840               --
----------------------------------------------------------------------------------------------------------------
   Total Assets                                    39,985,334         65,625,998     30,992,491       13,672,477
----------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                 1,937,867            413,996      1,921,792               --
   Investment management fees payable                  21,978             38,870          6,628              153
   Accrued expenses                                    38,071             50,639         27,746           23,460
----------------------------------------------------------------------------------------------------------------
   Total Liabilities                                1,997,916            503,505      1,956,166           23,613
----------------------------------------------------------------------------------------------------------------
Total Net Assets                                  $37,987,418        $65,122,493    $29,036,325      $13,648,864
----------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of shares of beneficial interest     $    28,787        $    62,009    $    30,627      $    12,654
   Capital paid in excess of par value             38,897,372         72,887,099     31,173,996       13,216,458
   Undistributed net investment income                 57,974             96,194         41,413          157,068
   Accumulated net realized gain (loss) from
     security transactions and futures contracts   (1,125,269)        (3,317,796)    (1,843,242)         141,797
   Net unrealized appreciation (depreciation)
     of investments and future contracts              128,554         (4,605,013)      (366,469)         120,887
----------------------------------------------------------------------------------------------------------------
Total Net Assets                                  $37,987,418        $65,122,493    $29,036,325      $13,648,864
----------------------------------------------------------------------------------------------------------------
Shares Outstanding                                  2,878,694          6,200,855      3,062,663        1,265,382
----------------------------------------------------------------------------------------------------------------
Net Asset Value                                        $13.20             $10.50          $9.48           $10.79
----------------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


  30 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

 Statements of Operations (unaudited)   For the Six Months Ended April 30, 2001


                                                           Smith Barney
                                                        Premier Selections    Smith Barney    Smith Barney       Select
                                                          All Cap Growth        Large Cap       Growth and     Government
                                                            Portfolio         Core Portfolio Income Portfolio  Portfolio

--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                               $    82,742        $   150,347    $   122,491              --
   Interest                                                    150,577            264,051         56,997        $234,883
   Less: Foreign withholding tax                                    --               (990)        (2,673)             --
--------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                     233,319            413,408        176,815         234,883
--------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment management fees (Note 2)                         110,185            214,412         83,879          24,236
   Custody                                                       8,713              6,123          9,139             200
   Shareholder and system servicing fees                         8,046              7,594          8,167           7,800
   Audit and legal                                               7,948              8,370          7,995          10,300
   Shareholder communications                                    5,180              1,255          3,116           1,500
   Registration fees                                             4,494              4,250          1,878              --
   Trustees' fees                                                  653                911            455             200
   Pricing service fees                                             --                 --             62              --
   Other                                                         5,404              7,556          1,309             136
--------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                              150,623            250,471        116,000          44,372
   Less: Investment management fee waivers (Note 2)            (11,056)                --         (9,753)        (12,057)
--------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                139,567            250,471        106,247          32,315
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                           93,752            162,937         70,568         202,568
--------------------------------------------------------------------------------------------------------------------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FUTURES CONTRACTS
    (NOTES 3 AND 5):
   Realized Gain (Loss) From:
       Security transactions (excluding
         short-term securities)                               (703,543)        (2,838,847)    (1,669,194)        141,797
       Futures contracts                                      (436,518)            12,278             --              --
--------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss)                                 (1,140,061)        (2,826,569)    (1,669,194)        141,797
--------------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation)
   of Investments and Futures Contracts:
       Beginning of period                                   1,105,533            501,108        357,909          97,200
       End of period                                           128,554         (4,605,013)      (366,469)        120,887
--------------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized
     Appreciation (Depreciation)                              (976,979)        (5,106,121)      (724,378)         23,687
--------------------------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments
  and Futures Contracts                                     (2,117,040)        (7,932,690)    (2,393,572)        165,484
--------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  From Operations                                          $(2,023,288)       $(7,769,753)   $(2,323,004)       $368,052
--------------------------------------------------------------------------------------------------------------------------

  31 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders


                      See Notes to Financial Statements.

 Statements of Changes in Net Assets (unaudited)       For the Six Months Ended
                                                                  April 30, 2001


                                                         Smith Barney
                                                      Premier Selections   Smith Barney     Smith Barney        Select
                                                         All Cap Growth     Large Cap        Growth and       Government
                                                           Portfolio       Core Portfolio  Income Portfolio    Portfolio

-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                 $    93,752        $   162,937    $    70,568      $   202,568
   Net realized gain (loss)                               (1,140,061)        (2,826,569)    (1,669,194)         141,797
   Change in net unrealized appreciation (depreciation)     (976,979)        (5,106,121)      (724,378)          23,687
------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
     From Operations                                      (2,023,288)        (7,769,753)    (2,323,004)         368,052
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                     (82,098)          (130,049)      (115,950)        (255,029)
   Net realized gains                                        (89,158)                --        (81,898)              --
------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                          (171,256)          (130,049)      (197,848)        (255,029)
------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                       19,193,062         24,325,969     14,175,948       11,165,865
   Net asset value of shares issued for
     reinvestment of dividends                               171,256            130,049        197,848          255,029
   Cost of shares reacquired                                (601,516)        (1,064,107)      (905,476)      (2,880,713)
------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                              18,762,802         23,391,911     13,468,320        8,540,181
------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                    16,568,258         15,492,109     10,947,468        8,653,204

NET ASSETS:
   Beginning of period                                    21,419,160         49,630,384     18,088,857        4,995,660
------------------------------------------------------------------------------------------------------------------------
   End of period*                                        $37,987,418        $65,122,493    $29,036,325      $13,648,864
------------------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:           $57,974            $96,194        $41,413         $157,068
------------------------------------------------------------------------------------------------------------------------

  32 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders


                      See Notes to Financial Statements.

 Statements of Changes in Net Assets (continued)             For the Year Ended
                                                               October 31, 2000


                                                           Smith Barney
                                                        Premier Selections  Smith Barney    Smith Barney         Select
                                                          All Cap Growth      Large Cap       Growth and       Government
                                                            Portfolio       Core Portfolio Income Portfolio    Portfolio

--------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
   Net investment income                                 $    47,749        $    64,249    $    91,312      $   262,586
   Net realized gain (loss)                                  169,676           (486,815)       (90,237)              --
   Change in net unrealized appreciation (depreciation)    1,011,621            247,411        328,473           57,700
------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
     From Operations                                       1,229,046           (175,155)       329,548          320,286
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                      (5,008)            (5,012)        (7,000)         (79,999)
   Net realized gains                                             --                 --             --               --
------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                            (5,008)            (5,012)        (7,000)         (79,999)
------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                       21,023,534         51,115,794     17,989,875        3,177,400
   Net asset value of shares issued for
     reinvestment of dividends                                 5,008              5,012          7,000           79,999
   Cost of shares reacquired                              (3,865,070)        (6,583,806)    (3,275,942)      (3,568,453)
------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Fund Share Transactions                              17,163,472         44,537,000     14,720,933         (311,054)
------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                         18,387,510         44,356,833     15,043,481          (70,767)

NET ASSETS:
   Beginning of year                                       3,031,650          5,273,551      3,045,376        5,066,427
------------------------------------------------------------------------------------------------------------------------
   End of year*                                          $21,419,160        $49,630,384    $18,088,857      $ 4,995,660
------------------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:           $46,320            $63,306        $86,795         $209,529
------------------------------------------------------------------------------------------------------------------------


  33 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders


                      See Notes to Financial Statements.

 Notes to Financial Statements (unaudited)



1. Significant Accounting Policies

The Smith Barney Premier Selections All Cap Growth, formerly known as Select Mid Cap, Smith Barney Large Cap Core, formerly known as Select Growth, Smith Barney Growth and Income, formerly known as Select Growth and Income, and Select Government Portfolios ("Portfolio(s)") are separate investment portfolios of the Smith Barney Investment Series ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company and consists of these Portfolios and three other separate investment portfolios:
Smith Barney Large Cap Core Fund, Smith Barney Growth and Income Fund, and Smith Barney International Aggressive Growth Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence, subsequent to the time a value was so established, is likely to have significantly changed the value then, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices in the over-the-counter market; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (e) interest income, adjusted for amortization of premium and accretion of discount is recorded on the accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Portfolios on the ex-dividend date; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the Smith Barney Premier Selections All Cap Growth Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (l) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise tax; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


  34 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

Also, the Smith Barney Premier Selections All Cap Growth Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Investment Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment manager to the Portfolios.

The Smith Barney Premier Selections All Cap Growth, Smith Barney Large Cap Core, and Smith Barney Growth and Income Portfolios pay SBFM a management fee calculated at an annual rate of 0.75% of their average daily net assets and the Select Government Portfolio pays SBFM a management fee calculated at an annual rate of 0.60% of its average daily net assets. These fees are calculated daily and paid monthly. For the six months ended April 30, 2001, SBFM waived investment management fees of $11,056, $9,753 and $12,057 for the Smith Barney Premier Selections All Cap Growth, Smith Barney Growth and Income, and Select Government Portfolios, respectively.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolios' distributor. In addition, SSB acts as the primary broker for the Portfolios' agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the six months ended April 30, 2001, SSB and its affiliates received brokerage commissions of $4,208.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended April 30, 2001, each Portfolio paid transfer agent fees of $2,500 to CFTC.

All officers and one Trustee of the Portfolios are employees of Citigroup or its affiliates.

The Trustees of the Series instituted a Retirement Plan ("Plan"), effective April 1, 1996 (and amended January 1, 2001). The Plan is not funded, and obligations under the Plan will be paid solely out of the Series' assets. The Series will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Trustees not affiliated with SBFM, the annual retirement benefit payable per year for a ten-year period is based upon the total annual compensation received in calendar year 2000, such benefit is reduced by any payments received under the CitiFunds and Smith Barney Investment Series Amended and Restated Trustee Emeritus Plan. Trustees with more than five but less than ten years of service at retirement will receive a proportionally reduced benefit. Under the Plan, for those Trustees retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten-year period is equal to 75% of the total compensation received from the Trust during the 1995 calendar year.


  35 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

3. Investments

During the six months ended April 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                          Purchases    Sales

--------------------------------------------------------------------------------
Smith Barney Premier Selections All Cap Growth Portfolio $24,924,683 $5,321,033

--------------------------------------------------------------------------------
Smith Barney Large Cap Core Portfolio                     33,244,357  7,370,895
--------------------------------------------------------------------------------
Smith Barney Growth and Income Portfolio                  31,024,676  9,983,928
--------------------------------------------------------------------------------
Select Government Portfolio                                5,031,115  2,867,734
-------------------------------------------------------------------------------

At April 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                   Net Unrealized
                                                                                   Appreciation
                                                         Appreciation Depreciation (Depreciation)

--------------------------------------------------------------------------------------------------
Smith Barney Premier Selections All Cap Growth Portfolio $3,061,933   $(3,154,157) $   (92,224)
-------------------------------------------------------------------------------------------------
Smith Barney Large Cap Core Portfolio                     2,530,945    (7,135,958)  (4,605,013)
-------------------------------------------------------------------------------------------------
Smith Barney Growth and Income Portfolio                  1,377,685    (1,744,154)    (366,469)
-------------------------------------------------------------------------------------------------
Select Government Portfolio                                 120,887            --      120,887
-------------------------------------------------------------------------------------------------

4. Repurchase Agreements

The Portfolios purchase (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

The Portfolios may from time to time enter into futures contracts. Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (and cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At April 30, 2001, the Smith Barney Premier Selections All Cap Growth Portfolio had open futures contracts as follows:

                          # of                   Basis      Market   Unrealized
Purchased Contracts       Contracts Expiration   Value      Value      Gain

--------------------------------------------------------------------------------
Mid Cap 400 Futures       14        6/01       $3,366,372 $3,587,150 $220,778
--------------------------------------------------------------------------------

  36 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

6. Option Contracts

The Portfolios may from time to time enter into option contracts. Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At April 30, 2001, the Portfolios did not hold any purchased call or put option contracts.

When the Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a covered put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended April 30, 2001, the Portfolios did not enter into any written covered call or put option contracts.

7. Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

  37 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

8.  Securities Traded on a To-Be-Announced Basis

The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At April 30, 2001, the Portfolios did not hold any TBA securities.

9.  Capital Loss Carryforward

At October 31, 2000, the Smith Barney Large Cap Core Portfolio had, for Federal income tax purposes, a capital loss carryforward of approximately $50,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of the expiration for each carryforward loss is indicated below:

                                                                  2007   2008
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Carryforward Amounts                                             $4,000 $46,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

10. Shares of Beneficial Interest

At April 30, 2001, the Trust had an unlimited number of shares authorized with a par value of $0.01 per share.

Transactions in shares of each Portfolio were as follows:

                                                         Six Months
                                                           Ended        Year Ended
                                                         April 30, 2001 October 31, 2000
----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Smith Barney Premier Selections All Cap Growth Portfolio
Shares sold                                              1,434,612      1,481,655
Shares issued on reinvestment                               12,060            426
Shares reacquired                                          (47,396)      (302,494)
----------------------------------------------------------------------------------------
Net Increase                                             1,399,276      1,179,587
----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Smith Barney Large Cap Core Portfolio
Shares sold                                              2,199,937      4,140,876
Shares issued on reinvestment                               11,529            424
Shares reacquired                                          (99,849)      (554,063)
----------------------------------------------------------------------------------------
Net Increase                                             2,111,617      3,587,237
----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Smith Barney Growth and Income Portfolio
Shares sold                                              1,458,113      1,691,973
Shares issued on reinvestment                               19,706            647
Shares reacquired                                          (94,041)      (315,226)
----------------------------------------------------------------------------------------
Net Increase                                             1,383,778      1,377,394
----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Select Government Portfolio
Shares sold                                              1,037,577        306,687
Shares issued on reinvestment                               24,173          8,163
Shares reacquired                                         (266,699)      (344,523)
----------------------------------------------------------------------------------------
Net Increase (Decrease)                                    795,051        (29,673)
----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

  38 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

 Financial Highlights



For a share of each class of beneficial interest outstanding throughout the year ended October 31, unless otherwise noted:

Smith Barney Premier Selections All Cap Growth Portfolio    2001/(1)/ 2000/(2)/  1999/(3)/

-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $  14.48     $  10.11  $ 10.00

-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(4)/                                  0.03         0.09     0.01
 Net realized and unrealized gain (loss)                    (1.23)        4.30     0.10

-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                         (1.20)        4.39     0.11

-------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                                      (0.04)       (0.02)      --
 Net realized gains                                         (0.04)          --       --

-------------------------------------------------------------------------------------------
Total Distributions                                         (0.08)       (0.02)      --

-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $  13.20     $  14.48  $ 10.11

-------------------------------------------------------------------------------------------
Total Return                                                (8.29)%++    43.43%    1.10%++

-------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                          $37,987      $21,419   $3,032

-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(4)(5)/                                            0.95%+       0.95%    0.95%+
 Net investment income                                       0.64+        0.72     1.00+

-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                        22%          58%       8%

-------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(4) The Manager has agreed to waive all or a portion of its fees for the six months ended April 30, 2001, the year ended October 31, 2000 and the period ended October 31, 1999. In addition, the Manager also reimbursed expenses of $30,419 and $13,182 for the year ended October 31, 2000 and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                                                                        Expense Ratios
                                                             Net Investment Income Without Fee Waivers and/or
                                                              Per Share Decreases    Expense Reimbursements
                                                             --------------------- --------------------------
                                                             2001    2000    1999   2001     2000       1999
                                                             -----   -----   -----  ----     ----       ----
Smith Barney Premier Selections All Cap Growth Portfolio     $0.01   $0.15   $0.05 1.02%+    2.14%     5.35%+

(5) As a result of a voluntary expense limitation, the expense ratio will not exceed 0.95%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.




  39 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout the year ended October 31, unless otherwise noted:

   Smith Barney Large Cap Core Portfolio       2001/(1)/ 2000/(2)/  1999/(3)/

   ---------------------------------------------------------------------------
   Net Asset Value, Beginning of Period     $  12.14     $  10.51  $ 10.00

   ---------------------------------------------------------------------------
   Income (Loss) From Operations:
    Net investment income/(4)/                  0.03         0.05     0.01
    Net realized and unrealized gain (loss)    (1.64)        1.59     0.50

   ---------------------------------------------------------------------------
   Total Income (Loss) From Operations         (1.61)        1.64     0.51

   ---------------------------------------------------------------------------
   Less Distributions From:
    Net investment income                      (0.03)       (0.01)      --

   ---------------------------------------------------------------------------
   Total Distributions                         (0.03)       (0.01)      --

   ---------------------------------------------------------------------------
   Net Asset Value, End of Period           $  10.50     $  12.14  $ 10.51

   ---------------------------------------------------------------------------
   Total Return                               (13.31)%++    15.61%    5.10%++

   ---------------------------------------------------------------------------
   Net Assets, End of Period (000s)          $65,122      $49,630   $5,274

   ---------------------------------------------------------------------------
   Ratios to Average Net Assets:
    Expenses/(4)(5)/                            0.87%+       0.95%    0.95%+
    Net investment income                       0.57+        0.42     0.67+

   ---------------------------------------------------------------------------
   Portfolio Turnover Rate                        14%          30%       6%

   ---------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(4) The Manager has agreed to waive all or a portion of its fees for the year ended October 31, 2000 and the period ended October 31, 1999. In addition, the Manager also reimbursed expenses of $20,272 for the period ended October 31, 1999. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                                                       Expense Ratios
                                           Net Investment Income Without Fee Waivers and/or
                                            Per Share Decreases    Expense Reimbursements
                                           --------------------- --------------------------
                                              2000       1999        2000          1999
                                              -----      -----       ----          ----
 Smith Barney Large Cap Core Portfolio        $0.07      $0.05       1.55%        5.00%+

(5) As a result of a voluntary expense limitation, the expense ratio will not exceed 0.95%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.



  40 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout the year ended October 31, unless otherwise noted:

   Smith Barney Growth and Income Portfolio    2001/(1)/ 2000/(2)/  1999/(3)/

   ---------------------------------------------------------------------------
   Net Asset Value, Beginning of Period     $  10.77     $  10.10  $ 10.00

   ---------------------------------------------------------------------------
   Income (Loss) From Operations:
    Net investment income/(4)/                  0.02         0.16     0.01
    Net realized and unrealized gain (loss)    (1.22)        0.53     0.09

   ---------------------------------------------------------------------------
   Total Income (Loss) From Operations         (1.20)        0.69     0.10

   ---------------------------------------------------------------------------
   Less Distributions From:
    Net investment income                      (0.05)       (0.02)      --
    Net realized gains                         (0.04)          --       --

   ---------------------------------------------------------------------------
   Total Distributions                         (0.09)       (0.02)      --

   ---------------------------------------------------------------------------
   Net Asset Value, End of Period              $9.48     $  10.77  $ 10.10

   ---------------------------------------------------------------------------
   Total Return                               (11.17)%++     6.86%    1.00%++

   ---------------------------------------------------------------------------
   Net Assets, End of Period (000s)          $29,036      $18,089   $3,045

   ---------------------------------------------------------------------------
   Ratios to Average Net Assets:
    Expenses/(4)(5)/                            0.95%+       0.95%    0.95%+
    Net investment income                       0.63+        1.54     0.69+

   ---------------------------------------------------------------------------
   Portfolio Turnover Rate                        49%          72%       1%

   ---------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(4) The Manager has agreed to waive all or a portion of its fees for the six months ended April 30, 2001, the year ended October 31, 2000 and the period ended October 31, 1999. In addition, the Manager also reimbursed expenses of $21,016 and $12,636 for the year ended October 31, 2000 and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                          Expense Ratios
                                               Net Investment Income Without Fee Waivers and/or
                                                Per Share Decreases    Expense Reimbursements
                                               --------------------- --------------------------
                                               2001    2000    1999    2001     2000      1999
                                               -----   -----   -----   ----     ----      ----
 Smith Barney Growth and Income Portfolio      $0.01   $0.12   $0.05  1.03%+    2.05%    5.22%+

(5) As a result of a voluntary expense limitation, the expense ratio will not exceed 0.95%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.



  41 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout the year ended October 31, unless otherwise noted:

Select Government Portfolio                      2001/(1)/ 2000/(2)/  1999/(3)/

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $  10.62    $ 10.13   $ 10.00

--------------------------------------------------------------------------------
Income From Operations:
 Net investment income/(4)/                        0.25       0.53      0.05
 Net realized and unrealized gain                  0.49       0.12      0.08

--------------------------------------------------------------------------------
Total Income From Operations                       0.74       0.65      0.13

--------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                            (0.57)     (0.16)       --

--------------------------------------------------------------------------------
Total Distributions                               (0.57)     (0.16)       --

--------------------------------------------------------------------------------
Net Asset Value, End of Period                 $  10.79    $ 10.62   $ 10.13

--------------------------------------------------------------------------------
Total Return                                       7.11%++    6.55%     1.30%++

--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $13,649     $4,996    $5,066

--------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(4)(5)/                                  0.80%+     0.80%     0.80%+
 Net investment income                             4.99+      5.19      4.36+

--------------------------------------------------------------------------------
Portfolio Turnover Rate                              47%         0%        0%

--------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(4) The Manager has agreed to waive all or a portion of its fees for the six months ended April 30, 2001, the year ended October 31, 2000 and the period ended October 31, 1999. In addition, the Manager also reimbursed expenses of $33,010 and $14,291 for the year ended October 31, 2000 and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                                       Expense Ratios
                            Net Investment Income Without Fee Waivers and/or
                             Per Share Decreases    Expense Reimbursements
                            --------------------- --------------------------
                            2001    2000    1999      2001    2000    1999
                            -----   -----   -----     ----    ----    ----
Select Government Portfolio $0.02   $0.13   $0.04     1.09%+   2.06%  3.73%+

(5) As a result of a voluntary expense limitation, the expense ratio will not exceed 0.80%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

  42 Smith Barney Investment Series | 2001 Semi-Annual Report to Shareholders

                                 SMITH BARNEY
                               INVESTMENT SERIES



           BOARD OF TRUSTEES         INVESTMENT MANAGER
           Donald M. Carlton         Smith Barney Fund Management LLC
           A. Benton Cocanougher
           Stephen Randolph Gross    CUSTODIAN
           Heath B. McLendon
           Alan G. Merten            PFPC Trust Company
           R. Richardson Pettit
                                     TRANSFER AGENT
           OFFICERS
           Heath B. McLendon         Citi Fiduciary Trust Company
           President                 125 Broad Street, 11th Floor
                                     New York, New York 10004
           Lewis E. Daidone
           Senior Vice President     SUB-TRANSFER AGENT
           and Treasurer
                                     PFPC Global Fund Services
           James E. Conroy           P.O. Box 9699
           Vice President and        Providence, Rhode Island
           Investment Officer        02940-9699

           Michael Kagan
           Vice President and
           Investment Officer

           Lawrence B. Weissman, CFA
           Vice President and
           Investment Officer

           Paul A. Brook
           Controller

           Robert I. Frenkel
           Secretary

   Smith Barney Investment Series



 This report is submitted for general information of the shareholders of the Smith Barney Investment Series -- Smith Barney Premier Selections All Cap Growth, Smith Barney Large Cap Core, Smith Barney Growth and Income, and Select Government Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus, which contains information concerning the investment policies and expenses as well as other pertinent information.

 SMITH BARNEY INVESTMENT SERIES
 Smith Barney Mutual Funds
 7 World Trade Center
 New York, New York 10048

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



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 Salomon Smith Barney is a service mark of
 Salomon Smith Barney Inc.

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